UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

MAUREEN KANE ESQ.

Executive Vice President, General Counsel and Secretary

Equitable Investment Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

Item 1(a):

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

October 31, 2022

1290 Funds

Annual Report

October 31, 2022

Market Overview for the year ended October 31, 2022

After rebounding from the COVID-19-induced recession in mid-2021, the global economy began to weaken late last year and into 2022, with increased fears of recession on the horizon. The massive fiscal and monetary support that helped the global economy regain its footing following lockdowns and restrictions tied to the pandemic, also appeared to trigger a sharp increase in inflation. Pent-up consumer demand and the repercussions from the war in Ukraine pushed inflation sharply higher, and most central banks then pivoted and began tightening monetary policy. The U.S. Federal Reserve began raising interest rates in March 2022, kicking off a string of the steepest rate increases since 1994. The Bank of England, the European Central Bank, and numerous central banks in developing countries also aggressively raised rates during the reporting period. Against this backdrop, the International Monetary Fund has repeatedly downgraded its expectations for global growth.

The global fixed-income market experienced periods of volatility and fell sharply over the reporting period. Elevated inflation and aggressive central bank tightening took a toll, pushing yields higher and bond prices lower. In the U.S., two-year Treasury yields began the reporting period at 0.48% and ended at 4.51%. Ten-year U.S. Treasury yields began the period at 1.55% and ended at 4.05%. The same dynamic also occurred in most countries across the globe.

The equity markets ended 2021 with elevated uncertainty, due in part to the emergence of the Omicron COVID variant, and exacerbated by the anticipated removal of fiscal and monetary support for the economy. Markets continued this decline in the first quarter of 2022 with the S&P 500 Index falling 4.6%. April and June brought some of the biggest market declines in years as the reality of higher interest rates and the increasing prospect of a global slowdown took hold. By the end of Q2, there was no place to hide as energy stocks and other statistically cheap securities succumbed to the selling. For the second quarter, large- and small-capitalization stocks continued to decline sharply. A softening in inflation numbers, continued strong employment numbers, renewed GDP growth, and a resilient consumer served to turn sentiment somewhat positive toward the end of October, kicking off a U.S. stock market rally.

Globally, the impact of the strong U.S. dollar, which makes commodities extremely expensive overseas, has been a negative factor in most of the world. Europe also felt the twin blows of higher energy prices and the war in Ukraine. China’s economic recovery continued to disappoint investors, as it was viewed as hindered by stringent zero-COVID policies. Weaker Chinese growth negatively impacted the emerging markets as well. The September Purchasing Managers’ Index, a widely followed measure of economic growth prospects, continued to show deterioration in the global growth outlook, led downwards by weakness in European economies. Non-U.S. stocks had begun to rise off their September lows, however, as of this writing.

Source: Equitable Investment Management Group, LLC, with contributions from Bloomberg, L.P., GAMCO Asset Management Inc., Brandywine Global and AXA Investment Managers US, Inc. As of October 31, 2022. This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. PAST PERFORMANCE IS NO GUARANTEE OP FUTURE RESULTS. No investment is risk-free. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High-yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index and, with respect to certain Funds, customized composite benchmarks. Each Fund’s rates of return are net of investment advisory fees and expenses of the Fund. Each Fund has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Benchmarks

1290 Diversified Bond Fund

Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

1290 Essex Small Cap Growth Fund

Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

1290 GAMCO Small/Mid Cap Value Fund

Russell 2500TM Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

1290 High Yield Bond Fund

ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

1290 Loomis Sayles Multi-Asset Income Fund

20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the MSCI World High Dividend Yield Index at a weighting of 20%, the Cboe S&P500 BuyWrite IndexSM at a weighing of 20%, the Bloomberg U.S. Corporate High Yield Index at a weighting of 30% and the Bloomberg U.S. Aggregate Bond Index at a weighting of 30%.

Morgan Stanley Capital International (MSCI) World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index is net of withholding taxes for dividend payments.

The Cboe S&P 500 BuyWrite IndexSM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index®.

Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The Bloomberg U.S. Corporate High Yield Index is a component of the US Universal and Global High Yield Indices.

Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

Prior to August 19, 2022 the benchmark was a blend of the S&P 500® Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%)

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade,

NOTES ON PERFORMANCE (Unaudited)

fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

1290 Multi-Alternative Strategies Fund

ICE BofA US 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

1290 Retirement Fund Series

S&P Target Date® Index Series comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

1290 SmartBeta Equity Fund

MSCI World (net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Other indices mentioned:

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from twenty- four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The Bloomberg U.S. Corporate High Yield Index is a component of the U.S. Universal and Global High Yield Indices.

MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.”

Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Glossary

Credit ratings: Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bond rating firms like Standard & Poor’s and Moody’s use different designations, consisting of the upper- and lower-case letters “A” and “B,” to identify a bond’s credit quality rating. “AAA” and “AA” (high credit quality) and “A” and “BBB” (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (“BB,” “BBB-,” “B,” “CCC,” etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

Corporate bonds are a type of debt security that is issued by a firm and sold to investors. Corporate bonds are typically seen as somewhat riskier than U.S. government bonds, so they usually have higher interest rates to compensate for this additional risk.

Derivative is a financial instrument with a price that is dependent upon or derived from one or more underlying assets.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Factor returns are the return attributable to a particular common factor.

Federal funds rate is the target interest rate set by the Federal Open Market Committee (FOMC) at which commercial banks borrow and lend their excess reserves to each other overnight.

Futures are derivative financial contracts that obligate the parties to transact an asset at a predetermined future date and price. drawdown

Inflation is the decline of purchasing power of a given currency over time.

Mortgage backed security (MBS) is a type of asset- backed security that is secured by a mortgage or collection of mortgages.

Swap is a derivative contract through which two parties exchange financial instruments.

NOTES ON PERFORMANCE (Unaudited)

Treasury securities, or Treasuries, are debt obligations of the U.S. government. When you buy a U.S. Treasury security, you are lending money to the federal government for a specified period of time.

Yield refers to the earnings generated and realized on an investment over a particular period of time.

Yield spread is the difference between yields on differing debt instruments of varying maturities, credit ratings, issuer, or risk level, calculated by deducting the yield of one instrument from the other.

1290 DIVERSIFIED BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Brandywine Global Investment Management, LLC (Brandywine Global)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(20.39)%	0.49%	1.15%
	with Sales Charge (a)	(23.88)	(0.44)	0.52
Fund – Class I Shares*		(20.18)	0.70	1.38
Fund – Class R Shares*		(20.60)	0.21	0.88
Bloomberg U.S. Aggregate Bond Index		(15.68)	(0.54)	0.47

* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Diversified Bond Fund and the Bloomberg U.S. Aggregate Bond Index from 7/6/15 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratios for Class A, I and R shares were 1.22%, 0.96% and 1.47%, respectively. The net expense ratios for Class A, I and R shares were 0.75%, 0.50% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (20.18)% for the year ended October 31, 2022. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned (15.68)% over the same year.

Overview — Brandywine Global Investment Management, LLC (Brandywine Global)

After rebounding from the COVID-19 induced recession, the global economy then weakened during the twelve-months ended October 31, 2022, with increased fears of another recession on the horizon. Looking back, massive fiscal and monetary support helped the global economy regain its footing following lockdowns and restrictions tied to the pandemic. However, an unintended consequence was a sharp increase in inflation, which was initially characterized as being “transitory” by Federal Reserve Board Chairman Jerome Powell. This was partially based on expectations that supply chain bottlenecks would help to ease rising prices. However, pent-up consumer demand and the repercussions from the war in Ukraine pushed inflation sharply higher and most central banks then pivoted and began tightening monetary policy.

In the U.S., the Federal Reserve (Fed) raised interest rates 0.25% (25 basis points, or bps) in March 2022, the first increase since 2018. This pushed the federal funds rate to a range between 0.25% and 0.50%. Two months later, the Fed raised the federal funds rate 50 bps and, with inflation continuing to surprise to the upside, the Fed raised rates 75 bps at its meeting in June, the largest such increase since 1994. This was followed by similar 75 bps hikes in both July and September. Finally, in early November — after the reporting period ended — the

1290 DIVERSIFIED BOND FUND (Unaudited)

Fed again raised rates 75 bps, pushing the fed fund rate to a range between 3.25% and 4.00%. The Bank of England, the European Central Bank, and numerous central banks in developing countries also aggressively raised rates during the reporting period.

Against this backdrop, the International Monetary Fund (IMF) has repeatedly downgraded its expectations for global growth. In its October 2022 World Economic Outlook Update, the IMF said, “The global economy continues to face steep challenges, shaped by the lingering effects of three powerful forces: the Russian invasion of Ukraine, a cost-of-living crisis caused by persistent and broadening inflation pressures, and the slowdown in China.” The IMF now forecasts global gross domestic product will be 3.2% in 2022, versus 6.0% in 2021. From a regional perspective, the IMF projects U.S. GDP will be 1.6% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP of 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021) and 1.7% in Japan (the same as in 2021).

Turning to the fixed income market, it experienced periods of volatility and fell sharply over the reporting period. Elevated inflation and aggressive central bank tightening took its toll, pushing yields higher and bond prices lower. In the U.S., two-year Treasury yields began the reporting period at 0.48% and ended at 4.51%. Ten-year U.S. Treasury yields began the period at 1.55% and ended at 4.10%. The same dynamic also occurred in most countries across the globe.

Fund Highlights

The 1290 Diversified Bond Fund seeks to maximize total return consisting of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.

The subadvisor believes the flexibility of the investment guidelines allowed them to position the Fund to take advantage of tactical opportunities and reallocate when risk on/risk off sentiment presented itself.

Portfolio Positioning:

•

U.S. Government, Investment Grade Corporate, and Agency Mortgage-Backed Securities (MBS) — The Fund remains significantly overweight U.S. Treasury duration relative to the benchmark. The subadvisor incrementally added to this position over the period as rates once again began to march higher. However, in October, the subadviser rotated out of some U.S. Treasury duration and into corporate investment grade duration exposure across a small number of issues.

•

International Sovereigns (Developed Markets) — The Fund has positions in select developed markets where the subadvisor sees value. At period end, the Fund was long German while being short Japanese duration.

•

International Sovereigns (Emerging Markets) — The Fund continues to hold positions across select emerging markets. Emerging markets maintain their compelling yield levels versus developed markets as well as relative to historic levels.

•	Non-Agency Structured Credit — The Fund has small positions in non-agency structured credit, which are generally held in the context of cash management to enhance yield.

•

Currency — While the Fund is primarily allocated to U.S. Dollars, the net level of the dollar positioning was reduced near the end of the period. The subadvisor continues to see value in select non-USD currencies while also entering into short foreign exchange (FX) positions in overvalued currencies.

What helped performance during the year?

•

Select shorts of certain developed market currencies, such as the Australian dollar and Swiss franc, were additive for the period. For the former, mounting concerns over a possible global recession as well as the continued negative economic impact of the zero COVID policy in China, a key trade partner, weighed on the Australian dollar. Regarding the franc, the decline during the period came as investors were unsatisfied by the trend of interest rate hikes by the Swiss National Bank.

•

Long currency positions which performed well included the Brazilian real and Peruvian nuevo sol. As a result of the surge in inflation during the period, most currencies in Latin America were stronger as they benefited from the higher prices and rising commodity demand given supply disruptions from the ongoing war in Ukraine.

•

On a relative basis, the Fund’s underweight of U.S. corporates compared to the benchmark was additive. Both U.S. investment grade and high-yield credit spreads widened during 2022 and posted negative returns. The investment grade market was hurt by rising interest rates and the high-yield market was weak amid several flights to quality due to increased recessionary fears.

1290 DIVERSIFIED BOND FUND (Unaudited)

What hurt performance during the year?

•

The largest underperformer was an allocation to long-dated U.S. Treasuries. While safe-haven duration has been costly for the Fund as rates increased during the period, the subadvisor continues to believe that this ballast against a meaningful downturn in growth is warranted given the dangers in the macroeconomic outlook. The Fund materially increased its allocation to these securities in the spring, after yields initially surged higher and macro concerns started to appear.

•

In addition to U.S. Treasuries, the sovereign bonds of many emerging markets hurt performance. These allocations included government securities from Mexico, Poland, and Colombia. Many emerging market and peripheral European central banks hiked interest rates earlier in 2022 but are struggling to raise them further in the face of additional inflationary pressures.

•

Within currency exposures, certain emerging markets such as the Chilean peso, Russian ruble, and Polish zloty detracted. In general, emerging market and peripheral European currencies struggled with investor concerns over a further global economic downturn and less attractive carry as developed market rates moved up. Additionally, the Chilean peso weighed heavily as Chile considered a new constitution during the period which could have pushed the country’s policies to the left. Meanwhile, the war which erupted in Ukraine and its subsequent economic impacts hurt the ruble and zloty.

The primary use of derivatives by the Fund is for its various currency exposures where it utilizes currency forwards. On occasion, the subadvisor will tap futures for additional exposures where they choose to not hold actual bonds. As an example, for the most recent period, at times the Fund held exposures to U.K. gilts, French OATs, German bunds, and U.S. Treasuries through bond futures.

Fund Characteristics

As of October 31, 2022
Weighted Average Life (Years)	22.37
Weighted Average Coupon (%)	4.39
Weighted Average Effective Duration (Years)*	10.52
Weighted Average Rating**	AA-

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2022	% of Net Assets
U.S. Treasury Obligations	30.2%
Foreign Government Securities	23.4
Mortgage-Backed Securities	19.9
Financials	5.8
Energy	3.7
Consumer Discretionary	3.6
Commercial Mortgage-Backed Securities	3.1
Communication Services	2.8
Short-Term Investments	1.1
Information Technology	1.1
Real Estate	0.5
Materials	0.1
Collateralized Mortgage Obligations	0.1
Cash and Other	4.6

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual

1290 DIVERSIFIED BOND FUND (Unaudited)

expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$868.20	$3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class I
Actual	1,000.00	869.60	2.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55
Class R
Actual	1,000.00	866.20	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

* Expenses are equal to the Fund’s A, I and R shares annualized expense ratio of 0.75%, 0.50% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Collateralized Mortgage Obligations (0.1%)
Residential Mortgage Loan Trust,
Series 2019-3 A1 2.633%, 9/25/59 (l)§		$164,811	$159,225
TDA CAM 9 FTA,
Series 9 B 0.612%, 4/28/50 (l)(m)	EUR	800,000	637,143

Total Collateralized Mortgage Obligations			796,368

Commercial Mortgage-Backed Securities (3.1%)
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8 C 4.831%, 6/15/51 (l)		$12,000,000	10,276,636

Wells Fargo Commercial Mortgage Trust,
Series 2019-C49 D 3.000%, 3/15/52§		11,154,000	7,911,848

Total Commercial Mortgage-Backed Securities			18,188,484

Convertible Bond (0.6%)
Information Technology (0.6%)
Technology Hardware, Storage & Peripherals (0.6%)
Western Digital Corp.
1.500%, 2/1/24 (e)		3,450,000	3,282,675

Total Information Technology			3,282,675

Total Convertible Bond			3,282,675

Corporate Bonds (17.0%)
Communication Services (2.8%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.
2.550%, 12/1/33		3,990,000	2,931,801

Interactive Media & Services (1.6%)
Meta Platforms, Inc.
4.450%, 8/15/52§		12,205,000	9,022,880

Wireless Telecommunication Services (0.7%)
T-Mobile USA, Inc.
5.650%, 1/15/53		4,675,000	4,305,672

Total Communication Services			16,260,353

Consumer Discretionary (3.6%)
Auto Components (0.2%)
Aptiv plc
3.250%, 3/1/32		1,880,000	1,499,796

Automobiles (1.5%)
General Motors Co.
5.600%, 10/15/32		6,670,000	6,050,074
5.200%, 4/1/45		3,540,000	2,719,776

			8,769,850

Hotels, Restaurants & Leisure (0.5%)
Starbucks Corp.
2.550%, 11/15/30		3,610,000	2,941,561

Specialty Retail (1.4%)
Lowe’s Cos., Inc.
5.625%, 4/15/53		$8,891,000	$8,017,858

Total Consumer Discretionary			21,229,065

Energy (3.7%)
Oil, Gas & Consumable Fuels (3.7%)
Devon Energy Corp.
7.875%, 9/30/31		1,190,000	1,308,302
Diamondback Energy, Inc.
6.250%, 3/15/33		5,880,000	5,902,518
Energean Israel Finance Ltd.
5.875%, 3/30/31 (m)		7,380,000	6,236,100
Hess Corp.
7.875%, 10/1/29		410,000	445,567
7.300%, 8/15/31		750,000	792,743
New Fortress Energy, Inc.
6.750%, 9/15/25§		7,060,000	7,007,050

Total Energy			21,692,280

Financials (5.8%)
Banks (4.9%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 3.15%), 4.083%, 3/20/51 (k)		15,230,000	11,295,030
Citigroup, Inc.
(SOFR + 1.94%), 3.785%, 3/17/33 (k)		5,100,000	4,218,030
(ICE LIBOR USD 3 Month + 1.84%), 4.281%, 4/24/48 (k)		570,000	435,439
4.650%, 7/23/48		1,260,000	1,007,229
JPMorgan Chase & Co.
(SOFR + 2.08%), 4.912%, 7/25/33 (k)		6,470,000	5,918,621
(ICE LIBOR USD 3 Month + 1.58%), 4.260%, 2/22/48 (k)		640,000	494,195
(SOFR + 2.44%), 3.109%, 4/22/51 (k)		990,000	617,442
(SOFR + 1.58%), 3.328%, 4/22/52 (k)		7,260,000	4,685,951

			28,671,937

Capital Markets (0.9%)
Ares Capital Corp.
4.250%, 3/1/25		1,070,000	1,000,638
Golub Capital BDC, Inc.
2.500%, 8/24/26		5,275,000	4,391,726

			5,392,364

Total Financials			34,064,301

Information Technology (0.5%)
Technology Hardware, Storage & Peripherals (0.5%)
Dell International LLC
3.375%, 12/15/41§		4,790,000	2,954,545

Total Information Technology			2,954,545

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount		Value (Note 1)
Materials (0.1%)
Metals & Mining (0.1%)
Southern Copper Corp.
5.250%, 11/8/42		$450,000	$386,437
5.875%, 4/23/45		450,000	414,844

Total Materials			801,281

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Equinix, Inc. (REIT)
2.500%, 5/15/31		4,028,000	3,057,610

Total Real Estate			3,057,610

Total Corporate Bonds			100,059,435

Foreign Government Securities (23.4%)
Bonos de la Tesoreria
6.150%, 8/12/32	PEN	213,420,000	45,671,242
Mex Bonos Desarr Fix Rt
Series M 8.000%, 11/7/47	MXN	314,500,000	13,001,320
8.000%, 7/31/53		366,800,000	15,039,578
Republic of Poland
Series 0432 1.750%, 4/25/32	PLN	179,330,000	21,750,162
Republic of South Africa
Series 2048 8.750%, 2/28/48	ZAR	420,400,000	17,274,595
Titulos de Tesoreria
Series B 7.000%, 3/26/31	COP	140,600,000,000	19,145,514
7.250%, 10/26/50		47,520,000,000	5,165,740

Total Foreign Government Securities			137,048,151

Mortgage-Backed Securities (19.9%)
FHLMC UMBS
4.000%, 7/1/52		$31,452,435	28,649,705
FNMA UMBS
4.000%, 6/1/52		32,043,431	29,198,051
5.000%, 11/1/52		32,670,000	31,526,295
GNMA
5.500%, 10/20/52		27,550,000	27,440,682

Total Mortgage-Backed Securities			116,814,733

U.S. Treasury Obligations (30.2%)
U.S. Treasury Bonds
2.000%, 8/15/51		52,070,000	32,577,278
2.250%, 2/15/52		76,910,000	51,212,062
2.875%, 5/15/52		101,580,000	78,286,070
U.S. Treasury Notes
(US Treasury 3 Month Bill Money Market Yield – 0.08%), 3.966%, 4/30/24 (k)		7,470,000	7,455,356
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 4.078%, 7/31/24 (k)		7,460,000	7,450,079

Total U.S. Treasury Obligations			176,980,845

Total Long-Term Debt Securities (94.3%) (Cost $633,677,033)			553,170,691

	Number of Shares		Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares		6,570,231	6,570,888

Total Short-Term Investment (1.1%) (Cost $6,570,888)			6,570,888

Total Investments in Securities (95.4%) (Cost $640,247,921)			559,741,579
Other Assets Less Liabilities (4.6%)			26,824,303

Net Assets (100%)			$586,565,882

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2022, the market value of these securities amounted to $27,055,548 or 4.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond — Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2022. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2022.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2022.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2022, the market value or fair value, as applicable of these securities amounted to $6,873,243 or 1.2% of net assets.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— European Currency Unit
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PEN	— Peruvian Sol
PLN	— Polish Zloty
SEK	— Swedish Krona
SOFR	— Secured Overnight Financing Rate
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar
ZAR	— South African Rand

Country Diversification As a Percentage of Total Net Assets
Colombia	4.1%
Israel	1.1
Mexico	4.8
Peru	7.9
Poland	3.7
South Africa	2.9
Spain	0.1
United States	70.8
Cash and Other	4.6

100.0%

Futures contracts outstanding as of October 31, 2022 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Buxl	92	12/2022	EUR	13,112,338	(28,073)
U.S. Treasury Ultra Bond	568	12/2022	USD	72,508,750	(11,549,445)

					(11,577,518)

Short Contracts
Japan 10 Year Bond	(127)	12/2022	JPY	(127,064,057)	(191,601)

					(191,601)

					(11,769,119)

Forward Foreign Currency Contracts outstanding as of October 31, 2022 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	17,400,000	USD	16,874,038	JPMorgan Chase Bank	11/2/2022	321,512
USD	14,060,133	EUR	14,150,000	HSBC Bank plc	11/2/2022	76,396
SEK	338,000,000	USD	30,490,555	Morgan Stanley	11/4/2022	125,926
USD	48,250,848	PEN	191,000,000	HSBC Bank plc**	11/7/2022	319,733
USD	1,149,389	ZAR	19,700,000	Barclays Bank plc	11/17/2022	78,168
USD	20,093,037	ZAR	330,000,000	HSBC Bank plc	11/17/2022	2,148,724
USD	20,296,302	CZK	500,000,000	Morgan Stanley	11/21/2022	140,555
AUD	37,550,000	USD	23,636,599	Goldman Sachs Bank USA	12/7/2022	407,762
USD	71,975,588	AUD	106,100,000	JPMorgan Chase Bank	12/7/2022	4,036,663

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	88,544,456	CHF	84,320,000	JPMorgan Chase Bank	12/13/2022	3,921,177
USD	17,592,382	JPY	2,557,000,000	HSBC Bank plc	12/22/2022	280,728
BRL	265,730,000	USD	49,463,814	HSBC Bank plc**	1/19/2023	1,114,477
PLN	73,300,000	USD	14,700,868	Citibank NA	1/20/2023	423,101
USD	23,847,215	COP	119,310,000,000	JPMorgan Chase Bank**	1/27/2023	79,708
MXN	347,100,000	USD	17,202,926	JPMorgan Chase Bank	1/31/2023	22,453
USD	7,098,670	EUR	7,070,000	Barclays Bank plc	2/3/2023	56,918
SEK	330,900,000	USD	30,194,361	HSBC Bank plc	2/6/2023	9,880

Total unrealized appreciation						13,563,881

EUR	8,050,000	USD	8,021,343	Barclays Bank plc	11/2/2022	(65,930)
USD	10,853,876	EUR	11,300,000	Citibank NA	11/2/2022	(313,349)
USD	30,604,853	SEK	338,000,000	HSBC Bank plc	11/4/2022	(11,628)
PEN	73,600,000	USD	18,752,548	HSBC Bank plc**	11/7/2022	(282,757)
CZK	500,000,000	USD	20,175,120	Citibank NA	11/21/2022	(19,374)
CLP	24,220,000,000	USD	26,461,616	HSBC Bank plc**	12/6/2022	(950,618)
USD	11,549,673	CLP	11,510,000,000	HSBC Bank plc**	12/6/2022	(573,844)
AUD	19,800,000	USD	12,895,542	HSBC Bank plc	12/7/2022	(217,025)
AUD	48,750,000	USD	33,419,100	Morgan Stanley	12/7/2022	(2,203,053)
CHF	32,190,000	USD	33,622,310	JPMorgan Chase Bank	12/13/2022	(1,316,531)
JPY	5,600,000,000	USD	39,452,595	HSBC Bank plc	12/22/2022	(1,538,921)
USD	19,496,562	BRL	104,640,000	HSBC Bank plc**	1/19/2023	(420,317)
USD	72,397,763	CAD	99,670,000	Goldman Sachs Bank USA	1/25/2023	(848,869)
USD	12,633,262	MXN	256,600,000	Citibank NA	1/31/2023	(100,913)

Total unrealized depreciation						(8,863,129)

Net unrealized appreciation						4,700,752

**	Non-deliverable forward.

Centrally Cleared Credit default swap contracts outstanding — sell protection as of October 31, 2022 (Note 1):

Reference Obligation/ Index	Financing Rate (Paid) / Received by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
iTraxx Europe Crossover Index Series 37-V1	5.00	Quarterly	6/20/2027	5.20	EUR	32,790,000	(250,592)	208,975	(41,617)
iTraxx Europe Crossover Index Series 38-V1	5.00	Quarterly	12/20/2027	5.56	EUR	26,300,000	(647,091)	235,667	(411,424)

Total Centrally Cleared Credit default swap contracts outstanding							(897,683)	444,642	(453,041)

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Centrally Cleared Credit Default Swaps	$—	$444,642	$—	$444,642
Collateralized Mortgage Obligations	—	796,368	—	796,368
Commercial Mortgage-Backed Securities	—	18,188,484	—	18,188,484
Convertible Bonds
Information Technology	—	3,282,675	—	3,282,675
Corporate Bonds
Communication Services	—	16,260,353	—	16,260,353
Consumer Discretionary	—	21,229,065	—	21,229,065
Energy	—	21,692,280	—	21,692,280
Financials	—	34,064,301	—	34,064,301
Information Technology	—	2,954,545	—	2,954,545
Materials	—	801,281	—	801,281
Real Estate	—	3,057,610	—	3,057,610
Foreign Government Securities	—	137,048,151	—	137,048,151
Forward Currency Contracts	—	13,563,881	—	13,563,881
Mortgage-Backed Securities	—	116,814,733	—	116,814,733
Short-Term Investment
Investment Company	6,570,888	—	—	6,570,888
U.S. Treasury Obligations	—	176,980,845	—	176,980,845

Total Assets	$6,570,888	$567,179,214	$—	$573,750,102

Liabilities:
Forward Currency Contracts	$—	$(8,863,129)	$—	$(8,863,129)
Futures	(11,769,119)	—	—	(11,769,119)

Total Liabilities	$(11,769,119)	$(8,863,129)	$—	$(20,632,248)

Total	$(5,198,231)	$558,316,085	$—	$553,117,854

Fair Values of Derivative Instruments as of October 31, 2022:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$13,563,881
Credit contracts	Receivables	444,642	**

Total		$14,008,523

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(11,769,119	)*
Foreign exchange contracts	Payables	(8,863,129)

Total		$(20,632,248)

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.
**

Includes cumulative appreciation/depreciation of centrally cleared swap contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(20,222,363)	$—	$(395,281)	$(20,617,644)
Foreign exchange contracts	—	1,800,491	—	1,800,491
Credit contracts	—	—	(1,144,389)	(1,144,389)

Total	$(20,222,363)	$1,800,491	$(1,539,670)	$(19,961,542)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(10,717,516)	$—	$6,515,542	$(4,201,974)
Foreign exchange contracts	—	5,999,695	—	5,999,695
Credit contracts	—	—	433,282	433,282

Total	$(10,717,516)	$5,999,695	$6,948,824	$2,231,003

^ The Fund held forward foreign currency contracts, futures contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Fund held forward foreign currency contracts with an average settlement value of approximately $950,106,000, futures contracts with an average notional balance of approximately $160,524,000 and swaps contracts with an average notional balance of approximately $226,609,000 during the year ended October 31, 2022.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2022:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank	$135,086	$(65,930)	$—	$69,156
Citibank N.A.	423,101	(423,101)	—	—
Goldman Sachs	407,762	(407,762)	—	—
HSBC Bank	3,949,938	(3,949,938)	—	—
JPMorgan Chase	8,381,513	(1,316,531)	—	7,064,982
Morgan Stanley	266,481	(266,481)	—	—

Total	$13,563,881	$(6,429,743)	$—	$7,134,138

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
Barclays Bank	$65,930	$(65,930)	$—	$—
Citibank N.A.	433,636	(423,101)	—	10,535
Goldman Sachs	848,869	(407,762)	—	441,107
HSBC Bank	3,995,110	(3,949,938)	(45,172)	—
JPMorgan Chase	1,316,531	(1,316,531)	—	—
Morgan Stanley	2,203,053	(266,481)	—	1,936,572

Total	$8,863,129	$(6,429,743)	$(45,172)	$2,388,214

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $2,114,828.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$596,954,844
Long-term U.S. government debt securities	1,001,153,433

$1,598,108,277

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$496,550,688
Long-term U.S. government debt securities	1,053,618,101

$1,550,168,789

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,506,389
Aggregate gross unrealized depreciation	(97,263,460)

Net unrealized depreciation	$(82,757,071)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$634,977,242

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (Cost $640,247,921)	$559,741,579
Cash	876,377
Foreign cash (Cost $981)	974
Cash held as collateral for forward foreign currency contracts	2,160,000
Unrealized appreciation on forward foreign currency contracts	13,563,881
Dividends, interest and other receivables	6,847,679
Variation Margin on Centrally Cleared Swaps	5,984,877
Receivable for securities sold	5,761,350
Due from broker for futures variation margin	4,370,297
Receivable for Fund shares sold	579,898
Prepaid registration and filing fees	40,736
Other assets	5,991

Total assets	599,933,639

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	8,863,129
Payable for securities purchased	3,885,530
Payable for Fund shares redeemed	350,397
Transfer agent fees payable	65,733
Administrative fees payable	58,375
Trustees’ fees payable	6,772
Distribution fees payable – Class A	1,471
Distribution fees payable – Class R	772
Accrued expenses	135,578

Total liabilities	13,367,757

NET ASSETS	$586,565,882

Net assets were comprised of:
Paid in capital	$763,607,610
Total distributable earnings (loss)	(177,041,728)

Net assets	$586,565,882

Class A
Net asset value and redemption price per share, $6,608,409 / 793,738 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.33
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share	$8.72

Class I
Net asset value, offering and redemption price per share, $578,149,455 / 69,173,402 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.36

Class R
Net asset value, offering and redemption price per share, $1,808,018 / 218,572 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.27

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Interest (net of $94,921 foreign withholding tax)	$23,475,469
Dividends	135,001
Securities lending (net)	190

Total income	23,610,660

EXPENSES
Investment advisory fees	4,006,136
Administrative fees	1,001,534
Transfer agent fees	426,300
Professional fees	385,647
Custodian fees	148,100
Printing and mailing expenses	110,967
Registration and filing fees	95,181
Trustees’ fees	25,310
Distribution fees – Class A	20,702
Distribution fees – Class R	7,851
Miscellaneous	142,844

Gross expenses	6,370,572
Less: Waiver from investment adviser	(3,005,779)

Net expenses	3,364,793

NET INVESTMENT INCOME (LOSS)	20,245,867

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(74,219,718)
Futures contracts	(20,222,363)
Forward foreign currency contracts	1,800,491
Foreign currency transactions	(1,296,104)
Swaps	(1,539,670)

Net realized gain (loss)	(95,477,364)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(74,845,222)
Futures contracts	(10,717,516)
Forward foreign currency contracts	5,999,695
Foreign currency translations	(143,377)
Swaps	6,948,824

Net change in unrealized appreciation (depreciation)	(72,757,596)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(168,234,960)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(147,989,093)

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,245,867	$13,354,973
Net realized gain (loss)	(95,477,364)	6,590,507
Net change in unrealized appreciation (depreciation)	(72,757,596)	(16,069,271)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(147,989,093)	3,876,209

Distributions to shareholders:
Class A	(188,400)	(549,999)
Class I	(15,568,311)	(22,879,382)
Class R	(32,711)	(30,241)

Total distributions to shareholders	(15,789,422)	(23,459,622)

Tax return of capital:
Class A	—	(16,404)
Class I	—	(829,457)
Class R	—	(1,003)

Total tax return of capital	—	(846,864)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 344,531 and 354,825 shares, respectively ]	3,530,170	3,937,868
Capital shares issued in reinvestment of dividends [ 17,771 and 50,304 shares, respectively ]	179,508	561,835
Capital shares repurchased [ (367,977) and (335,811) shares, respectively ]	(3,633,376)	(3,685,094)

Total Class A transactions	76,302	814,609

Class I
Capital shares sold [ 23,508,727 and 57,270,804 shares, respectively ]	233,550,194	638,033,981
Capital shares issued in reinvestment of dividends [ 1,540,016 and 2,003,699 shares, respectively ]	15,545,930	22,327,521
Capital shares repurchased [ (18,709,408) and (12,265,377) shares, respectively ]	(183,231,555)	(135,814,596)

Total Class I transactions	65,864,569	524,546,906

Class R
Capital shares sold [ 122,727 and 115,920 shares, respectively ]	1,171,008	1,282,414
Capital shares issued in reinvestment of dividends [ 3,248 and 2,380 shares, respectively ]	32,335	26,328
Capital shares repurchased [ (26,149) and (27,612) shares, respectively ]	(238,047)	(304,577)

Total Class R transactions	965,296	1,004,165

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	66,906,167	526,365,680

TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,872,348)	505,935,403
NET ASSETS:
Beginning of year	683,438,230	177,502,827

End of year	$586,565,882	$683,438,230

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.70	$10.68	$10.34	$9.52	$10.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.29	0.39	0.41 **	0.26
Net realized and unrealized gain (loss)	(2.41)	0.44	0.43	0.80	(0.40)

Total from investment operations	(2.14)	0.73	0.82	1.21	(0.14)

Less distributions:
Dividends from net investment income	(0.23)	(0.47)	(0.15)	(0.39)	(0.43)
Distributions from net realized gains	—	(0.22)	(0.33)	—	—
Return of capital	—	(0.02)	—	—	(0.03)

Total dividends and distributions	(0.23)	(0.71)	(0.48)	(0.39)	(0.46)

Net asset value, end of year	$8.33	$10.70	$10.68	$10.34	$9.52

Total return	(20.39)%	6.73%	8.32%	12.97%	(1.44)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,608	$8,550	$7,796	$3,848	$190
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.75%	1.05%
Before waivers and reimbursements (f)	1.20%	1.22%	1.42%	1.55%	1.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.75%	2.62%	3.76%*	4.00%**	2.63%
Before waivers and reimbursements (f)	2.31%	2.15%	3.09%*	3.19%**	1.83%
Portfolio turnover rate^	244%	165%	200%	194%	139	%***

	Year Ended October 31,
Class I	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.72	$10.71	$10.37	$9.53	$10.13

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.31	0.41	0.42 **	0.27
Net realized and unrealized gain (loss)	(2.42)	0.43	0.41	0.84	(0.38)

Total from investment operations	(2.12)	0.74	0.82	1.26	(0.11)

Less distributions:
Dividends from net investment income	(0.24)	(0.49)	(0.15)	(0.42)	(0.46)
Distributions from net realized gains	—	(0.22)	(0.33)	—	—
Return of capital	—	(0.02)	—	—	(0.03)

Total dividends and distributions	(0.24)	(0.73)	(0.48)	(0.42)	(0.49)

Net asset value, end of year	$8.36	$10.72	$10.71	$10.37	$9.53

Total return	(20.18)%	6.85%	8.34%	13.43%	(1.19)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$578,149	$673,625	$169,409	$81,249	$30,590
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50%	0.50%	0.50%	0.50%	0.91%
Before waivers and reimbursements (f)	0.95%	0.96%	1.17%	1.34%	1.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.04%	2.79%	3.95%*	4.12%**	2.70%
Before waivers and reimbursements (f)	2.59%	2.33%	3.28%*	3.28%**	2.06%
Portfolio turnover rate^	244%	165%	200%	194%	139	%***

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.64	$10.63	$10.34	$9.51	$10.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.25	0.35 *	0.35 **	0.23
Net realized and unrealized gain (loss)	(2.42)	0.45	0.41	0.85	(0.39)

Total from investment operations	(2.16)	0.70	0.76	1.20	(0.16)

Less distributions:
Dividends from net investment income	(0.21)	(0.45)	(0.14)	(0.37)	(0.41)
Distributions from net realized gains	—	(0.22)	(0.33)	—	—
Return of capital	—	(0.02)	—	—	(0.03)

Total dividends and distributions	(0.21)	(0.69)	(0.47)	(0.37)	(0.44)

Net asset value, end of year	$8.27	$10.64	$10.63	$10.34	$9.51

Total return	(20.60)%	6.44%	7.77%	12.84%	(1.69)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,808	$1,264	$298	$145	$96
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.00%	1.32%
Before waivers and reimbursements (f)	1.46%	1.47%	1.67%	1.88%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.68%	2.24%	3.43%*	3.51%**	2.34%
Before waivers and reimbursements (f)	2.22%	1.77%	2.75%*	2.63%**	1.57%
Portfolio turnover rate^	244%	165%	200%	194%	139	%***
*

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.08 lower and the ratios for each class would have been 0.73% lower.

**

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.07 lower and the ratios for each class would have been 0.65% lower.

***

The portfolio turnover rate calculation includes purchase and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 64%.

^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 ESSEX SMALL CAP GROWTH FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Essex Investment Management Company, LLC (“Essex”)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

		Since Incept.
Fund – Class A Shares*	without Sales Charge	5.50%
	with Sales Charge (a)	(0.28)
Fund – Class I Shares*		5.60
Fund – Class R Shares*		5.40
Russell 2000® Growth Index		7.43

* Date of inception 7/11/22. (a)A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Essex Small Cap Growth Fund and the Russell 2000® Growth Index from 7/11/22 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000® Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 5.60% for the period ended October 31, 2022. The Fund’s benchmarks, the Russell 2000® Growth Index returned 7.43% over the same period.

Overview — Essex Investment Management Company, LLC

The market underwent significant volatility since July with a strong six-week rally in July and early August which came to an abrupt halt following Jay Powell’s remarks at the Jackson Hole conference as it became clear to market participants that the excitement over a moderation of the Federal Reserve’s (the Fed) tightening posture was premature. Chair Powell, and other Fed speakers, have reiterated their stance that they do not want to repeat the mistakes of the 1970’s by prematurely relaxing their hawkish stance and will risk a sharper economic downturn as they work to break the current inflationary cycle .From the date of the Jackson Hole speech in August to the end of September, the S&P 500® Index (S&P 500) declined sharply as markets grappled with the rate of interest rate increases and the pace of economic decline. However, for the period ended October 31, 2022, the S&P 500 experienced a strong October relief rally of almost 8%. Despite the litany of worries, small cap stocks showed resilience, which allowed them to outperform with a positive absolute return of 7.43% since the Fund’s inception for the Russell 2000® Growth Index.

From a sector perspective, technology was the biggest detractor during the period as valuations continued to compress in software in conjunction with rising interest rates and concerns over increasing rates of competition combined with weakness in semiconductors and semiconductor equipment as inventories built in the channel while end demand for PC’s, phones, gaming, and data centers moderated. Energy and materials were the best performing sectors with positive 35.16% and 13.84% returns. Interestingly, industrials also had strongly positive returns for the period, gaining 7.87% despite the concerns over a looming recession as investors focused on the manufacturing reshoring and infrastructure opportunities.

1290 ESSEX SMALL CAP GROWTH FUND (Unaudited)

Fund Highlights

The Fund seeks long-term growth of capital, and under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small- and micro-capitalization companies (or other financial instruments that derive their value from the securities of such companies). For the Fund, a company is considered to be a “small-capitalization” company if, at the time of purchase, its market capitalization is less than or equal to the market capitalization of the largest company included within the Russell 2000® Growth Index. The Fund’s investments include U.S. micro-cap companies, which, at the time of purchase, have capitalizations that place them among the smallest 5% of companies listed on U.S. exchanges.

Although the subadvisor seeks to diversify the Fund’s investments across industries and sectors, the Fund’s assets may, from time to time, be over-weighted or under-weighted to certain industries and sectors relative to its benchmark index, and the Fund may from time to time invest a substantial portion of its assets in one or a limited number of sectors. The Fund’s investments may include common and preferred stocks, rights and warrants to purchase common stocks, convertible securities, or real estate investment trusts. The Fund may invest up to 15% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies. The Fund may purchase put and call options on equity indexes and put and call options on exchange-traded funds tracking certain equity indexes to gain broad market exposure or for hedging purposes.

The Fund is new and launched on July 11, 2022 so performance history is limited.

What helped performance since inception?

•

Stock selection was particularly strong in technology with positive contributions from communications systems (Digi International Inc., Sierra Wireless), equipment for solar/EV manufacturing (Amtech Systems Inc., Aehr Test Systems), and RFID (Impinj Inc., Identiv Inc).

•	Consumer staples also had strong stock selection with both SunOpta Inc. and e.l.f. Beauty Inc.

•	Zero exposure to real estate was the largest positive contributor from a sector perspective.

What hurt performance since inception?

•

Stock selection in industrials detracted the most from performance as strength in environmental solutions companies was more than offset by weakness in select under-followed names such as Radiant Logistics Inc., MRC Global Inc., Kratos Defense and Security Solutions Inc., Global Industrial Co., and Willdan Group Inc.

•	Stock selection also detracted in consumer discretionary with weakness in retail company holdings such as Land’s End Inc. as well as auto parts supplier Superior Industries International Inc.

•	Financials was also a detractor due to the underperformance of one name, HCI Group Inc., a property and casualty company with exposure to the Florida real estate market.

Sector Weightings as of October 31, 2022	% of Net Assets
Industrials	24.7%
Health Care	23.7
Information Technology	21.6
Consumer Discretionary	10.6
Financials	4.7
Consumer Staples	3.8
Repurchase Agreement	3.4
Materials	3.3
Energy	3.2
Investment Company	0.9
Communication Services	0.7
Cash and Other	(0.6)

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value

1290 ESSEX SMALL CAP GROWTH FUND (Unaudited)

by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22†	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$1,055.00	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.51	5.75
Class I
Actual	1,000.00	1,056.00	2.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.48
Class R
Actual	1,000.00	1,054.00	4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.25	7.02

†  The Fund commenced operations on July 11, 2022.

* Expenses are equal to the Fund’s Class A, Class I and Class R shares annualized expense ratio of 1.13%, 0.88% and 1.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for the hypothetical example (to reflect the one-half year period) and multiplied by 113/365 for the actual example (to reflect the actual number of days the Fund was in operation in the period).

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (0.7%)
Diversified Telecommunication Services (0.7%)
Ooma, Inc.*	4,611	$74,836

Total Communication Services		74,836

Consumer Discretionary (10.6%)
Auto Components (2.4%)
Patrick Industries, Inc.	2,182	99,739
Superior Industries International, Inc.*	33,167	151,905

		251,644

Diversified Consumer Services (0.7%)
Chegg, Inc.*	3,410	73,554

Hotels, Restaurants & Leisure (1.5%)
Kura Sushi USA, Inc., Class A*	2,008	158,692

Household Durables (3.1%)
Century Communities, Inc.	2,294	102,106
Skyline Champion Corp.*	2,994	174,281
Vuzix Corp.*	9,317	46,585

		322,972

Internet & Direct Marketing Retail (1.5%)
Lands’ End, Inc.*	5,227	54,779
Porch Group, Inc.*	26,520	36,067
Revolve Group, Inc. (x)*	2,852	68,448

		159,294

Specialty Retail (0.8%)
Five Below, Inc.*	589	86,200

Textiles, Apparel & Luxury Goods (0.6%)
Wolverine World Wide, Inc.	3,999	68,503

Total Consumer Discretionary		1,120,859

Consumer Staples (3.8%)
Food Products (2.0%)
SunOpta, Inc.*	19,182	215,414

Personal Products (1.8%)
e.l.f. Beauty, Inc.*	4,262	184,374

Total Consumer Staples		399,788

Energy (3.2%)
Energy Equipment & Services (1.2%)
TETRA Technologies, Inc.*	25,596	126,444

Oil, Gas & Consumable Fuels (2.0%)
American Resources Corp.*	41,747	83,077
Matador Resources Co.	1,847	122,733

		205,810

Total Energy		332,254

Financials (4.7%)
Banks (2.1%)
Bancorp, Inc. (The)*	5,602	154,503
First Foundation, Inc.	4,496	71,756

		226,259

Capital Markets (1.1%)
Evercore, Inc., Class A	1,058	111,196

Insurance (0.8%)
HCI Group, Inc. (x)	2,385	87,386

Thrifts & Mortgage Finance (0.7%)
OP Bancorp	6,607	74,395

Total Financials		499,236

Health Care (23.7%)
Biotechnology (3.4%)
Avid Bioservices, Inc.*	7,957	134,792
Insmed, Inc.*	3,635	62,958
Travere Therapeutics, Inc.*	4,222	91,533
Veracyte, Inc.*	3,552	71,431

		360,714

Health Care Equipment & Supplies (11.9%)
Alphatec Holdings, Inc.*	11,438	117,125
Apollo Endosurgery, Inc. (x)*	20,694	133,269
Axogen, Inc.*	11,756	134,253
ClearPoint Neuro, Inc. (x)*	8,592	86,006
Cutera, Inc.*	4,141	190,362
Stereotaxis, Inc.*	28,349	53,013
Tandem Diabetes Care, Inc.*	1,492	83,776
TransMedics Group, Inc.*	3,732	179,957
Treace Medical Concepts, Inc.*	4,760	116,525
ViewRay, Inc.*	38,343	164,491

		1,258,777

Health Care Providers & Services (1.1%)
Castle Biosciences, Inc.*	2,545	64,949
Fulgent Genetics, Inc.*	1,289	51,083

		116,032

Health Care Technology (2.2%)
Evolent Health, Inc., Class A*	3,369	107,168
iCAD, Inc.*	24,025	45,888
Phreesia, Inc.*	3,045	83,189

		236,245

Life Sciences Tools & Services (2.6%)
Codexis, Inc.*	10,555	59,319
CryoPort, Inc.*	3,167	87,916
Inotiv, Inc.*	6,378	132,535

		279,770

Pharmaceuticals (2.5%)
Evolus, Inc. (x)*	10,464	89,572
EyePoint Pharmaceuticals, Inc. (x)*	10,525	56,835
Revance Therapeutics, Inc.*	5,034	112,308

		258,715

Total Health Care		2,510,253

Industrials (24.7%)
Aerospace & Defense (2.5%)
Kratos Defense & Security Solutions, Inc.*	7,550	83,654
RADA Electronic Industries Ltd.*	15,944	183,356

		267,010

Air Freight & Logistics (1.3%)
Radiant Logistics, Inc.*	22,612	137,255

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
Building Products (2.6%)
Builders FirstSource, Inc.*	2,502	$154,274
Caesarstone Ltd. (x)	7,439	66,058
Griffon Corp.	1,786	57,402

		277,734

Commercial Services & Supplies (3.4%)
CECO Environmental Corp.*	12,899	152,466
Deluxe Corp.	2,958	54,368
Heritage-Crystal Clean, Inc.*	3,654	100,376
Performant Financial Corp. (x)*	24,348	56,487

		363,697

Construction & Engineering (2.4%)
iSun, Inc.*	12,707	27,447
Sterling Infrastructure, Inc.*	8,221	221,885

		249,332

Electrical Equipment (2.8%)
Babcock & Wilcox Enterprises, Inc.*	17,385	79,275
LSI Industries, Inc.	15,051	115,592
SunPower Corp.*	5,420	100,216

		295,083

Machinery (3.3%)
3D Systems Corp.*	5,105	45,077
Evoqua Water Technologies Corp.*	4,161	163,028
Luxfer Holdings plc	5,704	82,537
Manitex International, Inc.*	12,981	59,193

		349,835

Professional Services (2.6%)
Atlas Technical Consultants, Inc.*	11,435	86,677
Resources Connection, Inc.	8,454	154,455
Willdan Group, Inc.*	2,365	32,684

		273,816

Trading Companies & Distributors (3.8%)
Alta Equipment Group, Inc.	6,939	84,864
Global Industrial Co.	2,862	90,840
MRC Global, Inc.*	9,591	96,198
Transcat, Inc.*	1,583	131,009

		402,911

Total Industrials		2,616,673

Information Technology (21.6%)
Communications Equipment (5.1%)
CalAmp Corp.*	12,132	46,101
Digi International, Inc.*	6,861	276,704
DZS, Inc.*	8,058	128,042
Lantronix, Inc.*	18,035	91,077

		541,924

Electronic Equipment, Instruments & Components (4.5%)
Benchmark Electronics, Inc.	4,476	127,074
Identiv, Inc.*	16,736	201,669
Novanta, Inc.*	1,053	148,894

		477,637

IT Services (1.1%)
Endava plc (ADR)*	1,472	112,225

Semiconductors & Semiconductor Equipment (6.0%)
Aehr Test Systems*	9,286	191,013
Amtech Systems, Inc.*	13,854	127,734
Ichor Holdings Ltd.*	3,288	83,647
Impinj, Inc.*	1,638	187,764
Kopin Corp.*	44,768	48,349

		638,507

Software (4.2%)
Domo, Inc., Class B*	2,618	46,260
EverCommerce, Inc. (x)*	9,500	82,745
Instructure Holdings, Inc. (x)*	5,572	131,611
ShotSpotter, Inc.*	3,239	123,082
Zuora, Inc., Class A*	8,241	63,373

		447,071

Technology Hardware, Storage & Peripherals (0.7%)
Stratasys Ltd.*	4,828	69,861

Total Information Technology		2,287,225

Materials (3.3%)
Chemicals (2.1%)
AdvanSix, Inc.	3,552	129,222
Aspen Aerogels, Inc.*	7,125	90,345

		219,567

Containers & Packaging (1.2%)
O-I Glass, Inc.*	7,713	125,799

Total Materials		345,366

Total Common Stocks (96.3%) (Cost $9,688,960)		10,186,490

SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	100,000	100,000

	Principal Amount	Value (Note 1)
Repurchase Agreement (3.4%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $359,973, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $367,142. (xx)	$359,943	359,943

Total Short-Term Investments (4.3%) (Cost $459,943)		459,943

Total Investments in Securities (100.6%) (Cost $10,148,903)		10,646,433
Other Assets Less Liabilities (-0.6%)		(65,904)

Net Assets (100%)		$10,580,529

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

*	Non-income producing.
(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $499,508. This was collateralized by $64,292 of various U.S. Government Treasury Securities, ranging from 0.000% – 4.750%, maturing 12/6/22 – 5/15/45 and by cash of $459,943 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$74,836	$—	$—	$74,836
Consumer Discretionary	1,120,859	—	—	1,120,859
Consumer Staples	399,788	—	—	399,788
Energy	332,254	—	—	332,254
Financials	499,236	—	—	499,236
Health Care	2,510,253	—	—	2,510,253
Industrials	2,616,673	—	—	2,616,673
Information Technology	2,287,225	—	—	2,287,225
Materials	345,366	—	—	345,366
Short-Term Investments
Investment Company	100,000	—	—	100,000
Repurchase Agreement	—	359,943	—	359,943

Total Assets	$10,286,490	$359,943	$—	$10,646,433

Total Liabilities	$—	$—	$—	$—

Total	$10,286,490	$359,943	$—	$10,646,433

The Fund held no derivatives contracts during the period ended October 31, 2022.

Investment security transactions for the period ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,586,017
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$972,013

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,394,806
Aggregate gross unrealized depreciation	(897,276)

Net unrealized appreciation	$497,530

Federal income tax cost of investments in securities and derivative instruments, if applicable	$10,148,903

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $9,788,960)	$10,286,490
Repurchase Agreements (Cost $359,943)	359,943
Cash	212,174
Deferred offering cost	143,382
Receivable from investment adviser	47,286
Prepaid registration and filing fees	40,195
Dividends, interest and other receivables	1,141
Securities lending income receivable	649

Total assets	11,091,260

LIABILITIES
Payable for return of collateral on securities loaned	459,943
Transfer agent fees payable	679
Trustees’ fees payable	114
Distribution fees payable – Class R	42
Distribution fees payable – Class A	22
Accrued expenses	49,931

Total liabilities	510,731

NET ASSETS	$10,580,529

Net assets were comprised of:
Paid in capital	$10,009,875
Total distributable earnings (loss)	570,654

Net assets	$10,580,529

Class A
Net asset value, offering and redemption price per share, $125,334 / 11,877 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.55
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share	$11.16

Class I
Net asset value, offering and redemption price per share, $10,349,747 / 980,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.56

Class R
Net asset value, offering and redemption price per share, $105,448 / 10,000 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.54

(x)	Includes value of securities on loan of $499,508.

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2022*

INVESTMENT INCOME
Dividends (net of $382 foreign withholding tax)	$12,637
Interest	1,407
Securities lending (net)	3,035

Total income	17,079

EXPENSES
Professional fees	105,290
Offering costs	63,474
Investment advisory fees	24,363
Administrative fees	9,214
Registration and filing fees	8,039
Custodian fees	5,900
Transfer agent fees	5,750
Printing and mailing expenses	3,781
Trustees’ fees	199
Distribution fees – Class R	162
Distribution fees – Class A	83
Miscellaneous	4,700

Gross expenses	230,955
Less: Waiver from investment adviser	(33,577)
Reimbursement from investment adviser	(168,539)

Net expenses	28,839

NET INVESTMENT INCOME (LOSS)	(11,760)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	74,961
Net change in unrealized appreciation (depreciation) on investments in securities	497,530

NET REALIZED AND UNREALIZED GAIN (LOSS)	572,491

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$560,731

*	The Fund commenced operations on July 11, 2022.

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

July 11, 2022* to October 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(11,760)
Net realized gain (loss)	74,961
Net change in unrealized appreciation (depreciation)	497,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	560,731

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 11,877 shares ]	119,798

Total Class A transactions	119,798

Class I
Capital shares sold [ 980,000 shares ]	9,800,000

Total Class I transactions	9,800,000

Class R
Capital shares sold [ 10,000 shares ]	100,000

Total Class R transactions	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,019,798

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,580,529
NET ASSETS:
Beginning of period	—

End of period	$10,580,529

* Commencement of operations.

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.02)
Net realized and unrealized gain (loss)	0.57

Total from investment operations	0.55

Net asset value, end of period	$10.55

Total return (b)	5.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$125
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.13%
Before waivers and reimbursements (a)(f)	6.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.61	)%(l)
Before waivers and reimbursements (a)(f)(x)	(5.80	)%(l)
Portfolio turnover rate^	29	%(z)

Class I	July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.01)
Net realized and unrealized gain (loss)	0.57

Total from investment operations	0.56

Net asset value, end of period	$10.56

Total return (b)	5.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,350
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.88%
Before waivers and reimbursements (a)(f)	6.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.35	)%(l)
Before waivers and reimbursements (a)(f)(x)	(5.50	)%(l)
Portfolio turnover rate^	29	%(z)

Class R	July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.03)
Net realized and unrealized gain (loss)	0.57

Total from investment operations	0.54

Net asset value, end of period	$10.54

Total return (b)	5.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.38%
Before waivers and reimbursements (a)(f)	6.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.85	)%(l)
Before waivers and reimbursements (a)(f)(x)	(6.00	)%(l)
Portfolio turnover rate^	29	%(z)

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(10.93)%	4.67%	6.83%
	with Sales Charge (a)	(15.87)	3.49	6.08
Fund – Class I Shares*		(10.74)	4.92	7.10
Fund – Class R Shares*		(11.17)	4.41	6.57
Fund – Class T Shares*†	without Sales Charge	(10.74)	4.92	7.10
	with Sales Charge (b)	(12.96)	4.39	6.76
Russell 2500TM Value Index		(10.66)	5.77	6.72

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 GAMCO Small/Mid Cap Value Fund and the Russell 2500TM Value Index from 11/12/14 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500TM Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratios including acquired fund fees for Class A, I, R and T shares were 1.42%, 1.17%, 1.67% and 1.42%, respectively. The net expense ratios for Class A, I, R and T shares were 1.20%, 0.95%, 1.45% and 1.20%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (10.74)% for the year ended October 31, 2022. The Fund’s benchmark, the Russell 2500TM Value Index, returned (10.66)% over the same year.

Overview — GAMCO Asset Management, Inc.

The markets ended 2021 on a choppier note than the prior year, due in part to the emergence of the Omicron variant, exacerbated by the anticipated removal of fiscal and monetary support for the economy. Markets continued this decline in the first quarter of 2022 with the S&P 500® Index (S&P 500) falling 4.6%, the first quarterly drop since the severe market drop in the first quarter of 2020 when COVID-19 was first detected in the U.S. Two years of a macro environment underpinned by economic reopening and expansion was finally replaced by one with significantly elevated inflation, rising interest rates and the first major war in Europe in over 70 years. The human toll of these events is horrific and tragic and the economic costs are also significant and borne unequally by companies.

April and June brought some of the biggest market declines in years as the reality of higher interest rates and the increasing prospect of a global slowdown took hold. While the rotation to value that began in late 2021 continued into this year, by the end of the second quarter there was no place to hide as energy stocks and other statistically cheap securities succumbed to the selling. For the second quarter, large (Russell 1000® Index) and small capitalization (Russell 2000® Index) stocks both declined 17%, high grade bonds were down 7% and gold retraced 3%. Notably, despite being peddled as an inflation hedge and portfolio diversifier, bitcoin (not to mention its crypto copycats) has so far shown itself to be quite levered to growth equities, as it

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

declined over 50% in the second quarter. The subadviser believes that no risk asset was exempt from the gravity of rising rates. Ten-year government bond yields, which began the year at 1.52%, ended the second quarter at 2.97% after touching 3.5% in early June, finally provided a reasonable alternative (albeit a negative real return) to investors married to the popular notion of TINA (There Is No Alternative [to equities]).

The third quarter was an ugly one for financial markets. The S&P 500 declined just under 5%, though with markets down about 9% in September — the worst monthly performance since March 2020 — it felt even worse. As has been the case throughout 2022, inflation, the prospect of a recession, Federal Reserve (Fed) policy and geopolitics dominated the news and market sentiment, which was decidedly negative.

U.S. equities rebounded in October, with the S&P 500 recording its second-best monthly performance for the year. This month saw the kickoff of third quarter earnings reports, with over half of the S&P 500 companies having reported through October 28th. Takeaways from the first few weeks of earnings included foreign exchange (FX) headwinds, continued supply chain disruptions, still-elevated raw materials costs and fears of a weakening macro backdrop. However, credit card companies and banks reiterated that consumer spending continued to show signs of resilience despite surging inflation. Several catalysts will be in focus as potential drivers to potentially push markets higher before year-end, such as an inflection point in the Russia-Ukraine war, U.S. midterm elections or inflation data indicating that prices are no longer rising.

Inflation, called “transitory” by the Fed in early 2021, has been unrelenting throughout 2022. The Consumer Price Index (CPI) peaked at +9.1% in June, though it declined slightly to +8.3% in August. After keeping the federal funds rate near zero since just after the start of the COVID-19 pandemic, the Fed has been in catch-up mode and raising rates aggressively this year, including two 75 basis point increases in the third quarter. Amid this tightening, signs of economic weakness are emerging, most notably in the housing market: soaring mortgage rates sent home prices down 6% in August from their June peak, the biggest two month drop in nearly a decade. The Fed is in a bit of a bind — it needs to demonstrate it will do whatever it takes to break inflation. But doing so may put the U.S. economy into the “hard landing” recession that it has so earnestly sought to avoid.

There are some signs that the current strategy is working. The labor market is still quite tight — good for the economy but exacerbating the inflation issue — though unemployment is likely to increase in coming months and quarters. Commodities are down significantly from their peak, with oil, natural gas, copper, and wheat all down over 30% from their peak prices earlier this year. Possibly aiding the commodity declines are Russia’s worsening fortunes in its invasion of Ukraine, suffering heavy losses of territory, manpower, and equipment.

As if an environment with persistent inflation and declining demand wasn’t enough for companies to contend with, U.S.-based multinationals have the added pain of the incredible strength of the U.S. dollar, which has sent the euro below parity and the British pound near it. This means that overseas earnings for these companies will be translated back into fewer dollars, causing a headwind to earnings growth. Furthermore, skyrocketing energy prices in Europe due to reduced Russian supply have led to an even more precarious economic situation there than in the U.S.

Fund Highlights

The subadvisor buys businesses they believe are selling at a discount to their Private Market Value (the price an informed industrialist would pay for the entire company), with a catalyst in place that could potentially surface values. Industry consolidation, financial engineering (e.g. spin-offs), changes in management and changes in regulation are just a few catalysts in which the Fund is well positioned. Their philosophy and process focus on fundamental company research and individual stock selection.

Holdings have tended to be domestically focused with strong franchises and often pricing power. The subadvisor says they have never been top-down allocators, trying to chase every trend. Rather, they rely on fundamental bottom-up research informed by their view of the shifting political and economic tides.

The Fund performed similarly to its benchmark Russell 2500TM Value Index for the twelve-months ended October 31, 2022, though the underlying sectors contributing to returns during the period were quite different. The Fund’s higher weighting in industrial companies as well as its stock selection within this sector helped relative returns for the period, while its overweighting in communication services and underweighting in energy dampened returns during the period. The Fund is significantly different than its benchmark index, and performance will often not closely track it.

What helped performance during the year?

•

While headwinds from input costs for commodities, transportation, labor and energy brought challenges for cyclical parts of the economy such as industrial companies, the Fund’s stock selection in this area drove relatively stronger returns for some of the

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

Fund’s top holdings during the period and higher overall contribution to return for the period relative to the index. Companies including Mueller Industries, Griffon and Valmont Industries all had solid returns during the period amidst a challenging market background.

•

The Fund’s significant underweighting in financial companies (approximately 10% of the Russell 2500TM Value Index’s exposure to this sector) helped relative contribution to return for the period. The Fund’s much lower exposure to real estate, which had previously been grouped in the same sector, similarly helped relative performance during the period.

•

In a reversal of recent period dynamics, the Fund’s lower exposure to the technology sector helped its performance during the period as technology companies led the market down during the second quarter and over the summer as value stocks were resuscitated on a relative basis. For broader market context, the “Big 7” which includes the FAANG+ (Facebook (Meta)), Amazon, Apple, Netflix, Google, Microsoft) as well as Tesla and Nvidia, lost more than $4 trillion in market cap during the twelve-months ended in October and accounted for more than a third of the S&P 500’s 15% decline during this period.

What hurt performance during the year?

•

The Fund’s more than double weighting to small capitalization companies, defined as companies under $3 billion market capitalization, dampened performance during the period. However, the Fund’s stock selection within smaller capitalization companies help to offset most of the impact of this additional exposure.

•

Communication services, home to some companies typically viewed as technology businesses as well as traditional media and telecom firms, has been among the weakest sectors during the period, owing to: (a) macro fears of an advertising slowdown; (b) secular changes in time spent by consumers (e.g. TikTok taking share from Meta, streaming services taking share from traditional media); and (c) a technical rotation from what had been a strong (growth fueled) sector for much of the past decade. The Fund’s overweighting to the communication services sector detracted from relative returns for the period. Changes in the media landscape have put a premium on companies with global scale that are well positioned to navigate shifts in consumer behavior.

•

The Fund’s systematic underweighting to energy, due to the subadvisor’s general avoidance of purely commodity driven businesses, muted its relative performance during the trailing year. Crude oil prices rose during the period, fueled by a series of supply shortages and rising demand against the backdrop of a re-opening economy. These factors were accelerated by Russia’s invasion of Ukraine, which caused supply concerns and a spike in prices earlier in 2022.

Sector Weightings as of October 31, 2022	% of Net Assets
Industrials	40.8%
Communication Services	12.3
Consumer Discretionary	11.8
Consumer Staples	10.6
Materials	7.1
Health Care	3.6
Investment Companies	3.0
Utilities	2.8
Energy	2.2
Information Technology	2.1
Financials	2.0
Repurchase Agreement	1.6
Real Estate	0.8
Cash and Other	(0.7)

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$972.10	$5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.17	6.09
Class I
Actual	1,000.00	973.50	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.82
Class R
Actual	1,000.00	970.60	7.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.91	7.36
Class T
Actual	1,000.00	973.50	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.83

* Expenses are equal to the Fund’s A, I, R and T shares annualized expense ratio of 1.20%, 0.95%, 1.45% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (12.3%)
Diversified Telecommunication Services (0.5%)
EchoStar Corp., Class A*	3,700	$69,819
Telesat Corp.*	52,000	452,920

		522,739

Entertainment (3.4%)
Liberty Media Corp.-Liberty Braves, Class A*	41,000	1,307,490
Liberty Media Corp.-Liberty Braves, Class C*	12,100	377,036
Madison Square Garden Entertainment Corp.*	11,000	539,330
Madison Square Garden Sports Corp., Class A	10,900	1,707,049

		3,930,905

Media (7.3%)
Altice USA, Inc., Class A*	12,500	82,625
AMC Networks, Inc., Class A*	20,000	450,200
Clear Channel Outdoor Holdings, Inc.*	313,000	447,590
Corus Entertainment, Inc., Class B	128,500	202,793
EW Scripps Co. (The), Class A*	26,500	376,035
Grupo Televisa SAB (ADR)	228,800	1,201,200
JCDecaux SE*	26,000	328,119
Liberty Media Corp.-Liberty SiriusXM, Class A (x)*	4,000	169,760
Nexstar Media Group, Inc., Class A	10,500	1,798,650
Paramount Global, Class A (x)	35,000	737,800
Sinclair Broadcast Group, Inc., Class A	90,000	1,602,900
Sirius XM Holdings, Inc. (x)	27,760	167,670
TEGNA, Inc.	19,300	402,984
Telenet Group Holding NV	10,000	152,487
WideOpenWest, Inc.*	25,000	342,750

		8,463,563

Wireless Telecommunication Services (1.1%)
Gogo, Inc.*	12,900	183,438
Millicom International Cellular SA (x)*	42,000	460,320
Telephone and Data Systems, Inc.	11,300	192,100
United States Cellular Corp.*	15,300	476,901

		1,312,759

Total Communication Services		14,229,966

Consumer Discretionary (11.8%)
Auto Components (4.5%)
Dana, Inc.	90,000	1,436,400
Gentex Corp.	22,600	598,674
Gentherm, Inc.*	2,000	116,840
Goodyear Tire & Rubber Co. (The)*	75,000	952,500
Modine Manufacturing Co.*	61,000	1,093,120
Strattec Security Corp.*	38,000	988,000

		5,185,534

Diversified Consumer Services (0.2%)
H&R Block, Inc.	5,000	205,750

Hotels, Restaurants & Leisure (3.2%)
Bally’s Corp. (x)*	10,000	225,400
Caesars Entertainment, Inc.*	26,000	1,136,980
Churchill Downs, Inc.	2,100	436,611
GAN Ltd.*	9,500	19,095
Golden Entertainment, Inc.*	14,500	612,190
Nathan’s Famous, Inc.	18,900	1,233,225
Wynn Resorts Ltd.*	800	51,120

		3,714,621

Household Durables (0.9%)
Bassett Furniture Industries, Inc.	22,500	409,050
Lennar Corp., Class B	9,300	606,546

		1,015,596

Internet & Direct Marketing Retail (0.0%)†
Lands’ End, Inc.*	6,000	62,880

Leisure Products (1.5%)
Brunswick Corp.	14,900	1,052,983
Johnson Outdoors, Inc., Class A	8,500	447,270
Mattel, Inc.*	12,900	244,584
Peloton Interactive, Inc., Class A (x)*	3,300	27,720

		1,772,557

Specialty Retail (1.5%)
AutoNation, Inc.*	8,900	946,159
Monro, Inc.	16,000	764,000

		1,710,159

Total Consumer Discretionary		13,667,097

Consumer Staples (10.6%)
Beverages (2.0%)
National Beverage Corp.	18,500	877,270
Remy Cointreau SA	9,400	1,440,809

		2,318,079

Food & Staples Retailing (0.3%)
Ingles Markets, Inc., Class A	1,300	122,681
Village Super Market, Inc., Class A	8,900	197,936

		320,617

Food Products (4.5%)
Bunge Ltd.	4,200	414,540
Calavo Growers, Inc.	28,500	985,815
Farmer Bros Co.*	92,300	553,800
Hain Celestial Group, Inc. (The)*	26,500	495,815
J M Smucker Co. (The)	12,000	1,807,920
Maple Leaf Foods, Inc.	48,000	711,359
McCormick & Co., Inc. (Non-Voting)	2,900	232,725

		5,201,974

Household Products (2.9%)
Energizer Holdings, Inc.	64,000	1,848,960
Spectrum Brands Holdings, Inc.	34,000	1,568,760

		3,417,720

Personal Products (0.9%)
Edgewell Personal Care Co.	27,300	1,069,887

Total Consumer Staples		12,328,277

Energy (2.2%)
Energy Equipment & Services (2.2%)
Dril-Quip, Inc.*	54,000	1,343,520
RPC, Inc.	104,000	1,157,520

Total Energy		2,501,040

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
Financials (2.0%)
Banks (1.7%)
Cadence Bank	8,100	$223,965
Flushing Financial Corp.	20,900	411,730
SouthState Corp.	5,800	524,494
Synovus Financial Corp.	20,100	800,985

		1,961,174

Capital Markets (0.3%)
Affiliated Managers Group, Inc.	1,300	161,408
Janus Henderson Group plc	8,000	182,160

		343,568

Total Financials		2,304,742

Health Care (3.6%)
Biotechnology (0.0%)†
Clovis Oncology, Inc. (x)*	12,000	12,360

Health Care Equipment & Supplies (1.0%)
Cutera, Inc.*	16,400	753,908
QuidelOrtho Corp.*	4,400	395,208

		1,149,116

Health Care Providers & Services (1.0%)
Option Care Health, Inc.*	18,100	547,706
Patterson Cos., Inc.	22,000	571,340

		1,119,046

Health Care Technology (0.6%)
Evolent Health, Inc., Class A*	16,500	524,865
Teladoc Health, Inc.*	7,000	207,480

		732,345

Life Sciences Tools & Services (0.1%)
Bio-Rad Laboratories, Inc., Class A*	300	105,513

Pharmaceuticals (0.9%)
Harmony Biosciences Holdings, Inc.*	4,000	208,000
Perrigo Co. plc	10,500	422,940
Teva Pharmaceutical Industries Ltd. (ADR)*	49,800	444,216

		1,075,156

Total Health Care		4,193,536

Industrials (40.8%)
Aerospace & Defense (7.0%)
AAR Corp.*	18,100	802,192
Aerojet Rocketdyne Holdings, Inc.*	42,000	2,034,900
Kaman Corp.	45,000	1,444,500
Moog, Inc., Class A	10,500	889,875
Moog, Inc., Class B	12,500	1,059,375
Textron, Inc.	27,300	1,868,412

		8,099,254

Building Products (1.8%)
Griffon Corp.	65,000	2,089,100

Commercial Services & Supplies (1.8%)
IAA, Inc.*	6,500	246,545
KAR Auction Services, Inc.*	11,000	159,830
Matthews International Corp., Class A	62,000	1,666,560
Team, Inc.*	8,000	5,560

		2,078,495

Construction & Engineering (2.3%)
Arcosa, Inc.	14,500	930,900
Valmont Industries, Inc.	5,300	1,691,866

		2,622,766

Electrical Equipment (1.1%)
AZZ, Inc.	30,500	1,226,100
Pineapple Energy, Inc. (x)*	5,000	19,050

		1,245,150

Machinery (23.4%)
Astec Industries, Inc.	48,000	2,095,200
CIRCOR International, Inc.*	74,000	1,529,580
CNH Industrial NV	31,300	405,022
Commercial Vehicle Group, Inc.*	91,100	459,144
Crane Holdings Co.	17,700	1,776,018
Donaldson Co., Inc.	800	45,960
Eastern Co. (The)	24,100	503,931
Enerpac Tool Group Corp.	22,000	559,020
EnPro Industries, Inc.	28,100	2,992,650
Flowserve Corp.	42,500	1,218,900
Gorman-Rupp Co. (The)	8,000	217,120
Graco, Inc.	3,000	208,740
Hyster-Yale Materials Handling, Inc.	36,000	1,049,760
Ingersoll Rand, Inc.	16,000	808,000
ITT, Inc.	8,300	634,037
Iveco Group NV (Borsa Italiana Exchange)*	42,200	228,122
Iveco Group NV (OTC Exchange)*	7,800	41,886
Kennametal, Inc.	18,500	494,135
L B Foster Co., Class A*	37,000	370,000
Manitowoc Co., Inc. (The)*	15,000	136,800
Mueller Industries, Inc.	37,500	2,349,000
Mueller Water Products, Inc., Class A	13,700	160,290
Park-Ohio Holdings Corp.	71,000	807,270
Shyft Group, Inc. (The)	4,000	91,920
Snap-on, Inc.	8,500	1,887,425
Tennant Co.	12,601	734,008
Terex Corp.	11,300	458,102
Timken Co. (The)	1,000	71,290
Toro Co. (The)	5,300	558,779
Trinity Industries, Inc.	70,000	1,997,100
Twin Disc, Inc.*	111,000	1,444,110
Watts Water Technologies, Inc., Class A	5,700	834,252

		27,167,571

Trading Companies & Distributors (3.4%)
Ashtead Group plc	2,500	130,449
GATX Corp.	12,900	1,350,759
Herc Holdings, Inc.	21,400	2,516,854

		3,998,062

Total Industrials		47,300,398

Information Technology (2.1%)
Electronic Equipment, Instruments & Components (0.4%)
Landis+Gyr Group AG*	8,900	512,838

IT Services (0.8%)
Kyndryl Holdings, Inc.*	74,000	715,580
MoneyGram International, Inc.*	16,000	169,440

		885,020

See Notes to Financial Statements.

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1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (0.2%)
CyberOptics Corp.*	4,000	$215,880

Software (0.5%)
A10 Networks, Inc.	12,900	216,720
NCR Corp.*	18,000	382,680

		599,400

Technology Hardware, Storage & Peripherals (0.2%)
Diebold Nixdorf, Inc.*	80,000	199,200

Total Information Technology		2,412,338

Materials (7.1%)
Chemicals (4.6%)
Axalta Coating Systems Ltd.*	24,500	571,340
Chr Hansen Holding A/S	3,000	166,598
Core Molding Technologies, Inc.*	81,455	807,219
Element Solutions, Inc.	65,900	1,133,480
HB Fuller Co.	9,700	676,187
Huntsman Corp.	9,000	240,840
Scotts Miracle-Gro Co. (The) (x)	17,000	780,470
Tredegar Corp.	51,100	556,479
Valvoline, Inc.	15,000	440,400

		5,373,013

Containers & Packaging (1.9%)
Greif, Inc., Class A	19,800	1,310,958
Myers Industries, Inc.	40,900	829,861

		2,140,819

Metals & Mining (0.6%)
Ampco-Pittsburgh Corp.*	33,800	103,090
Freeport-McMoRan, Inc.	18,500	586,265

		689,355

Total Materials		8,203,187

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.2%)
Ryman Hospitality Properties, Inc. (REIT)	2,500	222,300

Real Estate Management & Development (0.6%)
Seritage Growth Properties (REIT), Class A (x)*	16,000	171,680
St Joe Co. (The)	16,100	572,033

		743,713

Total Real Estate		966,013

Utilities (2.8%)
Electric Utilities (0.1%)
PNM Resources, Inc.	2,000	92,940

Gas Utilities (1.6%)
National Fuel Gas Co.	20,000	1,349,800
Southwest Gas Holdings, Inc.	6,000	438,420

		1,788,220

Independent Power and Renewable Electricity Producers (1.1%)
AES Corp. (The)	50,600	1,323,696

Total Utilities		3,204,856

Total Common Stocks (96.1%) (Cost $104,547,583)		111,311,450

	Number of Rights	Value (Note 1)
RIGHTS:
Industrials (0.0%)†
Electrical Equipment (0.0%)†
Pineapple Energy, Inc., CVR (r)* (Cost $—)	6,250	$18,391

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)†
Energy Equipment & Services (0.0%)†
Weatherford International plc, expiring 12/13/23*	1,117	324

Total Energy		324

Health Care (0.0%)†
Health Care Providers & Services (0.0%)†
Option Care Health, Inc., expiring 6/30/25*	22	7

Total Health Care		7

Materials (0.0%)†
Metals & Mining (0.0%)†
Ampco-Pittsburgh Corp., expiring 8/1/25*	30,000	6,372

Total Materials		6,372

Total Warrants (0.0%)† (Cost $—)		6,703

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (3.0%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	300,000	300,000
JPMorgan Prime Money Market Fund, IM Shares	3,209,616	3,209,937

Total Investment Companies		3,509,937

	Principal Amount	Value (Note 1)
Repurchase Agreement (1.6%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $1,845,922, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $1,882,683. (xx)	$1,845,768	1,845,768

Total Short-Term Investments (4.6%) (Cost $5,356,134)		5,355,705

Total Investments in Securities (100.7%) (Cost $109,903,717)		116,692,249
Other Assets Less Liabilities (-0.7%)		(817,225)

Net Assets (100%)		$115,875,024

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

*	Non-income producing.
†	Percent shown is less than 0.05%.
(r)	Fair value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $2,220,685. This was collateralized by $176,916 of various U.S. Government Treasury Securities, ranging from 0.125% - 4.750%, maturing 1/31/24 - 5/15/47 and by cash of $2,152,884 of which $2,145,768 was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$13,749,360	$480,606	$—	$14,229,966
Consumer Discretionary	13,667,097	—	—	13,667,097
Consumer Staples	10,654,743	1,673,534	—	12,328,277
Energy	2,501,040	—	—	2,501,040
Financials	2,304,742	—	—	2,304,742
Health Care	4,193,536	—	—	4,193,536
Industrials	45,840,566	1,459,832	—	47,300,398
Information Technology	1,899,500	512,838	—	2,412,338
Materials	8,036,589	166,598	—	8,203,187
Real Estate	966,013	—	—	966,013
Utilities	3,204,856	—	—	3,204,856
Rights
Industrials	—	—	18,391	18,391
Short-Term Investments
Investment Companies	3,509,937	—	—	3,509,937
Repurchase Agreement	—	1,845,768	—	1,845,768
Warrants
Energy	324	—	—	324
Health Care	—	7	—	7
Materials	—	6,372	—	6,372

Total Assets	$110,528,303	$6,145,555	$18,391	$116,692,249

Total Liabilities	$—	$—	$—	$—

Total	$110,528,303	$6,145,555	$18,391	$116,692,249

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$36,196,865
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$49,060,847

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,944,356
Aggregate gross unrealized depreciation	(15,330,791)

Net unrealized appreciation	$3,613,565

Federal income tax cost of investments in securities and derivative instruments, if applicable	$113,078,684

For the year ended October 31, 2022, the Fund incurred approximately $565 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $108,057,949)	$114,846,481
Repurchase Agreements (Cost $1,845,768)	1,845,768
Cash	331,000
Foreign cash (Cost $7,219)	7,054
Receivable for securities sold	1,237,474
Receivable for Fund shares sold	199,310
Dividends, interest and other receivables	32,464
Prepaid registration and filing fees	25,960
Securities lending income receivable	5,987
Receivable from investment adviser	5,431
Other assets	1,270

Total assets	118,538,199

LIABILITIES
Payable for return of collateral on securities loaned	2,145,768
Payable for securities purchased	281,735
Payable for Fund shares redeemed	136,216
Transfer agent fees payable	27,594
Trustees’ fees payable	1,233
Distribution fees payable – Class A	1,021
Distribution fees payable – Class R	404
Accrued expenses	69,204

Total liabilities	2,663,175

NET ASSETS	$115,875,024

Net assets were comprised of:
Paid in capital	$109,714,725
Total distributable earnings (loss)	6,160,299

Net assets	$115,875,024

Class A
Net asset value and redemption price per share, $5,134,370 / 358,832 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.31
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share	$15.14

Class I
Net asset value, offering and redemption price per share, $109,572,330 / 7,636,175 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.35

Class R
Net asset value, offering and redemption price per share, $1,022,232 / 71,987 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.20

Class T**
Net asset value and redemption price per share, $146,092 / 10,179 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.35
Maximum sales charge (2.50% of offering price)	0.37

Maximum offering price per share	$14.72

**	Class T shares currently are not offered for sale.
(x)	Includes value of securities on loan of $2,220,685.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends (net of $16,293 foreign withholding tax)	$2,253,859
Interest	2,248
Securities lending (net)	31,612

Total income	2,287,719

EXPENSES
Investment advisory fees	1,041,595
Transfer agent fees	223,400
Administrative fees	208,320
Professional fees	109,825
Printing and mailing expenses	49,362
Registration and filing fees	44,371
Custodian fees	27,200
Distribution fees – Class A	13,861
Trustees’ fees	5,862
Distribution fees – Class R	5,428
Distribution fees – Class T**	388
Miscellaneous	23,052

Gross expenses	1,752,664
Less: Waiver from investment adviser	(393,763)
Waiver from distributor	(388)

Net expenses	1,358,513

NET INVESTMENT INCOME (LOSS)	929,206

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,693,341
Foreign currency transactions	(7,902)

Net realized gain (loss)	2,685,439

Change in unrealized appreciation (depreciation) on:
Investments in securities	(23,466,774)
Foreign currency translations	(522)

Net change in unrealized appreciation (depreciation)	(23,467,296)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,781,857)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,852,651)

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$929,206	$1,088,390
Net realized gain (loss)	2,685,439	11,728,962
Net change in unrealized appreciation (depreciation)	(23,467,296)	35,891,556

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,852,651)	48,708,908

Distributions to shareholders:
Class A	(387,779)	(12,078)
Class I	(9,782,485)	(534,394)
Class R	(73,341)	(785)
Class T**	(11,801)	(697)

Total distributions to shareholders	(10,255,406)	(547,954)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 46,002 and 90,890 shares, respectively ]	729,775	1,514,997
Capital shares issued in reinvestment of dividends [ 23,486 and 835 shares, respectively ]	376,006	11,650
Capital shares repurchased [ (54,051) and (46,339) shares, respectively ]	(829,479)	(753,049)

Total Class A transactions	276,302	773,598

Class I
Capital shares sold [ 3,073,849 and 3,882,154 shares, respectively ]	47,407,966	63,254,932
Capital shares issued in reinvestment of dividends [ 505,418 and 22,687 shares, respectively ]	8,096,806	316,480
Capital shares repurchased [ (4,377,065) and (2,865,531) shares, respectively ]	(62,504,731)	(48,733,330)

Total Class I transactions	(6,999,959)	14,838,082

Class R
Capital shares sold [ 13,472 and 25,034 shares, respectively ]	209,451	419,982
Capital shares issued in reinvestment of dividends [ 3,895 and 47 shares, respectively ]	62,009	651
Capital shares repurchased [ (9,596) and (21,300) shares, respectively ]	(134,914)	(360,808)

Total Class R transactions	136,546	59,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,587,111)	15,671,505

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,695,168)	63,832,459
NET ASSETS:
Beginning of year	152,570,192	88,737,733

End of year	$115,875,024	$152,570,192

** Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$17.19		$11.41		$12.46		$12.33		$12.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06		0.09	(2)	0.04	(1)	0.05		0.03
Net realized and unrealized gain (loss)	(1.82)		5.73		(0.90)		0.22		(0.25)

Total from investment operations	(1.76)		5.82		(0.86)		0.27		(0.22)

Less distributions:
Dividends from net investment income	(0.26)		(0.04)		(0.04)		(0.02)		(0.03)
Distributions from net realized gains	(0.86)		—		(0.15)		(0.12)		(0.25)

Total dividends and distributions	(1.12)		(0.04)		(0.19)		(0.14)		(0.28)

Net asset value, end of year	$14.31		$17.19		$11.41		$12.46		$12.33

Total return	(10.93)%		51.10%		(7.04)%		2.29%		(1.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,134		$5,904		$3,400		$3,896		$3,599
Ratio of expenses to average net assets:
After waivers (f)	1.21	%(j)	1.24	%(k)	1.25	%(k)	1.24	%(k)	1.24	%(k)
Before waivers (f)	1.51%		1.42%		1.58%		1.66%		1.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.42%		0.55	%(bb)	0.40	%(aa)	0.39%		0.26%
Before waivers (f)	0.13%		0.37	%(bb)	0.07	%(aa)	(0.03)%		(0.28)%
Portfolio turnover rate^	27%		35%		19%		37%		49%

Class I	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$17.24		$11.43		$12.49		$12.36		$12.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.13	(2)	0.07	(1)	0.08		0.07
Net realized and unrealized gain (loss)	(1.84)		5.75		(0.91)		0.23		(0.26)

Total from investment operations	(1.74)		5.88		(0.84)		0.31		(0.19)

Less distributions:
Dividends from net investment income	(0.29)		(0.07)		(0.07)		(0.06)		(0.06)
Distributions from net realized gains	(0.86)		—		(0.15)		(0.12)		(0.25)

Total dividends and distributions	(1.15)		(0.07)		(0.22)		(0.18)		(0.31)

Net asset value, end of year	$14.35		$17.24		$11.43		$12.49		$12.36

Total return	(10.74)%		51.57%		(6.88)%		2.57%		(1.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$109,572		$145,394		$84,537		$95,601		$86,815
Ratio of expenses to average net assets:
After waivers (f)	0.96	%(j)	0.99	%(k)	1.00	%(k)	0.99	%(k)	0.99	%(k)
Before waivers (f)	1.25%		1.17%		1.33%		1.41%		1.51%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.68%		0.76	%(bb)	0.64	%(aa)	0.64%		0.54%
Before waivers (f)	0.40%		0.59	%(bb)	0.31	%(aa)	0.22%		0.03%
Portfolio turnover rate^	27%		35%		19%		37%		49%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$17.07		$11.33		$12.38		$12.26		$12.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03		0.05	(2)	0.02	(1)	0.02		—	##
Net realized and unrealized gain (loss)	(1.82)		5.70		(0.91)		0.22		(0.25)

Total from investment operations	(1.79)		5.75		(0.89)		0.24		(0.25)

Less distributions:
Dividends from net investment income	(0.22)		(0.01)		(0.01)		—		—
Distributions from net realized gains	(0.86)		—		(0.15)		(0.12)		(0.25)

Total dividends and distributions	(1.08)		(0.01)		(0.16)		(0.12)		(0.25)

Net asset value, end of year	$14.20		$17.07		$11.33		$12.38		$12.26

Total return	(11.17)%		50.80%		(7.31)%		2.02%		(2.07)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,022		$1,096		$685		$912		$801
Ratio of expenses to average net assets:
After waivers (f)	1.46	%(j)	1.49	%(k)	1.50	%(k)	1.49	%(k)	1.49	%(k)
Before waivers (f)	1.76%		1.67%		1.83%		1.91%		2.05%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.17%		0.28	%(bb)	0.15	%(g)	0.14%		0.02%
Before waivers (f)	(0.12)%		0.11	%(bb)	(0.19	)%(g)	(0.28)%		(0.54)%
Portfolio turnover rate^	27%		35%		19%		37%		49%

Class T**	Year Ended October 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$17.24		$11.43		$12.49		$12.36		$12.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.13	(2)	0.07	(1)	0.08		0.07
Net realized and unrealized gain (loss)	(1.85)		5.75		(0.91)		0.23		(0.26)

Total from investment operations	(1.74)		5.88		(0.84)		0.31		(0.19)

Less distributions:
Dividends from net investment income	(0.29)		(0.07)		(0.07)		(0.06)		(0.06)
Distributions from net realized gains	(0.86)		—		(0.15)		(0.12)		(0.25)

Total dividends and distributions	(1.15)		(0.07)		(0.22)		(0.18)		(0.31)

Net asset value, end of year	$14.35		$17.24		$11.43		$12.49		$12.36

Total return	(10.74)%		51.57%		(6.88)%		2.57%		(1.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146		$176		$116		$127		$126
Ratio of expenses to average net assets:
After waivers (f)	0.96	%(j)	0.99	%(k)	1.00	%(k)	0.99	%(k)	0.99	%(k)
Before waivers (f)	1.51%		1.42%		1.58%		1.66%		1.80%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.74%		0.79	%(bb)	0.64	%(aa)	0.64%		0.50%
Before waivers (f)	0.19%		0.37	%(bb)	0.06	%(aa)	(0.02)%		(0.31)%
Portfolio turnover rate^	27%		35%		19%		37%		49%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C Shares.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.06, $0.01 and $0.06 for Class A, Class I, Class R and Class T, respectively.
##	Per share amount is less than $0.005.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.05, $(0.02) and $0.06 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.21 for Class A, 0.96 for Class I, 1.46 for Class R and 0.96 for Class T.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25 for Class A, 1.00 for Class I, 1.50 for Class R and 1.00 for Class T.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.09 lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.43 lower.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers US, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(9.60)%	1.84%	2.70%
	with Sales Charge (a)	(13.71)	0.91	2.11
Fund – Class I Shares*		(9.47)	2.07	2.96
Fund – Class R Shares*		(9.72)	1.60	2.46
Fund – Class T Shares*†	without Sales Charge	(9.37)	2.09	2.96
	with Sales Charge (b)	(11.66)	1.58	2.63
ICE BofA U.S. High Yield Index		(11.42)	1.91	3.31

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 4.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 High Yield Bond Fund and the ICE BofA U.S. High Yield Index from 11/12/14 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. High Yield Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratios for Class A, I, R and T shares were 1.44%, 1.18%, 1.69% and 1.44%, respectively. The net expense ratios for Class A, I, R and T shares were 1.00%, 0.75%, 1.25% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (9.47)% for the year ended October 31, 2022. The Fund’s benchmark, the ICE BofA U.S. High Yield Index, returned (11.42)% over the same year.

Overview — AXA Investment Managers US, Inc.

The High Yield market posted a negative return in the twelve-months ended October 31, 2022, as the ICE BofA U.S. High Yield Index generated a total return of -11.45% for the period. This significantly negative return can be attributed to increasing uncertainty regarding the hawkish actions of the U.S. Federal Reserve, the ongoing Russia-Ukraine conflict, and a prolonged drop in overall risk asset valuations. Flows in the high yield market were negative for the period, with roughly -$47.4 billion of outflows. Outflows were concentrated in the first three quarters of 2022 where we saw outflows of -$27.1 (Q1), -$17.7 (Q2) and -$8.7 (Q3) billion respectively. The high yield primary market was muted over the last twelve months, pricing roughly $138.2 billion of high yield bonds. The period saw approximately $12.2 billion of high yield default volume, higher than the roughly $5.4 billion of high yield default volume for the twelve-months ended on October 31, 2021. The par weighted high yield default rate ended the period at 0.84%, up from 0.36% in October 2021.

Fund Highlights

What helped performance during the year?

•

From a macro risk positioning standpoint, the Fund’s overweight within the short duration segment of the market and being underweight the better quality, longer duration segment of the market positively impacted relative performance.

1290 HIGH YIELD BOND FUND (Unaudited)

•	Security selection in the highest yielding segment of the market was also a key driver of the Fund’s relative performance.

•	From a sector perspective, security selection within the healthcare sector delivered the largest positive contribution to relative performance.

What hurt performance during the year?

•	Security selection in the automotive sector was the single largest detractor from relative performance.

•	The Fund’s underweight within the energy sector detracted from relative performance.

•	The Fund’s overweight to the consumer goods sector also detracted from relative performance.

Fund Characteristics As of October 31, 2022
Weighted Average Life (Years)	5.49
Weighted Average Coupon (%)	6.05
Weighted Average Effective Duration (Years)*	3.94
Weighted Average Rating**	B2

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2022	% of Net Assets
Consumer Discretionary	15.6%
Industrials	12.6
Information Technology	12.3
Communication Services	12.3
Materials	10.2
Energy	9.7
Health Care	7.6
Financials	6.2
Consumer Staples	5.4
Real Estate	3.0
Repurchase Agreements	2.1
Investment Companies	1.8
Utilities	0.6
Cash and Other	0.6

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 HIGH YIELD BOND FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$959.70	$4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class I
Actual	1,000.00	959.70	3.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class R
Actual	1,000.00	958.50	6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class T
Actual	1,000.00	959.70	3.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Fund’s A, I, R and T shares annualized expense ratio of 1.00%, 0.75%, 1.25% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (95.5%)
Communication Services (12.3%)
Diversified Telecommunication Services (4.3%)
CCO Holdings LLC
5.500%, 5/1/26§	$132,000	$127,050
6.375%, 9/1/29§	290,000	267,525
4.750%, 3/1/30§	135,000	113,454
4.750%, 2/1/32§	295,000	235,787
4.500%, 5/1/32	159,000	125,014
4.500%, 6/1/33§	286,000	217,912
Level 3 Financing, Inc.
4.250%, 7/1/28§	191,000	157,575
Lumen Technologies, Inc.
5.125%, 12/15/26§	230,000	196,305
5.375%, 6/15/29§	258,000	189,042
Sprint Capital Corp.
8.750%, 3/15/32	156,000	182,441
Windstream Escrow LLC
7.750%, 8/15/28 (x)§	149,000	128,930
Zayo Group Holdings, Inc.
4.000%, 3/1/27§	325,000	249,925
6.125%, 3/1/28§	359,000	238,735

		2,429,695

Entertainment (1.4%)
Lions Gate Capital Holdings LLC
5.500%, 4/15/29§	454,000	345,040
Live Nation Entertainment, Inc.
4.875%, 11/1/24§	234,000	227,273
6.500%, 5/15/27§	186,000	185,626

		757,939

Interactive Media & Services (0.2%)
Rackspace Technology Global, Inc.
5.375%, 12/1/28§	207,000	85,905

Media (5.9%)
Gray Television, Inc.
4.750%, 10/15/30§	282,000	222,780
McGraw-Hill Education, Inc.
8.000%, 8/1/29§	334,000	284,317
Nexstar Media, Inc.
5.625%, 7/15/27§	346,000	328,600
Outfront Media Capital LLC
5.000%, 8/15/27§	467,000	421,841
Sinclair Television Group, Inc.
5.500%, 3/1/30 (x)§	166,000	124,085
Sirius XM Radio, Inc.
3.125%, 9/1/26§	304,000	271,654
3.875%, 9/1/31§	254,000	199,784
Stagwell Global LLC
5.625%, 8/15/29§	315,000	273,404
TEGNA, Inc.
4.750%, 3/15/26§	248,000	242,011
5.000%, 9/15/29	94,000	89,770
Univision Communications, Inc.
7.375%, 6/30/30§	245,000	238,262
Videotron Ltd.
3.625%, 6/15/29§	118,000	99,124
VZ Secured Financing BV
5.000%, 1/15/32§	270,000	216,675
Ziggo Bond Co. BV
6.000%, 1/15/27§	$350,000	$315,959

		3,328,266

Wireless Telecommunication Services (0.5%)
Sprint Corp.
7.625%, 3/1/26	114,000	118,938
Vmed O2 UK Financing I plc
4.750%, 7/15/31§	200,000	162,000

		280,938

Total Communication Services		6,882,743

Consumer Discretionary (15.6%)
Automobiles (0.5%)
Ford Motor Co.
6.625%, 10/1/28	266,000	260,680

Distributors (0.2%)
Univar Solutions USA, Inc.
5.125%, 12/1/27§	130,000	120,094

Hotels, Restaurants & Leisure (7.9%)
1011778 BC ULC
5.750%, 4/15/25§	214,000	213,238
3.875%, 1/15/28§	96,000	84,490
Caesars Entertainment, Inc.
6.250%, 7/1/25§	306,000	297,683
4.625%, 10/15/29 (x)§	169,000	134,777
Carnival Corp.
6.000%, 5/1/29§	252,000	166,356
CDI Escrow Issuer, Inc.
5.750%, 4/1/30§	291,000	262,630
CEC Entertainment LLC
6.750%, 5/1/26 (x)§	136,000	125,914
Churchill Downs, Inc.
5.500%, 4/1/27§	175,000	167,261
Dave & Buster’s, Inc.
7.625%, 11/1/25§	406,000	404,904
Hilton Domestic Operating Co., Inc.
5.750%, 5/1/28§	262,000	252,175
3.625%, 2/15/32§	348,000	275,459
Life Time, Inc.
5.750%, 1/15/26§	396,000	367,290
MajorDrive Holdings IV LLC
6.375%, 6/1/29§	304,000	213,560
Royal Caribbean Cruises Ltd.
5.375%, 7/15/27§	363,000	284,393
11.625%, 8/15/27§	151,000	146,802
Scientific Games Holdings LP
6.625%, 3/1/30§	219,000	190,935
Station Casinos LLC
4.500%, 2/15/28 (x)§	228,000	194,370
4.625%, 12/1/31§	214,000	170,665
Vail Resorts, Inc.
6.250%, 5/15/25§	58,000	57,928
Wyndham Hotels & Resorts, Inc.
4.375%, 8/15/28§	155,000	136,450
Yum! Brands, Inc.
5.375%, 4/1/32	358,000	319,515

		4,466,795

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
Household Durables (1.1%)
CD&R Smokey Buyer, Inc.
6.750%, 7/15/25§	$426,000	$404,973
Newell Brands, Inc.
6.625%, 9/15/29 (x)	198,000	192,493

		597,466

Internet & Direct Marketing Retail (1.7%)
Getty Images, Inc.
9.750%, 3/1/27§	698,000	689,275
Photo Holdings Merger Sub, Inc.
8.500%, 10/1/26§	412,000	272,662

		961,937

Specialty Retail (3.6%)
Asbury Automotive Group, Inc.
5.000%, 2/15/32§	204,000	163,820
eG Global Finance plc
8.500%, 10/30/25§	200,000	183,574
LBM Acquisition LLC
6.250%, 1/15/29§	251,000	175,569
LCM Investments Holdings II LLC
4.875%, 5/1/29§	238,000	200,813
Sonic Automotive, Inc.
4.875%, 11/15/31§	240,000	180,600
Specialty Building Products Holdings LLC
6.375%, 9/30/26§	585,000	469,463
SRS Distribution, Inc.
4.625%, 7/1/28§	166,000	146,080
6.000%, 12/1/29§	309,000	251,943
White Cap Buyer LLC
6.875%, 10/15/28§	266,000	225,435

		1,997,297

Textiles, Apparel & Luxury Goods (0.6%)
Crocs, Inc.
4.125%, 8/15/31§	174,000	131,805
G-III Apparel Group Ltd.
7.875%, 8/15/25§	242,000	228,690

		360,495

Total Consumer Discretionary		8,764,764

Consumer Staples (5.4%)
Beverages (0.2%)
Primo Water Holdings, Inc.
4.375%, 4/30/29§	155,000	130,781

Food & Staples Retailing (1.4%)
Performance Food Group, Inc.
6.875%, 5/1/25§	193,000	191,553
5.500%, 10/15/27§	80,000	76,000
United Natural Foods, Inc.
6.750%, 10/15/28§	235,000	226,441
US Foods, Inc.
4.625%, 6/1/30§	346,000	299,290

		793,284

Food Products (2.5%)
Kraft Heinz Foods Co.
6.875%, 1/26/39	116,000	120,060
4.375%, 6/1/46	185,000	144,010
Post Holdings, Inc.
5.750%, 3/1/27§	118,000	114,165
4.625%, 4/15/30§	100,000	84,547
4.500%, 9/15/31§	379,000	313,509
Sigma Holdco BV
7.875%, 5/15/26§	400,000	245,108
Simmons Foods, Inc.
4.625%, 3/1/29§	431,000	361,600

		1,382,999

Household Products (0.8%)
Energizer Holdings, Inc.
4.750%, 6/15/28§	267,000	221,284
Kronos Acquisition Holdings, Inc.
7.000%, 12/31/27§	65,000	54,647
Spectrum Brands, Inc.
5.750%, 7/15/25	70,000	68,732
5.500%, 7/15/30§	21,000	16,800
3.875%, 3/15/31§	88,000	64,570

		426,033

Personal Products (0.5%)
Herbalife Nutrition Ltd.
7.875%, 9/1/25§	108,000	101,358
Prestige Brands, Inc.
3.750%, 4/1/31§	239,000	191,520

		292,878

Total Consumer Staples		3,025,975

Energy (9.7%)
Energy Equipment & Services (0.2%)
Precision Drilling Corp.
7.125%, 1/15/26§	139,000	136,567

Oil, Gas & Consumable Fuels (9.5%)
Aethon United BR LP
8.250%, 2/15/26§	202,000	204,578
Antero Resources Corp.
7.625%, 2/1/29§	42,000	42,840
Ascent Resources Utica Holdings LLC
7.000%, 11/1/26§	229,000	225,565
Blue Racer Midstream LLC
7.625%, 12/15/25§	163,000	160,909
6.625%, 7/15/26§	198,000	188,100
Colgate Energy Partners III LLC
5.875%, 7/1/29 (x)§	77,000	71,689
Crescent Energy Finance LLC
7.250%, 5/1/26§	250,000	231,850
Crestwood Midstream Partners LP
5.625%, 5/1/27§	54,000	51,071
6.000%, 2/1/29§	364,000	340,376
CrownRock LP
5.625%, 10/15/25§	393,000	380,110
Delek Logistics Partners LP
6.750%, 5/15/25	295,000	283,200
Encino Acquisition Partners Holdings LLC
8.500%, 5/1/28§	164,000	153,545
Genesis Energy LP
8.000%, 1/15/27	145,000	140,287
7.750%, 2/1/28 (x)	412,000	392,945

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
Holly Energy Partners LP
6.375%, 4/15/27§	$123,000	$118,210
5.000%, 2/1/28§	221,000	200,557
Kinetik Holdings LP
5.875%, 6/15/30§	239,000	224,660
NuStar Logistics LP
5.750%, 10/1/25	125,000	121,637
6.000%, 6/1/26	175,000	169,024
Occidental Petroleum Corp.
6.625%, 9/1/30	100,000	103,812
6.125%, 1/1/31	55,000	55,137
6.450%, 9/15/36	396,000	393,525
Rockcliff Energy II LLC
5.500%, 10/15/29§	97,000	86,388
Southwestern Energy Co.
7.750%, 10/1/27	97,000	99,546
4.750%, 2/1/32	142,000	122,575
Summit Midstream Holdings LLC
8.500%, 10/15/26§	380,000	364,800
Sunoco LP
4.500%, 4/30/30	478,000	406,539

		5,333,475

Total Energy		5,470,042

Financials (6.2%)
Capital Markets (0.2%)
Aretec Escrow Issuer, Inc.
7.500%, 4/1/29§	121,000	98,917

Consumer Finance (1.6%)
Bread Financial Holdings, Inc.
4.750%, 12/15/24§	344,000	299,280
7.000%, 1/15/26§	162,000	140,130
Curo Group Holdings Corp.
7.500%, 8/1/28§	347,000	204,865
Ford Motor Credit Co. LLC
4.000%, 11/13/30	322,000	260,080

		904,355

Diversified Financial Services (1.5%)
Armor Holdco, Inc.
8.500%, 11/15/29§	155,000	115,289
Shift4 Payments LLC
4.625%, 11/1/26§	330,000	304,425
Verscend Escrow Corp.
9.750%, 8/15/26§	430,000	429,961

		849,675

Insurance (1.7%)
Alliant Holdings Intermediate LLC
6.750%, 10/15/27§	368,000	334,880
AmWINS Group, Inc.
4.875%, 6/30/29§	170,000	147,370
HUB International Ltd.
7.000%, 5/1/26§	502,000	495,725

		977,975

Thrifts & Mortgage Finance (1.2%)
Freedom Mortgage Corp.
8.250%, 4/15/25§	310,000	265,038
6.625%, 1/15/27§	237,000	176,008
PHH Mortgage Corp.
7.875%, 3/15/26§	104,000	86,320
Rocket Mortgage LLC
2.875%, 10/15/26§	154,000	128,590

		655,956

Total Financials		3,486,878

Health Care (7.6%)
Biotechnology (0.3%)
Grifols Escrow Issuer SA
4.750%, 10/15/28§	200,000	156,250

Health Care Equipment & Supplies (1.3%)
Garden Spinco Corp.
8.625%, 7/20/30 (x)§	172,000	177,160
Medline Borrower LP
3.875%, 4/1/29§	264,000	216,480
5.250%, 10/1/29§	200,000	155,198
Varex Imaging Corp.
7.875%, 10/15/27§	200,000	196,000

		744,838

Health Care Providers & Services (2.6%)
AdaptHealth LLC
6.125%, 8/1/28§	178,000	164,205
5.125%, 3/1/30§	224,000	194,320
HCA, Inc.
7.690%, 6/15/25	91,000	94,013
HealthEquity, Inc.
4.500%, 10/1/29§	363,000	318,533
Tenet Healthcare Corp.
4.875%, 1/1/26§	304,000	286,520
6.125%, 6/15/30§	184,000	169,657
US Acute Care Solutions LLC
6.375%, 3/1/26§	251,000	227,574

		1,454,822

Health Care Technology (0.8%)
IQVIA, Inc.
5.000%, 10/15/26§	200,000	190,656
5.000%, 5/15/27§	260,000	247,749

		438,405

Pharmaceuticals (2.6%)
1375209 BC Ltd.
9.000%, 1/30/28§	91,000	88,497
Bausch Health Cos., Inc.
5.500%, 11/1/25§	310,000	248,000
11.000%, 9/30/28§	161,000	126,184
14.000%, 10/15/30§	31,000	17,863
Catalent Pharma Solutions, Inc.
5.000%, 7/15/27§	357,000	335,134
3.500%, 4/1/30 (x)§	240,000	193,800
Cheplapharm Arzneimittel GmbH
5.500%, 1/15/28§	200,000	165,500
Organon & Co.
5.125%, 4/30/31§	200,000	169,854
P&L Development LLC
7.750%, 11/15/25§	196,000	151,165

		1,495,997

Total Health Care		4,290,312

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
Industrials (12.6%)
Aerospace & Defense (0.3%)
Rolls-Royce plc
5.750%, 10/15/27§	$200,000	$180,542

Building Products (1.7%)
Advanced Drainage Systems, Inc.
6.375%, 6/15/30§	43,000	41,555
Camelot Return Merger Sub, Inc.
8.750%, 8/1/28§	126,000	104,895
CP Atlas Buyer, Inc.
7.000%, 12/1/28§	190,000	136,800
JELD-WEN, Inc.
6.250%, 5/15/25§	111,000	104,340
New Enterprise Stone & Lime Co., Inc.
5.250%, 7/15/28§	188,000	162,626
Standard Industries, Inc.
4.375%, 7/15/30§	234,000	190,125
Summit Materials LLC
5.250%, 1/15/29§	222,000	202,719

		943,060

Commercial Services & Supplies (5.8%)
ACCO Brands Corp.
4.250%, 3/15/29§	220,000	175,188
ADT Security Corp. (The)
4.875%, 7/15/32§	218,000	185,481
Allied Universal Holdco LLC
6.625%, 7/15/26§	349,000	332,859
9.750%, 7/15/27§	374,000	326,315
6.000%, 6/1/29§	48,000	33,240
Aramark Services, Inc.
5.000%, 4/1/25§	254,000	246,380
6.375%, 5/1/25§	224,000	221,130
Cimpress plc
7.000%, 6/15/26§	150,000	89,625
Garda World Security Corp.
9.500%, 11/1/27§	486,000	444,690
6.000%, 6/1/29§	299,000	232,413
GFL Environmental, Inc.
5.125%, 12/15/26 (x)§	220,000	209,000
4.750%, 6/15/29§	160,000	139,314
KAR Auction Services, Inc.
5.125%, 6/1/25§	113,000	108,197
Madison IAQ LLC
5.875%, 6/30/29§	94,000	64,625
Matthews International Corp.
5.250%, 12/1/25§	471,000	431,554

		3,240,011

Construction & Engineering (1.1%)
Dycom Industries, Inc.
4.500%, 4/15/29§	298,000	259,713
Pike Corp.
5.500%, 9/1/28§	345,000	294,589
Weekley Homes LLC
4.875%, 9/15/28§	111,000	89,701

		644,003

Machinery (0.2%)
ATS Automation Tooling Systems, Inc.
4.125%, 12/15/28§	129,000	110,295

Professional Services (0.6%)
Dun & Bradstreet Corp. (The)
5.000%, 12/15/29§	239,000	202,732
Science Applications International Corp.
4.875%, 4/1/28§	178,000	164,427

		367,159

Road & Rail (2.2%)
NESCO Holdings II, Inc.
5.500%, 4/15/29§	371,000	325,207
Watco Cos. LLC
6.500%, 6/15/27§	596,000	572,643
Williams Scotsman International, Inc.
6.125%, 6/15/25§	34,000	33,933
XPO Escrow Sub LLC
7.500%, 11/15/27§	222,000	221,341
XPO Logistics, Inc.
6.250%, 5/1/25§	63,000	63,158

		1,216,282

Trading Companies & Distributors (0.7%)
WESCO Distribution, Inc.
7.250%, 6/15/28§	386,000	390,767

Total Industrials		7,092,119

Information Technology (12.3%)
Communications Equipment (1.7%)
CommScope, Inc.
6.000%, 3/1/26§	394,000	379,914
8.250%, 3/1/27§	237,000	210,921
4.750%, 9/1/29§	412,000	347,234

		938,069

Electronic Equipment, Instruments & Components (0.7%)
Coherent Corp.
5.000%, 12/15/29§	141,000	120,961
Likewize Corp.
9.750%, 10/15/25§	194,000	175,085
Sensata Technologies, Inc.
3.750%, 2/15/31§	130,000	103,513

		399,559

IT Services (1.2%)
Ahead DB Holdings LLC
6.625%, 5/1/28§	140,000	113,750
Black Knight InfoServ LLC
3.625%, 9/1/28 (x)§	70,000	60,637
Northwest Fiber LLC
6.000%, 2/15/28§	179,000	140,515
Presidio Holdings, Inc.
8.250%, 2/1/28§	60,000	53,325
Unisys Corp.
6.875%, 11/1/27§	343,000	286,508

		654,735

Software (8.7%)
ACI Worldwide, Inc.
5.750%, 8/15/26§	417,000	395,629
AthenaHealth Group, Inc.
6.500%, 2/15/30 (x)§	328,000	254,951
Boxer Parent Co., Inc.
7.125%, 10/2/25§	284,000	278,320

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
Camelot Finance SA
4.500%, 11/1/26§	$296,000	$278,240
Central Parent, Inc.
7.250%, 6/15/29§	169,000	161,395
Clarivate Science Holdings Corp.
4.875%, 7/1/29§	489,000	408,315
Condor Merger Sub, Inc.
7.375%, 2/15/30§	372,000	308,760
GoTo Group, Inc.
5.500%, 9/1/27§	246,000	142,680
Helios Software Holdings, Inc.
4.625%, 5/1/28§	400,000	308,784
NCR Corp.
5.000%, 10/1/28§	315,000	266,962
5.125%, 4/15/29§	417,000	348,195
NortonLifeLock, Inc.
5.000%, 4/15/25§	112,000	108,589
7.125%, 9/30/30 (x)§	189,000	185,929
Open Text Holdings, Inc.
4.125%, 12/1/31§	260,000	197,379
Picard Midco, Inc.
6.500%, 3/31/29§	138,000	120,088
Rocket Software, Inc.
6.500%, 2/15/29§	321,000	256,248
SS&C Technologies, Inc.
5.500%, 9/30/27§	631,000	587,461
ZoomInfo Technologies LLC
3.875%, 2/1/29§	351,000	296,156

		4,904,081

Total Information Technology		6,896,444

Materials (10.2%)
Chemicals (4.1%)
Avient Corp.
7.125%, 8/1/30§	198,000	188,876
Diamond BC BV
4.625%, 10/1/29§	67,000	49,580
HB Fuller Co.
4.250%, 10/15/28	106,000	90,895
Illuminate Buyer LLC
9.000%, 7/1/28§	681,000	572,891
LSF11 A5 HoldCo LLC
6.625%, 10/15/29§	228,000	175,560
Minerals Technologies, Inc.
5.000%, 7/1/28§	251,000	218,998
Nufarm Australia Ltd.
5.000%, 1/27/30§	210,000	178,172
Olin Corp.
5.625%, 8/1/29	214,000	200,893
Olympus Water US Holding Corp.
4.250%, 10/1/28§	343,000	281,661
WR Grace Holdings LLC
5.625%, 8/15/29§	431,000	331,331

		2,288,857

Containers & Packaging (5.8%)
ARD Finance SA
6.500%, 6/30/27 PIK§	400,000	286,000
Ardagh Metal Packaging Finance USA LLC
4.000%, 9/1/29§	200,000	151,750
Ardagh Packaging Finance plc
4.125%, 8/15/26§	200,000	172,000
Clydesdale Acquisition Holdings, Inc.
8.750%, 4/15/30§	264,000	229,350
Crown Americas LLC
5.250%, 4/1/30 (x)§	148,000	135,056
Intelligent Packaging Ltd. Finco, Inc.
6.000%, 9/15/28§	243,000	182,250
LABL, Inc.
6.750%, 7/15/26§	219,000	206,090
10.500%, 7/15/27§	444,000	401,773
5.875%, 11/1/28§	143,000	124,453
Mauser Packaging Solutions Holding Co.
5.500%, 4/15/24§	286,000	280,280
7.250%, 4/15/25§	665,000	597,055
Owens-Brockway Glass Container, Inc.
6.625%, 5/13/27§	144,000	137,880
Trivium Packaging Finance BV
5.500%, 8/15/26 (e)§	400,000	366,616

		3,270,553

Metals & Mining (0.3%)
Kaiser Aluminum Corp.
4.500%, 6/1/31§	204,000	164,504

Total Materials		5,723,914

Real Estate (3.0%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
Iron Mountain, Inc. (REIT)
5.000%, 7/15/28§	300,000	268,380
Park Intermediate Holdings LLC (REIT)
5.875%, 10/1/28§	204,000	185,338
4.875%, 5/15/29§	333,000	283,050
XHR LP (REIT)
6.375%, 8/15/25§	166,000	161,020
4.875%, 6/1/29§	86,000	73,530

		971,318

Real Estate Management & Development (1.3%)
Cushman & Wakefield US Borrower LLC
6.750%, 5/15/28§	149,000	141,870
Greystar Real Estate Partners LLC
5.750%, 12/1/25§	511,000	493,677
Howard Hughes Corp. (The)
4.375%, 2/1/31 (x)§	122,000	91,671

		727,218

Total Real Estate		1,698,536

Utilities (0.6%)
Water Utilities (0.6%)
Solaris Midstream Holdings LLC
7.625%, 4/1/26§	325,000	316,063

Total Utilities		316,063

Total Corporate Bonds		53,647,790

Total Long-Term Debt Securities (95.5%) (Cost $61,076,814)		53,647,790

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (1.8%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	200,000	$200,000
JPMorgan Prime Money Market Fund, IM Shares	812,615	812,695

Total Investment Companies		1,012,695

	Principal Amount	Value (Note 1)
Repurchase Agreement (2.1%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $1,171,375, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $1,194,703. (xx)	$1,171,278	$1,171,278

Total Short-Term Investments (3.9%) (Cost $2,184,052)		2,183,973

Total Investments in Securities (99.4%) (Cost $63,260,866)		55,831,763
Other Assets Less Liabilities (0.6%)		320,738

Net Assets (100%)		$56,152,501

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2022, the market value of these securities amounted to $49,092,029 or 87.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2022. Maturity date disclosed is the ultimate maturity date.
(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $1,400,897. This was collateralized by $70,153 of various U.S. Government Treasury Securities, ranging from 1.125% - 1.500%, maturing 8/15/26 - 8/15/40 and by cash of $1,371,278 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

PIK	— Payment-in Kind Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Communication Services	$—	$6,882,743	$—	$6,882,743
Consumer Discretionary	—	8,764,764	—	8,764,764
Consumer Staples	—	3,025,975	—	3,025,975
Energy	—	5,470,042	—	5,470,042
Financials	—	3,486,878	—	3,486,878
Health Care	—	4,290,312	—	4,290,312
Industrials	—	7,092,119	—	7,092,119
Information Technology	—	6,896,444	—	6,896,444
Materials	—	5,723,914	—	5,723,914
Real Estate	—	1,698,536	—	1,698,536
Utilities	—	316,063	—	316,063
Short-Term Investments
Investment Companies	1,012,695	—	—	1,012,695
Repurchase Agreement	—	1,171,278	—	1,171,278

Total Assets	$1,012,695	$54,819,068	$—	$55,831,763

Total Liabilities	$—	$—	$—	$—

Total	$1,012,695	$54,819,068	$—	$55,831,763

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$26,910,978
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$28,701,162

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$298,966
Aggregate gross unrealized depreciation	(8,027,155)

Net unrealized depreciation	$(7,728,189)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$63,559,952

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $62,089,588)	$54,660,485
Repurchase Agreements (Cost $1,171,278)	1,171,278
Cash	894,999
Dividends, interest and other receivables	940,430
Receivable for Fund shares sold	71,019
Prepaid registration and filing fees	23,815
Receivable for securities sold	20,672
Securities lending income receivable	725
Receivable from investment adviser	108
Other assets	626

Total assets	57,784,157

LIABILITIES
Payable for return of collateral on securities loaned	1,371,278
Payable for Fund shares redeemed	99,447
Dividends and distributions payable	51,998
Payable for securities purchased	20,672
Transfer agent fees payable	11,949
Trustees’ fees payable	584
Distribution fees payable – Class A	389
Distribution fees payable – Class R	173
Accrued expenses	75,166

Total liabilities	1,631,656

NET ASSETS	$56,152,501

Net assets were comprised of:
Paid in capital	$68,399,342
Total distributable earnings (loss)	(12,246,841)

Net assets	$56,152,501

Class A
Net asset value and redemption price per share, $1,844,204 / 232,008 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.95
Maximum sales charge (4.50% of offering price)	0.37

Maximum offering price per share	$8.32

Class I
Net asset value, offering and redemption price per share, $53,820,766 / 6,766,092 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.95

Class R
Net asset value, offering and redemption price per share, $374,661 / 47,155 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.95

Class T**
Net asset value and redemption price per share, $112,870 / 14,192 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.95
Maximum sales charge (2.50% of offering price)	0.20

Maximum offering price per share	$8.15

**	Class T shares currently are not offered for sale.
(x)	Includes value of securities on loan of $1,400,897.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Interest	$3,650,760
Dividends	12,686
Securities lending (net)	3,091

Total income	3,666,537

EXPENSES
Investment advisory fees	393,363
Administrative fees	98,341
Professional fees	97,785
Transfer agent fees	84,000
Registration and filing fees	38,346
Printing and mailing expenses	29,384
Custodian fees	10,500
Distribution fees – Class A	4,980
Trustees’ fees	2,987
Distribution fees – Class R	2,788
Distribution fees – Class T**	304
Miscellaneous	17,758

Gross expenses	780,536
Less: Waiver from investment adviser	(280,965)
Waiver from distributor	(304)

Net expenses	499,267

NET INVESTMENT INCOME (LOSS)	3,167,270

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(1,392,297)
Net change in unrealized appreciation (depreciation) on investments in securities	(8,653,409)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(10,045,706)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,878,436)

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,167,270	$2,553,737
Net realized gain (loss)	(1,392,297)	425,483
Net change in unrealized appreciation (depreciation)	(8,653,409)	719,925

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,878,436)	3,699,145

Distributions to shareholders:
Class A	(93,582)	(89,733)
Class I	(3,116,946)	(2,597,218)
Class R	(24,103)	(28,070)
Class T**	(6,029)	(6,224)

Total distributions to shareholders	(3,240,660)	(2,721,245)

Tax return of capital:
Class A	(3,520)	(665)
Class I	(117,255)	(19,245)
Class R	(907)	(208)
Class T**	(227)	(46)

Total tax return of capital	(121,909)	(20,164)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 31,851 and 27,116 shares, respectively ]	278,951	252,459
Capital shares issued in reinvestment of dividends [ 10,296 and 8,735 shares, respectively ]	87,004	81,160
Capital shares repurchased [ (42,273) and (38,563) shares, respectively ]	(367,373)	(357,887)

Total Class A transactions	(1,418)	(24,268)

Class I
Capital shares sold [ 3,722,474 and 3,042,995 shares, respectively ]	32,049,122	28,373,193
Capital shares issued in reinvestment of dividends [ 269,055 and 139,589 shares, respectively ]	2,268,148	1,298,274
Capital shares repurchased [ (4,415,555) and (669,848) shares, respectively ]	(37,127,471)	(6,242,382)

Total Class I transactions	(2,810,201)	23,429,085

Class R
Capital shares sold [ 11,772 and 11,691 shares, respectively ]	103,048	108,891
Capital shares issued in reinvestment of dividends [ 1,916 and 2,126 shares, respectively ]	16,423	19,746
Capital shares repurchased [ (43,232) and (8,024) shares, respectively ]	(371,473)	(74,269)

Total Class R transactions	(252,002)	54,368

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,063,621)	23,459,185

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,304,626)	24,416,921
NET ASSETS:
Beginning of year	69,457,127	45,040,206

End of year	$56,152,501	$69,457,127

** Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.24	$9.01	$9.06	$8.93	$9.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.40	0.39	0.44	0.47	0.48
Net realized and unrealized gain (loss)	(1.27)	0.26	(0.03)	0.14	(0.40)

Total from investment operations	(0.87)	0.65	0.41	0.61	0.08

Less distributions:
Dividends from net investment income	(0.40)	(0.42)	(0.46)	(0.47)	(0.48)
Return of capital	(0.02)	— #	—	(0.01)	—

Total dividends and distributions	(0.42)	(0.42)	(0.46)	(0.48)	(0.48)

Net asset value, end of year	$7.95	$9.24	$9.01	$9.06	$8.93

Total return	(9.60)%	7.27%	4.72%	6.97%	0.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,844	$2,145	$2,115	$1,623	$2,500
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.00%	1.04%
Before waivers and reimbursements (f)	1.43%	1.44%	1.68%	1.79%	1.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.61%	4.24%	4.97%	5.27%	5.20%
Before waivers and reimbursements (f)	4.18%	3.80%	4.29%	4.48%	4.47%
Portfolio turnover rate^	43%	39%	59%	54%	45%

Class I	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.25	$9.01	$9.06	$8.94	$9.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.42	0.47	0.50	0.50
Net realized and unrealized gain (loss)	(1.28)	0.26	(0.04)	0.12	(0.40)

Total from investment operations	(0.86)	0.68	0.43	0.62	0.10

Less distributions:
Dividends from net investment income	(0.42)	(0.44)	(0.48)	(0.49)	(0.50)
Return of capital	(0.02)	— #	—	(0.01)	—

Total dividends and distributions	(0.44)	(0.44)	(0.48)	(0.50)	(0.50)

Net asset value, end of year	$7.95	$9.25	$9.01	$9.06	$8.94

Total return	(9.47)%	7.65%	4.98%	7.12%	1.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,821	$66,473	$42,159	$35,453	$30,386
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.75%	0.80%
Before waivers and reimbursements (f)	1.18%	1.18%	1.43%	1.53%	1.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.84%	4.47%	5.22%	5.50%	5.47%
Before waivers and reimbursements (f)	4.42%	4.04%	4.54%	4.71%	4.74%
Portfolio turnover rate^	43%	39%	59%	54%	45%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.23	$9.00	$9.05	$8.93	$9.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.37	0.37	0.42	0.45	0.45
Net realized and unrealized gain (loss)	(1.25)	0.25	(0.03)	0.13	(0.39)

Total from investment operations	(0.88)	0.62	0.39	0.58	0.06

Less distributions:
Dividends from net investment income	(0.38)	(0.39)	(0.44)	(0.45)	(0.46)
Return of capital	(0.02)	— #	—	(0.01)	—

Total dividends and distributions	(0.40)	(0.39)	(0.44)	(0.46)	(0.46)

Net asset value, end of year	$7.95	$9.23	$9.00	$9.05	$8.93

Total return	(9.72)%	7.01%	4.46%	6.59%	0.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$375	$708	$638	$307	$287
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%	1.25%	1.25%	1.25%	1.30%
Before waivers and reimbursements (f)	1.67%	1.69%	1.92%	2.03%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.29%	3.98%	4.69%	5.00%	4.96%
Before waivers and reimbursements (f)	3.87%	3.54%	4.01%	4.22%	4.23%
Portfolio turnover rate^	43%	39%	59%	54%	45%

Class T**	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.24	$9.01	$9.06	$8.93	$9.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.42	0.47	0.50	0.50
Net realized and unrealized gain (loss)	(1.27)	0.25	(0.04)	0.13	(0.40)

Total from investment operations	(0.85)	0.67	0.43	0.63	0.10

Less distributions:
Dividends from net investment income	(0.42)	(0.44)	(0.48)	(0.49)	(0.50)
Return of capital	(0.02)	— #	—	(0.01)	—

Total dividends and distributions	(0.44)	(0.44)	(0.48)	(0.50)	(0.50)

Net asset value, end of year	$7.95	$9.24	$9.01	$9.06	$8.93

Total return	(9.37)%	7.53%	4.98%	7.24%	1.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$113	$131	$128	$129	$127
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.75%	0.80%
Before waivers and reimbursements (f)	1.43%	1.44%	1.68%	1.78%	1.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.86%	4.49%	5.23%	5.50%	5.46%
Before waivers and reimbursements (f)	4.18%	3.80%	4.30%	4.47%	4.49%
Portfolio turnover rate ^	43%	39%	59%	54%	45%
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C Shares.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢

Loomis, Sayles & Company, L.P. (Loomis Sayles) (Effective August 19, 2022, Loomis, Sayles & Company, L.P replaced DoubleLine Capital LP and DoubleLine Equity LP, as sub-adviser to the 1290 Loomis Sayles Multi-Asset Income Fund (the “Fund”)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(11.35)%	4.78%	5.81%
	with Sales Charge (a)	(16.23)	3.61	4.92
Fund – Class I Shares*		(11.10)	5.04	6.08
Fund – Class R Shares*		(11.52)	4.53	5.55
20% MSCI World High Dividend Yield Index/ 20% Cboe S&P 500 BuyWrite IndexSM/ 30% Bloomberg U.S. Corporate High Yield Index/ 30% Bloomberg U.S. Aggregate Bond Index		(11.42)	2.05	3.95
Bloomberg U.S. Aggregate Bond Index		(15.68)	(0.54)	0.20
60% S&P 500® Index/ 40% Bloomberg U.S. Aggregate Bond Index

*  Date of inception 3/7/16.

     Performance information for the periods prior to August 19, 2022, is that of the Fund when it followed a different investment objective, different principal investment strategy, and engaged a different Sub-Adviser. If the Fund had historically been managed using its current investment strategy, the performance of the Fund would have been different. Effective August 19, 2022, the hypothetical composite index against which the Fund measured its performance, a blend of the S&P 500® Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%), was replaced with an index comprising a blend of the Bloomberg U.S. Aggregate Bond Index (30%); MSCI World High Dividend Yield Index (20%); Cboe S&P 500 BuyWrite IndexSM (20%); and the Bloomberg U.S. Corporate High Yield Index (30%). The Investment Adviser believes this benchmark is more relevant to the Fund’s investment strategy and better reflects the markets in which the Fund invests.

(a)   For the period beginning November 1, 2021 through August 18, 2022, a 5.50% front-end sales charge was deducted. For the period beginning August 19, 2022 through October 31, 2022, a 4.50% front-end sales charge was deducted.

    Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND (Unaudited)

lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Loomis Sayles Multi-Asset Income Fund and the 20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Aggregate Bond Index and the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index from 3/7/16 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the 20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Aggregate Bond Index and the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of August 19, 2022, the gross expense ratios for Class A, I and R shares were 1.38%, 1.13% and 1.63%, respectively. The net expense ratios for Class A, I and R shares were 1.05%, 0.80% and 1.30%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (11.10)% for the year ended October 31, 2022. The Fund’s benchmarks, the 20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Aggregate Bond Index and the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index returned (11.42)%, (14.61)% and (15.68)%, respectively over the same year.

Overview — Loomis, Sayles & Company, L.P. (Loomis Sayles)

Both equity and fixed income assets suffered in the third quarter of 2022 with Morgan Stanley Capital International (MSCI) World Index returning -6.08% and Bloomberg Global Aggregate Index returned -6.94%. However, the MSCI World bounced back in October, returning 7.18% and the Bloomberg Global Aggregate returned -0.69% over the month. We see elevated recession odds in the U.S. given continued tightening in policy and financial conditions. A number of recession indicators (ex: yield curve and leading economic index data) have started to flash red. However, the timing of the next recession is somewhat uncertain; it is easy to see a case for a more resilient economy given the cushion from healthy consumer and corporate balance sheets. We are looking for more signs of a meaningful earnings contraction. China’s recovery continues to disappoint and has been hindered by stringent zero-COVID policies. We have yet to see clear evidence of a policy pullback. The labor market remains hot - job openings have moved off the highs seen earlier this year, but remain extremely elevated by historical standards. We believe that we may need to see more pain in labor markets before we see inflation move meaningfully lower. September Purchasing Managers Index (PMI) data continued to show deterioration in the global growth outlook. Global PMI fell below 50 for the first time since 2020 (-0.4 to 49.4), led downwards by weakness in Europe.

Fund Highlights

On April 20-21, 2022, the Board of Trustees (the “Board”) of the 1290 Funds approved certain changes to the 1290 DoubleLine Dynamic Allocation Fund, including changes to the fund’s investment objective, principal investment strategy, related principal risks, and name from the 1290 DoubleLine Dynamic Allocation Fund to the 1290 Loomis Sayles Multi-Asset Income Fund and the appointment of a new subadvisor, Loomis Sayles and the termination of the then-existing subadvisor to the Fund (together with other related Board-approved changes, the “Fund Restructuring”). The Fund Restructuring became effective on August 19, 2022 and effective on that date, the hypothetical composite index against which the Fund measures its performance, a blend of the S&P 500® Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%), was replaced with an index comprising a blend of the Bloomberg U.S. Aggregate Bond Index (30%); MSCI World High Dividend Yield Index (20%); Cboe S&P 500 BuyWrite IndexSM (20%); and the Bloomberg U.S. Corporate High Yield Index (30%). As such, performance information for periods prior to August 19, 2022 is that of the Fund when it had a different hypothetical composite index, followed a different investment objective, different principal investment strategy, and had a different subadvisor. If the Fund had historically been managed using its current investment objective and principal investment strategy, the performance of the Fund would have been different.

What helped performance during the period?

•

Loomis Sayles positioned the Fund defensively starting on August 19, 2022, when they became the subadviser to the Fund. As market risk increased, they monitored interest rate and equity volatility. Asset allocation helped performance by being biased toward better quality, underweight equities and overweight fixed income. The subadviser started to shift away from their defensive positioning, increasing exposure to emerging markets toward the end of October, as the market signaled a shift toward a risk-on position.

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND (Unaudited)

•

As the Federal Reserve is committed to breaking inflation, the Fund has remained below benchmark duration. In October the subadvisor brought duration closer to the benchmark, as Central Bankers consider downside risks to growth along with their inflation mandates.

What hurt performance during the period?

•	Transition costs — As the Fund changed subadvisors on August 19, 2022, there has been a drag on performance relative to the benchmark due to transaction costs.

Fund Characteristics As of October 31, 2022
Weighted Average Life (Years)	6.72
Weighted Average Coupon (%)	5.50
Weighted Average Effective Duration (Years)*	4.62
Weighted Average Rating**	BA1

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2022	% of Net Assets
Financials	18.2%
Energy	9.4
Industrials	8.8
Health Care	8.3
Consumer Discretionary	7.8
Consumer Staples	6.0
Materials	5.9
Information Technology	5.8
Communication Services	5.6
Utilities	4.7
U.S. Treasury Obligations	4.4
Exchange Traded Fund	4.0
Repurchase Agreement	2.1
Foreign Government Securities	1.9
Asset-Backed Securities	1.7
Real Estate	1.0
Investment Company	0.6
Collateralized Mortgage Obligations	0.0 #
Cash and Other	3.8

100.0%

# Less than 0.05%. Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$974.10	$5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.57	5.69
Class I
Actual	1,000.00	975.30	4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.81	4.45
Class R
Actual	1,000.00	973.00	6.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.31	6.96

* Expenses are equal to the Fund’s A, I and R shares annualized expense ratio of 1.12%, 0.87% and 1.37%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (1.7%)
Anchorage Capital CLO 17 Ltd.,
Series 2021-17A A1 5.249%, 7/15/34 (l)§	$250,000	$238,409
Magnetite XXVII Ltd.,
Series 2020-27A AR 5.383%, 10/20/34 (l)§	335,000	319,722
Sound Point CLO XXVII Ltd.,
Series 2020-2A AR 5.538%, 10/25/34 (l)§	340,000	323,026

Total Asset-Backed Securities		881,157

Collateralized Mortgage Obligations (0.0%)†
CHL Mortgage Pass-Through Trust,
Series 2006-20 1A33 6.000%, 2/25/37	2	1
Series 2006-OA5 2A1 3.986%, 4/25/46 (l)	1	1
RALI Trust,
Series 2006-QS4 A10 6.000%, 4/25/36	2	1

Total Collateralized Mortgage Obligations		3

Corporate Bonds (50.5%)
Communication Services (3.3%)
Diversified Telecommunication Services (1.0%)
Altice France Holding SA
6.000%, 2/15/28 (x)§	200,000	130,238
Frontier Communications Holdings LLC
5.875%, 11/1/29	30,000	23,512
6.000%, 1/15/30 (x)§	110,000	85,556
Level 3 Financing, Inc.
4.625%, 9/15/27§	125,000	108,288
4.250%, 7/1/28§	100,000	82,500
Switch Ltd.
4.125%, 6/15/29§	85,000	85,042

		515,136

Interactive Media & Services (0.3%)
TripAdvisor, Inc.
7.000%, 7/15/25§	150,000	149,438

Media (0.5%)
CMG Media Corp.
8.875%, 12/15/27§	35,000	29,662
Directv Financing LLC
5.875%, 8/15/27§	200,000	180,125
Urban One, Inc.
7.375%, 2/1/28§	90,000	78,525

		288,312

Wireless Telecommunication Services (1.5%)
Kenbourne Invest SA
6.875%, 11/26/24§	200,000	178,000
Millicom International Cellular SA
4.500%, 4/27/31 (m)	245,000	183,413
Sprint Corp.
7.625%, 2/15/25	90,000	92,574
T-Mobile USA, Inc.
3.500%, 4/15/31	250,000	210,555
United States Cellular Corp.
6.700%, 12/15/33	$95,000	$90,250

		754,792

Total Communication Services		1,707,678

Consumer Discretionary (5.9%)
Auto Components (0.7%)
Clarios Global LP
8.500%, 5/15/27§	75,000	73,807
Icahn Enterprises LP
4.750%, 9/15/24	155,000	150,835
ZF North America Capital, Inc.
4.750%, 4/29/25§	165,000	154,325

		378,967

Automobiles (1.3%)
Jaguar Land Rover Automotive plc
4.500%, 10/1/27§	200,000	144,500
PM General Purchaser LLC
9.500%, 10/1/28§	90,000	77,090
Stellantis Finance US, Inc.
5.625%, 1/12/28§	250,000	235,995
Thor Industries, Inc.
4.000%, 10/15/29§	100,000	80,878
Winnebago Industries, Inc.
6.250%, 7/15/28§	160,000	149,000

		687,463

Diversified Consumer Services (0.3%)
Grand Canyon University
4.125%, 10/1/24 (x)	165,000	154,275

Hotels, Restaurants & Leisure (0.9%)
Arrow Bidco LLC
9.500%, 3/15/24§	75,000	75,164
Expedia Group, Inc.
2.950%, 3/15/31	265,000	201,065
Genting New York LLC
3.300%, 2/15/26§	200,000	175,497

		451,726

Household Durables (0.3%)
Tempur Sealy International, Inc.
3.875%, 10/15/31§	175,000	131,250

Internet & Direct Marketing Retail (0.1%)
Photo Holdings Merger Sub, Inc.
8.500%, 10/1/26§	95,000	62,871

Multiline Retail (0.3%)
Nordstrom, Inc.
6.950%, 3/15/28	170,000	157,250

Specialty Retail (2.0%)
Academy Ltd.
6.000%, 11/15/27§	160,000	147,800
Asbury Automotive Group, Inc.
4.625%, 11/15/29§	110,000	90,475
Foot Locker, Inc.
4.000%, 10/1/29§	165,000	125,813
Group 1 Automotive, Inc.
4.000%, 8/15/28§	180,000	148,050
LSF9 Atlantis Holdings LLC
7.750%, 2/15/26§	15,000	13,500

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
Michaels Cos., Inc. (The)
7.875%, 5/1/29§	$75,000	$41,578
Murphy Oil USA, Inc.
3.750%, 2/15/31§	185,000	154,012
Park River Holdings, Inc.
5.625%, 2/1/29§	35,000	22,225
6.750%, 8/1/29§	30,000	19,650
Sonic Automotive, Inc.
4.625%, 11/15/29§	35,000	27,431
4.875%, 11/15/31§	110,000	82,775
Specialty Building Products Holdings LLC
6.375%, 9/30/26§	100,000	80,250
White Cap Buyer LLC
6.875%, 10/15/28§	50,000	42,375

		995,934

Total Consumer Discretionary		3,019,736

Consumer Staples (1.3%)
Beverages (0.1%)
Triton Water Holdings, Inc.
6.250%, 4/1/29§	60,000	45,000

Food Products (0.6%)
JBS USA LUX SA
5.125%, 2/1/28§	260,000	241,580
TreeHouse Foods, Inc.
4.000%, 9/1/28 (x)	50,000	42,188

		283,768

Household Products (0.3%)
Central Garden & Pet Co.
4.125%, 10/15/30	180,000	148,500

Personal Products (0.3%)
Edgewell Personal Care Co.
5.500%, 6/1/28§	170,000	159,717

Total Consumer Staples		636,985

Energy (8.9%)
Energy Equipment & Services (0.6%)
CSI Compressco LP
7.500%, 4/1/25§	90,000	80,853
Patterson-UTI Energy, Inc.
5.150%, 11/15/29	150,000	131,567
USA Compression Partners LP
6.875%, 9/1/27	90,000	85,950

		298,370

Oil, Gas & Consumable Fuels (8.3%)
Aethon United BR LP
8.250%, 2/15/26§	85,000	86,085
Alliance Resource Operating Partners LP
7.500%, 5/1/25§	225,000	221,063
Baytex Energy Corp.
8.750%, 4/1/27§	145,000	148,059
Calumet Specialty Products Partners LP
8.125%, 1/15/27§	50,000	47,500
Colgate Energy Partners III LLC
7.750%, 2/15/26§	85,000	84,150
Crescent Energy Finance LLC
7.250%, 5/1/26§	85,000	78,829
CVR Energy, Inc.
5.250%, 2/15/25§	160,000	153,760
5.750%, 2/15/28§	90,000	81,787
Delek Logistics Partners LP
7.125%, 6/1/28§	85,000	76,729
Diamondback Energy, Inc.
6.250%, 3/15/33	245,000	245,938
Encino Acquisition Partners Holdings LLC
8.500%, 5/1/28§	85,000	79,581
EnLink Midstream LLC
5.625%, 1/15/28§	165,000	158,144
EnLink Midstream Partners LP
5.050%, 4/1/45	130,000	94,088
EQM Midstream Partners LP
7.500%, 6/1/30§	145,000	141,012
6.500%, 7/15/48	25,000	19,188
FTAI Infra Escrow Holdings LLC
10.500%, 6/1/27§	75,000	73,537
Hess Midstream Operations LP
4.250%, 2/15/30§	300,000	256,545
5.500%, 10/15/30§	185,000	166,489
Howard Midstream Energy Partners LLC
6.750%, 1/15/27§	85,000	77,137
ITT Holdings LLC
6.500%, 8/1/29§	100,000	80,000
Moss Creek Resources Holdings, Inc.
10.500%, 5/15/27§	85,000	81,494
Neptune Energy Bondco plc
6.625%, 5/15/25§	200,000	193,990
New Fortress Energy, Inc.
6.500%, 9/30/26§	165,000	159,638
NuStar Logistics LP
6.375%, 10/1/30	140,000	129,751
Parkland Corp.
4.500%, 10/1/29§	50,000	42,099
PBF Holding Co. LLC
7.250%, 6/15/25	105,000	103,885
6.000%, 2/15/28	70,000	63,350
ROCC Holdings LLC
9.250%, 8/15/26§	80,000	78,922
Rockies Express Pipeline LLC
3.600%, 5/15/25§	60,000	54,900
4.800%, 5/15/30§	110,000	91,889
6.875%, 4/15/40§	25,000	20,375
Southeast Supply Header LLC
4.250%, 6/15/24§	100,000	88,000
Southwestern Energy Co.
5.700%, 1/23/25 (e)	345,000	340,470
Strathcona Resources Ltd.
6.875%, 8/1/26§	90,000	76,050
Sunnova Energy Corp.
5.875%, 9/1/26§	80,000	70,400
Tallgrass Energy Partners LP
6.000%, 3/1/27 (x)§	185,000	173,437
Talos Production, Inc.
12.000%, 1/15/26	75,000	79,106

		4,217,377

Total Energy		4,515,747

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
Financials (11.9%)
Banks (5.1%)
Banco Bilbao Vizcaya Argentaria SA
(USD Swap Semi 5 Year + 3.87%), 6.125%, 11/16/27 (k)(y)	$400,000	$307,000
Banco Santander SA
(USD ICE Swap Rate 5 Year + 4.99%), 7.500%, 2/8/24 (k)(m)(y)	200,000	189,500
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 4.175%, 3/24/28 (k)	200,000	175,812
Bank of Ireland Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.253%, 9/16/26 (k)§	200,000	192,938
BNP Paribas SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.625%, 1/12/27 (k)(y)§	320,000	245,242
Credit Agricole SA
(USD Swap Semi 5 Year + 4.32%), 6.875%, 9/23/24 (k)(y)§	200,000	186,750
DNB Bank ASA
(United States SOFR Compounded Index + 1.95%), 5.896%, 10/9/26 (k)§	250,000	246,130
HSBC Holdings plc
(USD ICE Swap Rate 5 Year + 3.75%), 6.000%, 5/22/27 (k)(y)	280,000	225,120
(USD ICE Swap Rate 5 Year + 3.61%), 6.500%, 3/23/28 (k)(y)	230,000	186,587
(SOFR + 4.25%), 8.113%, 11/3/33 (k)	250,000	249,759
JPMorgan Chase & Co.
(SOFR + 2.58%), 5.717%, 9/14/33 (k)	185,000	172,396
UniCredit SpA
(USD ICE Swap Rate 5 Year + 4.91%), 7.296%, 4/2/34 (k)§	240,000	204,277

		2,581,511

Capital Markets (2.0%)
Bank of New York Mellon Corp. (The)
(United States SOFR Compounded Index + 1.80%), 5.802%, 10/25/28 (k)	75,000	75,421
BGC Partners, Inc.
4.375%, 12/15/25	345,000	319,878
Blackstone Holdings Finance Co. LLC
5.900%, 11/3/27§	195,000	194,600
Credit Suisse AG
4.750%, 8/9/24	250,000	237,214
OWL Rock Core Income Corp.
5.500%, 3/21/25	230,000	216,754

		1,043,867

Consumer Finance (1.3%)
AerCap Ireland Capital DAC
3.300%, 1/30/32	270,000	201,399
General Motors Financial Co., Inc.
2.900%, 2/26/25	230,000	214,394
6.050%, 10/10/25	250,000	247,903

		663,696

Diversified Financial Services (0.6%)
Armor Holdco, Inc.
8.500%, 11/15/29§	50,000	37,190
Burford Capital Global Finance LLC
6.875%, 4/15/30§	200,000	174,748
MPH Acquisition Holdings LLC
5.750%, 11/1/28§	115,000	87,256

		299,194

Insurance (1.3%)
Liberty Mutual Group, Inc.
4.300%, 2/1/61§	330,000	189,750
Marsh & McLennan Cos., Inc.
5.750%, 11/1/32	250,000	250,363
Ohio National Financial Services, Inc.
6.050%, 1/24/30 (e)§	200,000	182,424
USI, Inc.
6.875%, 5/1/25§	35,000	33,775

		656,312

Mortgage Real Estate Investment Trusts (REITs) (0.9%)
Blackstone Mortgage Trust, Inc. (REIT)
3.750%, 1/15/27§	175,000	147,000
Starwood Property Trust, Inc. (REIT)
3.625%, 7/15/26§	370,000	320,975

		467,975

Thrifts & Mortgage Finance (0.7%)
Enact Holdings, Inc.
6.500%, 8/15/25§	160,000	157,616
Home Point Capital, Inc.
5.000%, 2/1/26§	100,000	59,125
NMI Holdings, Inc.
7.375%, 6/1/25§	155,000	155,000

		371,741

Total Financials		6,084,296

Health Care (1.8%)
Health Care Providers & Services (1.5%)
AdaptHealth LLC
6.125%, 8/1/28§	95,000	87,637
4.625%, 8/1/29§	25,000	21,297
Akumin Escrow, Inc.
7.500%, 8/1/28§	75,000	53,719
Akumin, Inc.
7.000%, 11/1/25§	35,000	28,263
Global Medical Response, Inc.
6.500%, 10/1/25§	85,000	65,875
LifePoint Health, Inc.
5.375%, 1/15/29§	90,000	57,290
Prime Healthcare Services, Inc.
7.250%, 11/1/25§	90,000	78,440
Toledo Hospital (The)
6.015%, 11/15/48	100,000	66,564

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
UnitedHealth Group, Inc.
5.875%, 2/15/53	$250,000	$254,724
US Acute Care Solutions LLC
6.375%, 3/1/26§	35,000	31,733

		745,542

Pharmaceuticals (0.3%)
Perrigo Finance Unlimited Co.
4.400%, 6/15/30 (e)	200,000	167,060

Total Health Care		912,602

Industrials (6.0%)
Aerospace & Defense (1.7%)
Boeing Co. (The)
5.705%, 5/1/40	230,000	198,984
Bombardier, Inc.
7.500%, 12/1/24§	35,000	34,965
7.450%, 5/1/34§	100,000	93,605
Embraer Netherlands Finance BV
5.050%, 6/15/25	225,000	211,753
Howmet Aerospace, Inc.
6.750%, 1/15/28	145,000	143,913
Rolls-Royce plc
5.750%, 10/15/27§	200,000	180,542

		863,762

Air Freight & Logistics (0.1%)
Western Global Airlines LLC
10.375%, 8/15/25§	85,000	71,400

Airlines (0.8%)
American Airlines Group, Inc.
3.750%, 3/1/25§	180,000	157,950
Mileage Plus Holdings LLC
6.500%, 6/20/27§	251,750	248,422

		406,372

Building Products (0.7%)
Camelot Return Merger Sub, Inc.
8.750%, 8/1/28§	30,000	24,975
Cornerstone Building Brands, Inc.
6.125%, 1/15/29§	35,000	22,050
Eco Material Technologies, Inc.
7.875%, 1/31/27§	85,000	79,262
MIWD Holdco II LLC
5.500%, 2/1/30§	105,000	77,503
Oscar AcquisitionCo LLC
9.500%, 4/15/30§	45,000	38,138
Standard Industries, Inc.
3.375%, 1/15/31§	120,000	89,784

		331,712

Commercial Services & Supplies (0.5%)
CoreCivic, Inc.
8.250%, 4/15/26 (x)	155,000	157,565
KAR Auction Services, Inc.
5.125%, 6/1/25§	65,000	62,238
Madison IAQ LLC
5.875%, 6/30/29§	65,000	44,687

		264,490

Construction & Engineering (1.2%)
Artera Services LLC
9.033%, 12/4/25§	95,000	78,850
Brundage-Bone Concrete Pumping Holdings, Inc.
6.000%, 2/1/26§	85,000	77,244
Fluor Corp.
4.250%, 9/15/28 (x)	170,000	148,427
Global Infrastructure Solutions, Inc.
5.625%, 6/1/29§	70,000	51,625
7.500%, 4/15/32§	25,000	18,500
IHS Netherlands Holdco BV
8.000%, 9/18/27§	235,000	180,656
Pike Corp.
5.500%, 9/1/28§	50,000	42,694

		597,996

Machinery (0.1%)
Granite US Holdings Corp.
11.000%, 10/1/27§	40,000	37,400
Park-Ohio Industries, Inc.
6.625%, 4/15/27	45,000	31,500

		68,900

Marine (0.1%)
Seaspan Corp.
5.500%, 8/1/29§	70,000	54,010

Professional Services (0.3%)
Equifax, Inc.
5.100%, 12/15/27	160,000	154,228

Road & Rail (0.2%)
Carriage Purchaser, Inc.
7.875%, 10/15/29§	50,000	38,867
Hertz Corp. (The)
5.000%, 12/1/29§	60,000	47,778
Watco Cos. LLC
6.500%, 6/15/27§	15,000	14,412

		101,057

Trading Companies & Distributors (0.3%)
Alta Equipment Group, Inc.
5.625%, 4/15/26§	85,000	72,038
BlueLinx Holdings, Inc.
6.000%, 11/15/29§	85,000	69,700

		141,738

Total Industrials		3,055,665

Information Technology (3.4%)
Communications Equipment (0.7%)
CommScope Technologies LLC
6.000%, 6/15/25§	160,000	150,248
5.000%, 3/15/27§	30,000	24,337
CommScope, Inc.
7.125%, 7/1/28§	120,000	101,428
Viasat, Inc.
6.500%, 7/15/28§	95,000	79,384

		355,397

IT Services (0.4%)
Global Payments, Inc.
5.400%, 8/15/32	225,000	206,913

Semiconductors & Semiconductor Equipment (0.8%)
Broadcom, Inc.
4.150%, 4/15/32§	240,000	200,371

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount	Value (Note 1)
Micron Technology, Inc.
6.750%, 11/1/29 (x)	$190,000	$189,818

		390,189

Software (0.3%)
GoTo Group, Inc.
5.500%, 9/1/27§	100,000	58,000
Veritas US, Inc.
7.500%, 9/1/25§	105,000	88,200

		146,200

Technology Hardware, Storage & Peripherals (1.2%)
Dell International LLC
8.100%, 7/15/36	280,000	296,105
3.450%, 12/15/51§	50,000	28,249
Xerox Corp.
6.750%, 12/15/39	75,000	54,281
Xerox Holdings Corp.
5.000%, 8/15/25§	160,000	144,400
5.500%, 8/15/28§	135,000	106,988

		630,023

Total Information Technology		1,728,722

Materials (4.0%)
Chemicals (1.4%)
Braskem Netherlands Finance BV
4.500%, 1/31/30§	255,000	205,275
Chemours Co. (The)
4.625%, 11/15/29§	110,000	85,800
FXI Holdings, Inc.
7.875%, 11/1/24 (x)§	45,000	38,545
12.250%, 11/15/26§	60,000	51,750
Illuminate Buyer LLC
9.000%, 7/1/28§	50,000	42,062
LSF11 A5 HoldCo LLC
6.625%, 10/15/29§	45,000	34,650
Methanex Corp.
5.250%, 12/15/29	130,000	111,638
Olin Corp.
5.125%, 9/15/27	170,000	159,162

		728,882

Construction Materials (0.4%)
Cemex SAB de CV
3.875%, 7/11/31§	260,000	198,900

Containers & Packaging (0.5%)
Cascades, Inc.
5.375%, 1/15/28§	170,000	145,393
OI European Group BV
4.750%, 2/15/30§	95,000	79,563
Owens-Brockway Glass Container, Inc.
5.375%, 1/15/25§	20,000	18,739

		243,695

Metals & Mining (1.3%)
Baffinland Iron Mines Corp.
8.750%, 7/15/26§	90,000	79,618
Carpenter Technology Corp.
7.625%, 3/15/30	155,000	151,472
Commercial Metals Co.
3.875%, 2/15/31	165,000	133,650
FMG Resources August 2006 Pty. Ltd.
6.125%, 4/15/32§	75,000	65,632
New Gold, Inc.
7.500%, 7/15/27§	95,000	81,908
Taseko Mines Ltd.
7.000%, 2/15/26§	95,000	78,861
TMS International Corp.
6.250%, 4/15/29§	55,000	38,844
United States Steel Corp.
6.650%, 6/1/37	75,000	62,813

		692,798

Paper & Forest Products (0.4%)
Domtar Corp.
6.750%, 10/1/28§	140,000	118,944
Sylvamo Corp.
7.000%, 9/1/29§	80,000	73,302

		192,246

Total Materials		2,056,521

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
American Tower Corp. (REIT)
2.700%, 4/15/31	250,000	193,616
CTR Partnership LP (REIT)
3.875%, 6/30/28§	175,000	147,000
Service Properties Trust (REIT)
4.500%, 3/15/25	140,000	123,900

Total Real Estate		464,516

Utilities (3.1%)
Electric Utilities (2.0%)
DPL, Inc.
4.125%, 7/1/25	165,000	155,513
Drax Finco plc
6.625%, 11/1/25§	200,000	186,000
NextEra Energy Operating Partners LP
4.500%, 9/15/27§	175,000	163,021
NRG Energy, Inc.
3.375%, 2/15/29§	175,000	147,201
3.875%, 2/15/32§	55,000	43,274
PG&E Corp.
5.250%, 7/1/30	170,000	150,450
Vistra Operations Co. LLC
4.375%, 5/1/29§	210,000	179,332

		1,024,791

Gas Utilities (0.3%)
AmeriGas Partners LP
5.625%, 5/20/24	150,000	146,866

Independent Power and Renewable Electricity Producers (0.8%)
Atlantica Sustainable Infrastructure plc
4.125%, 6/15/28§	200,000	168,500
Calpine Corp.
3.750%, 3/1/31§	155,000	127,241
TransAlta Corp.
6.500%, 3/15/40	105,000	91,375

		387,116

Total Utilities		1,558,773

Total Corporate Bonds		25,741,241

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Principal Amount		Value (Note 1)
Foreign Government Securities (1.9%)
Mex Bonos Desarr Fix Rt
7.500%, 6/3/27	MXN	10,550,000	$487,551
Republic of South Africa
8.000%, 1/31/30	ZAR	5,060,000	236,568
5.875%, 4/20/32		$285,000	243,319

Total Foreign Government Securities			967,438

U.S. Treasury Obligations (4.4%)
U.S. Treasury Bonds
3.000%, 8/15/52		915,000	727,478
U.S. Treasury Notes
2.750%, 8/15/32		1,705,000	1,522,555

Total U.S. Treasury Obligations			2,250,033

Total Long-Term Debt Securities (58.5%) (Cost $31,197,183)			29,839,872

	Number of Shares		Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.5%)
Banks (0.5%)
Wells Fargo & Co.,
Series L
7.500%		209	243,596

Total Convertible Preferred Stock (0.5%) (Cost $266,266)			243,596

COMMON STOCKS:
Communication Services (2.3%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.		32,404	590,725
Spark New Zealand Ltd.		18,008	53,606
Verizon Communications, Inc.		5,942	222,052

			866,383

Entertainment (0.3%)
Nintendo Co. Ltd.		3,000	122,465

Media (0.1%)
Omnicom Group, Inc.		810	58,928

Wireless Telecommunication Services (0.2%)
KDDI Corp.		3,900	115,273

Total Communication Services			1,163,049

Consumer Discretionary (1.9%)
Automobiles (0.7%)
Honda Motor Co. Ltd.		4,700	106,615
Toyota Motor Corp.		18,000	249,309

			355,924

Distributors (0.2%)
Genuine Parts Co.		520	92,487

Hotels, Restaurants & Leisure (0.9%)
Darden Restaurants, Inc.		408	58,401
McDonald’s Corp.		1,016	277,023
Starbucks Corp.		1,650	142,873

			478,297

Textiles, Apparel & Luxury Goods (0.1%)
VF Corp.		1,209	34,155

Total Consumer Discretionary			960,863

Consumer Staples (4.7%)
Beverages (1.3%)
Coca-Cola Co. (The)		5,302	317,325
PepsiCo, Inc.		1,811	328,841

			646,166

Food & Staples Retailing (0.2%)
Koninklijke Ahold Delhaize NV		2,619	73,117
Tesco plc		19,632	48,428

			121,545

Food Products (1.5%)
Danone SA		1,552	77,210
General Mills, Inc.		1,122	91,533
Mondelez International, Inc., Class A		2,079	127,817
Nestle SA (Registered)		3,768	410,309
Orkla ASA		6,085	41,065

			747,934

Household Products (1.4%)
Colgate-Palmolive Co.		1,290	95,254
Henkel AG & Co. KGaA (Preference) (q)		818	51,559
Kimberly-Clark Corp.		601	74,800
Procter & Gamble Co. (The)		3,033	408,454
Reckitt Benckiser Group plc		1,126	74,637

			704,704

Personal Products (0.3%)
Unilever plc		3,640	165,910

Total Consumer Staples			2,386,259

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Kinder Morgan, Inc.		3,692	66,899
Marathon Petroleum Corp.		944	107,257
Woodside Energy Group Ltd.		2,606	59,976

Total Energy			234,132

Financials (5.8%)
Banks (3.0%)
Banco Santander SA (x)		96,733	250,654
Bank of America Corp.		7,828	282,121
Barclays plc		88,276	149,585
Citizens Financial Group, Inc.		1,274	52,107
DBS Group Holdings Ltd.		4,500	108,717
JPMorgan Chase & Co.		2,262	284,741
M&T Bank Corp.		311	52,363
PNC Financial Services Group, Inc. (The)		610	98,716
Truist Financial Corp.		2,061	92,312
United Overseas Bank Ltd.		4,300	84,323
US Bancorp		2,056	87,277

			1,542,916

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
Capital Markets (1.2%)
Bank of New York Mellon Corp. (The)	1,418	$59,712
BlackRock, Inc.	205	132,412
Blackstone, Inc., Class A	954	86,948
CME Group, Inc.	486	84,224
Japan Exchange Group, Inc.	3,600	47,295
Partners Group Holding AG	61	54,789
State Street Corp.	703	52,022
T. Rowe Price Group, Inc.	553	58,706

		576,108

Insurance (1.6%)
Aflac, Inc.	1,005	65,436
Allianz SE (Registered)	742	133,604
Allstate Corp. (The)	454	57,317
Assicurazioni Generali SpA	4,389	65,886
AXA SA	3,781	93,414
Hartford Financial Services Group, Inc. (The)	751	54,380
MetLife, Inc.	1,100	80,531
Tokio Marine Holdings, Inc.	4,500	81,438
Travelers Cos., Inc. (The)	398	73,415
Zurich Insurance Group AG	273	116,496

		821,917

Total Financials		2,940,941

Health Care (6.5%)
Biotechnology (1.1%)
AbbVie, Inc.	2,327	340,673
Amgen, Inc.	725	196,003

		536,676

Health Care Equipment & Supplies (0.3%)
Medtronic plc	1,860	162,453
Neogen Corp.*	1,051	13,873

		176,326

Health Care Providers & Services (0.3%)
CVS Health Corp.	1,799	170,365

Pharmaceuticals (4.8%)
Astellas Pharma, Inc.	4,800	66,063
Bristol-Myers Squibb Co.	3,100	240,157
GSK plc	7,048	115,485
Johnson & Johnson	3,394	590,454
Merck & Co., Inc.	3,290	332,948
Novartis AG (Registered)	3,224	260,470
Pfizer, Inc.	7,594	353,501
Roche Holding AG	1,009	335,090
Sanofi	1,858	160,353

		2,454,521

Total Health Care		3,337,888

Industrials (2.8%)
Aerospace & Defense (0.3%)
BAE Systems plc	5,425	50,667
General Dynamics Corp.	340	84,932

		135,599

Air Freight & Logistics (0.3%)
United Parcel Service, Inc., Class B	1,078	180,856

Building Products (0.2%)
AGC, Inc.	1,400	43,922
Johnson Controls International plc	1,197	69,234

		113,156

Electrical Equipment (0.5%)
ABB Ltd. (Registered)	3,252	90,414
Accelleron Industries AG*	162	2,747
Eaton Corp. plc	587	88,091
Emerson Electric Co.	879	76,121

		257,373

Industrial Conglomerates (0.4%)
3M Co.	700	88,053
Siemens AG (Registered)	1,185	129,568

		217,621

Machinery (0.5%)
Atlas Copco AB, Class A	8,279	88,510
Cummins, Inc.	261	63,817
PACCAR, Inc.	635	61,487
Volvo AB, Class A	3,214	54,900

		268,714

Marine (0.1%)
AP Moller – Maersk A/S, Class B	24	50,202

Professional Services (0.2%)
RELX plc	3,280	88,057

Trading Companies & Distributors (0.3%)
Mitsui & Co. Ltd.	4,000	88,584
Toyota Tsusho Corp.	1,500	50,439

		139,023

Total Industrials		1,450,601

Information Technology (2.4%)
Communications Equipment (0.5%)
Cisco Systems, Inc.	5,352	243,141

Electronic Equipment, Instruments & Components (0.1%)
Corning, Inc.	1,580	50,829

IT Services (0.4%)
International Business Machines Corp.	1,132	156,544
Paychex, Inc.	537	63,533

		220,077

Semiconductors & Semiconductor Equipment (1.2%)
Broadcom, Inc.	548	257,626
Intel Corp.	5,699	162,022
Texas Instruments, Inc.	1,330	213,638

		633,286

Technology Hardware, Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.	3,362	47,976
HP, Inc. (x)	1,717	47,423

		95,399

Total Information Technology		1,242,732

Materials (1.9%)
Chemicals (0.9%)
Air Products and Chemicals, Inc.	333	83,383

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
BASF SE	2,096	$94,113
Dow, Inc.	3,276	153,120
International Flavors & Fragrances, Inc.	458	44,706
Mitsui Chemicals, Inc.	3,600	66,700

		442,022

Containers & Packaging (0.2%)
Amcor plc	4,647	53,812
International Paper Co.	1,318	44,298

		98,110

Metals & Mining (0.8%)
Anglo American plc	1,849	55,312
BHP Group Ltd.	7,559	180,640
Fortescue Metals Group Ltd.	3,638	34,208
Rio Tinto Ltd.	1,108	62,510
Rio Tinto plc	1,468	76,380

		409,050

Total Materials		949,182

Real Estate (0.1%)
Real Estate Management & Development (0.1%)
Hang Lung Properties Ltd.	37,000	46,523

Total Real Estate		46,523

Utilities (1.6%)
Electric Utilities (0.9%)
American Electric Power Co., Inc.	888	78,073
Duke Energy Corp.	1,048	97,653
Eversource Energy	638	48,667
Fortis, Inc.	2,244	87,546
Iberdrola SA	9,323	94,668
Xcel Energy, Inc.	1,014	66,021

		472,628

Independent Power and Renewable Electricity Producers (0.1%)
RWE AG	1,346	51,864

Multi-Utilities (0.6%)
Consolidated Edison, Inc.	745	65,530
DTE Energy Co.	481	53,925
National Grid plc	6,745	73,360
Public Service Enterprise Group, Inc.	944	52,930
Sempra Energy	493	74,414

		320,159

Total Utilities		844,651

Total Common Stocks (30.5%) (Cost $16,317,331)		15,556,821

EXCHANGE TRADED FUND (ETF):
Alternatives (4.0%)
Global X S&P 500 Covered Call ETF (x) (Cost $2,033,907)	51,099	2,042,938

SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	300,000	300,000

	Principal Amount	Value (Note 1)
Repurchase Agreement (2.1%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $1,059,726, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $1,080,830. (xx)	$1,059,637	$1,059,637

Total Short-Term Investments (2.7%) (Cost $1,359,637)		1,359,637

Total Investments in Securities (96.2%) (Cost $51,174,324)		49,042,864
Other Assets Less Liabilities (3.8%)		1,948,366

Net Assets (100%)		$50,991,230

*	Non-income producing.
†	Percent shown is less than 0.05%.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2022, the market value of these securities amounted to $16,842,898 or 33.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2022. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2022.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2022.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2022, the market value or fair value, as applicable, of these securities amounted to $372,913 or 0.7% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $1,312,905. This was collateralized by cash of $1,359,637 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2022.

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Glossary:

CLO	— Collateralized Loan Obligation
ICE	— Intercontinental Exchange
MXN	— Mexican Peso
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
ZAR	— South African Rand

Country Diversification As a Percentage of Total Net Assets
Australia	0.9%
Brazil	0.8
Canada	2.1
Cayman Islands	1.7
Chile	0.3
Colombia	0.4
Denmark	0.1
France	1.5
Germany	1.2
Hong Kong	0.2
Ireland	0.8
Italy	0.5
Japan	2.0
Luxembourg	0.3
Mexico	1.3
Netherlands	0.1
New Zealand	0.1
Nigeria	0.4
Norway	0.6
Singapore	0.4
South Africa	1.1
Spain	2.3
Sweden	0.3
Switzerland	1.5
United Kingdom	4.0
United States	71.3
Cash and Other	3.8

100.0%

Investments in companies which were affiliates for the year ended October 31, 2022, were as follows:

Security Description	Shares at October 31, 2022	Market Value October 31, 2021 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2022 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	—	2,340,120	—	(2,264,125)	(67,963)	(8,032)	—	61,923	—
DoubleLine Global Bond Fund, Class I	—	2,076,431	200,000	(2,031,422)	(296,561)	51,552	—	—	19,002

Total		4,416,551	200,000	(4,295,547)	(364,524)	43,520	—	61,923	19,002

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$881,157	$—	$881,157
Collateralized Mortgage Obligations	—	3	—	3
Common Stocks
Communication Services	871,705	291,344	—	1,163,049
Consumer Discretionary	604,939	355,924	—	960,863
Consumer Staples	1,444,024	942,235	—	2,386,259
Energy	174,156	59,976	—	234,132
Financials	1,754,740	1,186,201	—	2,940,941
Health Care	2,400,427	937,461	—	3,337,888
Industrials	712,591	738,010	—	1,450,601
Information Technology	1,242,732	—	—	1,242,732
Materials	379,319	569,863	—	949,182
Real Estate	—	46,523	—	46,523
Utilities	624,759	219,892	—	844,651
Convertible Preferred Stocks
Financials	243,596	—	—	243,596
Corporate Bonds
Communication Services	—	1,707,678	—	1,707,678
Consumer Discretionary	—	3,019,736	—	3,019,736
Consumer Staples	—	636,985	—	636,985
Energy	—	4,515,747	—	4,515,747
Financials	—	6,084,296	—	6,084,296
Health Care	—	912,602	—	912,602
Industrials	—	3,055,665	—	3,055,665
Information Technology	—	1,728,722	—	1,728,722
Materials	—	2,056,521	—	2,056,521
Real Estate	—	464,516	—	464,516
Utilities	—	1,558,773	—	1,558,773
Exchange Traded Fund	2,042,938	—	—	2,042,938
Foreign Government Securities	—	967,438	—	967,438
Short-Term Investments
Investment Company	300,000	—	—	300,000
Repurchase Agreement	—	1,059,637	—	1,059,637
U.S. Treasury Obligations	—	2,250,033	—	2,250,033

Total Assets	$12,795,926	$36,246,938	$—	$49,042,864

Total Liabilities	$—	$—	$—	$—

Total	$12,795,926	$36,246,938	$—	$49,042,864

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Swaps	Total
Foreign exchange contracts	$(7,089)	$—	$(7,089)
Equity contracts	—	(367,826)	(367,826)

Total	$(7,089)	$(367,826)	$(374,915)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$(677,542)	$(677,542)

Total	$(677,542)	$(677,542)

^ The Fund held swaps contracts as a substitute for investing in conventional securities.

The Fund held swap contracts with an average notional value of approximately $18,470,000 during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$60,976,232
Long-term U.S. government debt securities	55,132,598

$116,108,830

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$55,322,875
Long-term U.S. government debt securities	59,017,689

$114,340,564

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$351,995
Aggregate gross unrealized depreciation	(2,555,306)

Net unrealized depreciation	$(2,203,311)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$51,246,175

For the year ended October 31, 2022, the Fund incurred approximately $90 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $50,114,687)	$47,983,227
Repurchase Agreements (Cost $1,059,637)	1,059,637
Cash	3,520,486
Foreign cash (Cost $18,135)	17,266
Dividends, interest and other receivables	495,424
Due from Custodian	40,330
Receivable from investment adviser	39,957
Prepaid registration and filing fees	12,250
Securities lending income receivable	598
Receivable for Fund shares sold	124
Other assets	521

Total assets	53,169,820

LIABILITIES
Payable for return of collateral on securities loaned	1,359,637
Payable for securities purchased	554,726
Dividends and distributions payable	180,949
Payable for Fund shares redeemed	6,419
Transfer agent fees payable	4,990
Distribution fees payable – Class A	937
Trustees’ fees payable	616
Distribution fees payable – Class R	70
Accrued expenses	70,246

Total liabilities	2,178,590

NET ASSETS	$50,991,230

Net assets were comprised of:
Paid in capital	$52,167,764
Total distributable earnings (loss)	(1,176,534)

Net assets	$50,991,230

Class A
Net asset value and redemption price per share, $4,469,370 / 449,412 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.94
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share	$10.41

Class I
Net asset value, offering and redemption price per share, $46,354,069 / 4,657,911 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.95

Class R
Net asset value, offering and redemption price per share, $167,791 / 16,881 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.94

(x)	Includes value of securities on loan of $1,312,905.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Interest	$1,224,794
Dividends ($61,923 of dividend income received from affiliates) (net of $3,789 foreign withholding tax)	381,270
Securities lending (net)	1,833

Total income	1,607,897

EXPENSES
Investment advisory fees	459,593
Professional fees	182,635
Administrative fees	94,007
Transfer agent fees	40,200
Registration and filing fees	36,717
Printing and mailing expenses	27,172
Custodian fees	20,800
Distribution fees – Class A	11,773
Trustees’ fees	2,406
Distribution fees – Class R	884
Miscellaneous	17,397

Gross expenses	893,584
Less: Waiver from investment adviser	(320,643)

Net expenses	572,941

NET INVESTMENT INCOME (LOSS)	1,034,956

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(364,524) realized gain (loss) from affiliates)	1,831,142
Net distributions of realized gain received from underlying funds ( All realized gains received from affiliates)	19,002
Forward foreign currency contracts	(7,089)
Foreign currency transactions	4,647
Swaps	(367,826)

Net realized gain (loss)	1,479,876

Change in unrealized appreciation (depreciation) on:
Investments in securities ($43,520 of change in unrealized appreciation (depreciation) from affiliates)	(9,278,922)
Foreign currency translations	(1,374)
Swaps	(677,542)

Net change in unrealized appreciation (depreciation)	(9,957,838)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,477,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,443,006)

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,034,956	$590,594
Net realized gain (loss)	1,479,876	6,604,346
Net change in unrealized appreciation (depreciation)	(9,957,838)	4,549,868

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,443,006)	11,744,808

Distributions to shareholders:
Class A	(540,321)	(281,348)
Class I	(7,375,626)	(5,105,769)
Class R	(20,118)	(13,831)

Total distributions to shareholders	(7,936,065)	(5,400,948)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 108,775 and 107,837 shares, respectively ]	1,197,094	1,302,853
Capital shares issued in reinvestment of dividends [ 47,161 and 24,050 shares, respectively ]	527,259	272,242
Capital shares repurchased [ (113,366) and (31,925) shares, respectively ]	(1,232,204)	(379,180)

Total Class A transactions	492,149	1,195,915

Class I
Capital shares sold [ 112,024 and 208,108 shares, respectively ]	1,187,510	2,512,727
Capital shares issued in reinvestment of dividends [ 67,812 and 38,122 shares, respectively ]	762,467	431,541
Capital shares repurchased [ (1,089,258) and (99,305) shares, respectively ]	(11,392,348)	(1,178,853)

Total Class I transactions	(9,442,371)	1,765,415

Class R
Capital shares sold [ 352 and 310 shares, respectively ]	3,719	3,724
Capital shares issued in reinvestment of dividends [ 675 and 442 shares, respectively ]	7,552	5,005
Capital shares repurchased [ (71) and (472) shares, respectively ]	(823)	(5,867)

Total Class R transactions	10,448	2,862

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,939,774)	2,964,192

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,318,845)	9,308,052
NET ASSETS:
Beginning of year	75,310,075	66,002,023

End of year	$50,991,230	$75,310,075

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2022		2021		2020		2019		2018
Net asset value, beginning of year	$12.54		$11.47		$11.23		$10.61		$11.25

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.07		0.12		0.18		0.15
Net realized and unrealized gain (loss)	(1.46)		1.91		0.70		0.91		(0.01)

Total from investment operations	(1.30)		1.98		0.82		1.09		0.14

Less distributions:
Dividends from net investment income	(0.24)		(0.12)		(0.18)		(0.17)		(0.13)
Distributions from net realized gains	(1.06)		(0.79)		(0.40)		(0.30)		(0.65)

Total dividends and distributions	(1.30)		(0.91)		(0.58)		(0.47)		(0.78)

Net asset value, end of year	$9.94		$12.54		$11.47		$11.23		$10.61

Total return	(11.35)%		18.12%		7.64%		10.73%		1.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,469		$5,104		$3,520		$2,081		$2,440
Ratio of expenses to average net assets:
After waivers (f)	1.14	%(j)	1.16	%(k)	1.16	%(k)	1.15	%(k)	1.20	%(m)
Before waivers (f)	1.68%		1.48%		1.61%		1.67%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.52%		0.59%		1.05%		1.70%		1.39%
Before waivers (f)(x)	0.98%		0.28%		0.60%		1.19%		0.93%
Portfolio turnover rate^	255	%*	106%		131%		63%		79%

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$12.57		$11.49		$11.25		$10.63		$11.27

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.10		0.15		0.21		0.18
Net realized and unrealized gain (loss)	(1.45)		1.92		0.70		0.91		(0.01)

Total from investment operations	(1.27)		2.02		0.85		1.12		0.17

Less distributions:
Dividends from net investment income	(0.29)		(0.15)		(0.21)		(0.20)		(0.16)
Distributions from net realized gains	(1.06)		(0.79)		(0.40)		(0.30)		(0.65)

Total dividends and distributions	(1.35)		(0.94)		(0.61)		(0.50)		(0.81)

Net asset value, end of year	$9.95		$12.57		$11.49		$11.25		$10.63

Total return	(11.10)%		18.47%		7.89%		11.00%		1.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,354		$70,007		$62,303		$59,997		$57,126
Ratio of expenses to average net assets:
After waivers (f)	0.89	%(j)	0.91	%(k)	0.91	%(k)	0.90	%(k)	0.95	%(m)
Before waivers (f)	1.40%		1.23%		1.36%		1.42%		1.41%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.66%		0.85%		1.35%		1.95%		1.62%
Before waivers (f)(x)	1.15%		0.53%		0.89%		1.43%		1.16%
Portfolio turnover rate^	255	%*	106%		131%		63%		79%

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2022		2021		2020		2019		2018
Net asset value, beginning of year	$12.51		$11.44		$11.21		$10.59		$11.23

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.04		0.09		0.15		0.12
Net realized and unrealized gain (loss)	(1.45)		1.92		0.70		0.91		(0.01)

Total from investment operations	(1.32)		1.96		0.79		1.06		0.11

Less distributions:
Dividends from net investment income	(0.19)		(0.10)		(0.16)		(0.14)		(0.10)
Distributions from net realized gains	(1.06)		(0.79)		(0.40)		(0.30)		(0.65)

Total dividends and distributions	(1.25)		(0.89)		(0.56)		(0.44)		(0.75)

Net asset value, end of year	$9.94		$12.51		$11.44		$11.21		$10.59

Total return	(11.52)%		17.87%		7.30%		10.46%		0.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$168		$199		$179		$168		$156
Ratio of expenses to average net assets:
After waivers (f)	1.39	%(j)	1.41	%(k)	1.41	%(k)	1.40	%(k)	1.45	%(m)
Before waivers (f)	1.93%		1.73%		1.86%		1.92%		1.91%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.26%		0.35%		0.84%		1.44%		1.13%
Before waivers (f)(x)	0.72%		0.03%		0.39%		0.93%		0.67%
Portfolio turnover rate^	255	%*	106%		131%		63%		79%
*	The portfolio turnover rate calculation includes purchase and sales made as a result of the replacement of the sub-adviser.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.17% for Class A, 0.92% for Class I and 1.42% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class A, 0.95% for Class I and 1.45% for Class R.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class A, 1.00% for Class I and 1.50% for Class R.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(14.28)%	(0.34)%	0.20%
	with Sales Charge (a)	(19.02)	(1.46)	(0.57)
Fund – Class I Shares*		(14.04)	(0.09)	0.45
Fund – Class R Shares*		(14.39)	(0.58)	(0.04)
ICE BofA U.S. 3-Month Treasury Bill Index		0.79	1.17	0.94

* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Multi-Alternative Strategies Fund and the ICE BofA U.S. 3-Month Treasury Bill Index from 7/6/15 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. 3-Month Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratios for Class A, I and R shares were 2.25%, 2.00% and 2.50%, respectively. The net expense ratios for Class A, I and R shares were 1.10%, 0.85% and 1.35%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.04)% for the year ended October 31, 2022. The Fund’s benchmark, the ICE BofA US 3-Month Treasury Bill Index, returned 0.79% over the same year.

What helped performance during the year*?

•

Commodities were one of the few asset classes generating positive returns over the past year. Exposure to energy was the largest contributor to performance with crude, gasoline, natural gas, and heating oil all up over 35%.

•	Agriculture also contributed to performance. The agriculture group of commodities experienced a shock from the Russian invasion of Ukraine which drove prices higher.

•	The momentum overlay was a positive contributor over the twelve-month period as it led to overweight positions in commodities and underweighting long/short equity.

What hurt performance during the year*?

•	Long/short equity was the largest detractor from returns. In particular, long exposure to internet retailers and shorts in brick-and-mortar retailers declined.

•	Real estate investment trusts (REITs) had a difficult year, especially international REITs, which fell by more than 30%.

•	Convertible bonds also detracted from performance.

*	The Fund does not hold a position in any single security directly but has exposure through ETFs.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2022
Alternatives	33.5%
Fixed Income	26.5
Equity	16.7
Commodity	14.7
Repurchase Agreement	6.4
Investment Company	2.2

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2022
Vanguard Short-Term Inflation-Protected Securities ETF	14.5%
IQ Merger Arbitrage ETF	14.3
WisdomTree Managed Futures Strategy Fund	13.8
iShares Convertible Bond ETF	12.1
Deutsche Bank Securities, Inc.	6.5
iShares Core US REIT ETF	5.8
JPMorgan Equity Premium Income ETF	5.5
ProShares Long Online/Short Stores ETF	5.4
Vanguard Global ex-U.S. Real Estate ETF	5.4
Invesco DB Precious Metals Fund	3.9

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$916.10	$5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class I
Actual	1,000.00	917.30	4.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class R
Actual	1,000.00	915.80	6.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

* Expenses are equal to the Fund’s A, I and R shares annualized expense ratio of 1.10%, 0.85% and 1.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Alternatives (36.3%)
IQ Merger Arbitrage ETF (x)*	62,010	$1,961,376
ProShares Long Online/Short Stores ETF (x)*	25,120	739,937
ProShares RAFI Long/Short, Escrow Shares (r)*	19,010	—
WisdomTree Managed Futures Strategy Fund (x)	56,180	1,885,963

Total Alternatives		4,587,276

Commodity (16.0%)
Invesco DB Agriculture Fund*	25,700	509,631
Invesco DB Energy Fund*	21,370	525,559
Invesco DB Gold Fund*	9,800	451,128
Invesco DB Precious Metals Fund*	12,570	531,875

Total Commodity		2,018,193

Equity (18.0%)
iShares Core US REIT ETF (x)	15,980	795,484
JPMorgan Equity Premium Income ETF (x)	13,680	746,518
Vanguard Global ex-U.S. Real Estate ETF (x)	19,780	739,376

Total Equity		2,281,378

Fixed Income (28.7%)
iShares Convertible Bond ETF	23,420	1,652,749
Vanguard Short-Term Inflation-Protected Securities ETF	41,470	1,980,193

Total Fixed Income		3,632,942

Total Exchange Traded Funds (99.0%) (Cost $14,385,783)		12,519,789

SHORT-TERM INVESTMENTS:
Investment Company (2.4%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	300,000	300,000

	Principal Amount	Value (Note 1)
Repurchase Agreement (7.0%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $885,184, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $902,812. (xx)	$885,110	$885,110

Total Short-Term Investments (9.4%) (Cost $1,185,110)		1,185,110

Total Investments in Securities (108.4%) (Cost $15,570,893)		13,704,899
Other Assets Less Liabilities (-8.4%)		(1,064,485)

Net Assets (100%)		$12,640,414

*	Non-income producing.
(r)	Fair Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $1,385,246. This was collateralized by $244,861 of various U.S. Government Treasury Securities, ranging from 0.000% - 4.750%, maturing 12/15/22 - 11/15/51 and by cash of $1,185,110 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended October 31, 2022, were as follows:

Security Description	Shares at October 31, 2022	Market Value October 31, 2021 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2022 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Alternatives
ProShares RAFI Long/Short	—	563,975	147,385	(750,357)	(96,692)	135,689	—	2,524	—

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)		Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$12,519,789	$—	$—	(a)	$12,519,789
Short-Term Investments
Investment Company	300,000	—	—		300,000
Repurchase Agreement	—	885,110	—		885,110

Total Assets	$12,819,789	$885,110	$—		$13,704,899

Total Liabilities	$—	$—	$—		$—

Total	$12,819,789	$885,110	$—		$13,704,899

(a)	Value is zero.

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,782,665
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,491,062

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$267,209
Aggregate gross unrealized depreciation	(2,273,138)

Net unrealized depreciation	$(2,005,929)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$15,710,828

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $14,685,783)	$12,819,789
Repurchase Agreements (Cost $885,110)	885,110
Cash	139,716
Receivable for Fund shares sold	55,597
Prepaid registration and filing fees	13,809
Receivable from investment adviser	5,597
Securities lending income receivable	1,655
Other assets	125

Total assets	13,921,398

LIABILITIES
Payable for return of collateral on securities loaned	1,185,110
Payable for securities purchased	43,573
Payable for Fund shares redeemed	9,758
Transfer agent fees payable	243
Trustees’ fees payable	154
Distribution fees payable – Class A	94
Distribution fees payable – Class R	59
Accrued expenses	41,993

Total liabilities	1,280,984

NET ASSETS	$12,640,414

Net assets were comprised of:
Paid in capital	$14,701,378
Total distributable earnings (loss)	(2,060,964)

Net assets	$12,640,414

Class A
Net asset value and redemption price per share, $439,872 / 50,300 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.74
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share	$9.25

Class I
Net asset value, offering and redemption price per share, $12,069,546 / 1,377,263 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.76

Class R
Net asset value, offering and redemption price per share, $130,996 / 15,064 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.70

(x)	Includes value of securities on loan of $1,385,246.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends ($2,524 of dividend income received from affiliates)	$366,329
Interest	636
Securities lending (net)	10,180

Total income	377,145

EXPENSES
Investment advisory fees	72,467
Professional fees	44,312
Registration and filing fees	32,279
Administrative fees	30,001
Transfer agent fees	24,650
Printing and mailing expenses	16,255
Custodian fees	4,900
Distribution fees – Class A	1,289
Distribution fees – Class R	766
Trustees’ fees	672
Miscellaneous	7,990

Gross expenses	235,581
Less: Waiver from investment adviser	(102,468)
Reimbursement from investment adviser	(7,952)

Net expenses	125,161

NET INVESTMENT INCOME (LOSS)	251,984

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(96,692) realized gain (loss) from affiliates)	(371,228)
Net distributions of realized gain received from underlying funds	141,770

Net realized gain (loss)	(229,458)

Net change in unrealized appreciation (depreciation) on investments in securities ($135,689 of change in unrealized appreciation (depreciation) from affiliates)	(2,219,996)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,449,454)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,197,470)

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$251,984	$380,439
Net realized gain (loss)	(229,458)	1,645,658
Net change in unrealized appreciation (depreciation)	(2,219,996)	24,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,197,470)	2,050,172

Distributions to shareholders:
Class A	(61,473)	(3,248)
Class I	(1,528,806)	(113,005)
Class R	(14,470)	(470)

Total distributions to shareholders	(1,604,749)	(116,723)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,395 and 8,051 shares, respectively ]	12,851	89,504
Capital shares issued in reinvestment of dividends [ 5,213 and 254 shares, respectively ]	51,140	2,663
Capital shares repurchased [ (15,796) and (4,808) shares, respectively ]	(152,199)	(52,952)

Total Class A transactions	(88,208)	39,215

Class I
Capital shares sold [ 167,874 and 134,572 shares, respectively ]	1,614,312	1,506,301
Capital shares issued in reinvestment of dividends [ 50,070 and 3,009 shares, respectively ]	491,182	31,502
Capital shares repurchased [ (262,372) and (101,764) shares, respectively ]	(2,468,330)	(1,098,711)

Total Class I transactions	(362,836)	439,092

Class R
Capital shares sold [ 3,306 and 2,848 shares, respectively ]	30,745	31,638
Capital shares issued in reinvestment of dividends [ 449 and 13 shares, respectively ]	4,393	131
Capital shares repurchased [ (5,334) and (40) shares, respectively ]	(52,577)	(442)

Total Class R transactions	(17,439)	31,327

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(468,483)	509,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,270,702)	2,443,083
NET ASSETS:
Beginning of year	16,911,116	14,468,033

End of year	$12,640,414	$16,911,116

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2022	2021		2020		2019		2018
Net asset value, beginning of year	$11.27	$9.92		$10.32		$10.02		$10.21

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15	0.26		0.10		0.11		0.04
Net realized and unrealized gain (loss)	(1.65)	1.15		(0.30)		0.28		(0.19)

Total from investment operations	(1.50)	1.41		(0.20)		0.39		(0.15)

Less distributions:
Dividends from net investment income	(0.16)	(0.06)		(0.20)		(0.04)		—
Distributions from net realized gains	(0.87)	—		—		(0.05)		(0.04)

Total dividends and distributions	(1.03)	(0.06)		(0.20)		(0.09)		(0.04)

Net asset value, end of year	$8.74	$11.27		$9.92		$10.32		$10.02

Total return	(14.28)%	14.24%		(2.01)%		3.98%		(1.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$440	$670		$556		$627		$827
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.13	%(j)	1.06	%***(k)	1.07	%**(m)	1.03	%(n)
Before waivers and reimbursements (f)	1.86%	1.78%		1.97%		1.89%		1.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.55%	2.34	%(x)	1.03	%(x)	1.12	%(x)	0.39	%(x)
Before waivers and reimbursements (f)	0.79%	1.69	%(x)	0.12	%(x)	0.30	%(x)	(0.37	)%(x)
Portfolio turnover rate^	26%	66%		15%		8%		5%

	Year Ended October 31,
Class I	2022	2021		2020		2019		2018
Net asset value, beginning of year	$11.29	$9.94		$10.34		$10.04		$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17	0.27		0.13		0.13		0.07
Net realized and unrealized gain (loss)	(1.64)	1.16		(0.31)		0.29		(0.20)

Total from investment operations	(1.47)	1.43		(0.18)		0.42		(0.13)

Less distributions:
Dividends from net investment income	(0.19)	(0.08)		(0.22)		(0.07)		(0.02)
Distributions from net realized gains	(0.87)	—		—		(0.05)		(0.04)

Total dividends and distributions	(1.06)	(0.08)		(0.22)		(0.12)		(0.06)

Net asset value, end of year	$8.76	$11.29		$9.94		$10.34		$10.04

Total return	(14.04)%	14.48%		(1.76)%		4.25%		(1.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,070	$16,054		$13,776		$17,783		$18,151
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.88	%(j)	0.81	%***(k)	0.82	%**(m)	0.78	%(n)
Before waivers and reimbursements (f)	1.61%	1.53%		1.71%		1.63%		1.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.75%	2.45	%(x)	1.36	%(x)	1.32	%(x)	0.66	%(x)
Before waivers and reimbursements (f)	0.99%	1.80	%(x)	0.46	%(x)	0.50	%(x)	(0.11	)%(x)
Portfolio turnover rate^	26%	66%		15%		8%		5%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2022	2021		2020		2019		2018
Net asset value, beginning of year	$11.21	$9.87		$10.27		$9.97		$10.19

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.21		0.06		0.08		0.03
Net realized and unrealized gain (loss)	(1.62)	1.16		(0.29)		0.29		(0.21)

Total from investment operations	(1.50)	1.37		(0.23)		0.37		(0.18)

Less distributions:
Dividends from net investment income	(0.14)	(0.03)		(0.17)		(0.02)		—
Distributions from net realized gains	(0.87)	—		—		(0.05)		(0.04)

Total dividends and distributions	(1.01)	(0.03)		(0.17)		(0.07)		(0.04)

Net asset value, end of year	$8.70	$11.21		$9.87		$10.27		$9.97

Total return	(14.39)%	13.95%		(2.27)%		3.74%		(1.79)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$131	$187		$136		$116		$105
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.35%	1.38	%(j)	1.31	%***(k)	1.32	%**(m)	1.26	%(n)
Before waivers and reimbursements (f)	2.11%	2.03%		2.23%		2.13%		2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.25%	1.96	%(x)	0.65	%(x)	0.78	%(x)	0.27	%(x)
Before waivers and reimbursements (f)	0.48%	1.31	%(x)	(0.26	)%(x)	(0.04	)%(x)	(0.49	)%(x)
Portfolio turnover rate^	26%	66%		15%		8%		5%
**	Includes Tax expense of 0.04%.
***	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.60% for Class A, 1.35% for Class I and 1.85% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.66% for Class A, 1.41% for Class I and 1.91% for Class R.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.69% for Class A, 1.44% for Class I and 1.94% for Class R.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2020 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(13.85)%	2.61%	3.45%
S&P Target Date 2020 Index	(14.42)	2.99	3.83

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2020 Fund and the S&P Target Date 2020 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 1.71% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (13.85)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2020 Index, returned (14.42)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2020 Fund lost value, but outperformed its benchmark, the S&P Target Date 2020 Index. Comparative details follow.

What helped performance during the year?

•

The Fund’s intermediate-term U.S. bond position benefitted from diversification out of the broad bond market into sectors that provided some shelter from rising rates. The Fund was helped by a position in U.S. high-yield bonds. To a lesser extent, the Fund’s strategic diversification into inflation-indexed bonds helped to mitigate the broader market downturn.

What hurt performance during the year?

•	The Fund was hurt by holding fewer short-term bonds than the benchmark.

•	Also a negative factor was a position in international bonds, which were hurt by high interest-rate volatility and rising yields.

1290 RETIREMENT 2020 FUND (Unaudited)

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2022
Fixed Income	49.4%
Equity	44.5
Repurchase Agreement	4.6
Investment Companies	1.5

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2022
iShares Core U.S. Aggregate Bond ETF	28.5%
iShares Core S&P Total US Stock Market ETF	15.8
iShares TIPS Bond ETF	7.4
Vanguard Short-Term Bond ETF	5.8
iShares Core MSCI EAFE ETF	5.5
iShares MSCI USA Min Vol Factor ETF	5.4
Invesco S&P 500 Low Volatility ETF	5.2
Deutsche Bank Securities, Inc.	4.6
Vanguard Total International Bond ETF	4.0
iShares Broad USD High Yield Corporate Bond ETF	3.7
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$935.70	$2.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.41	2.83

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (47.2%)
Invesco S&P 500 Low Volatility ETF	7,050	$435,267
Invesco S&P Emerging Markets Low Volatility ETF	1,990	42,606
Invesco S&P International Developed Low Volatility ETF	9,110	226,930
Invesco S&P MidCap Low Volatility ETF	4,650	244,543
Invesco S&P SmallCap Low Volatility ETF	2,270	104,170
iShares Core MSCI EAFE ETF	8,280	461,362
iShares Core MSCI Emerging Markets ETF	1,740	73,689
iShares Core S&P Total US Stock Market ETF	15,420	1,325,195
iShares MSCI EAFE Min Vol Factor ETF	3,880	227,058
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	720	36,137
iShares MSCI USA Min Vol Factor ETF	6,300	448,497
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	970	107,185

Total Equity		3,732,639

Fixed Income (52.3%)
iShares Broad USD High Yield Corporate Bond ETF (x)	9,090	313,514
iShares Core U.S. Aggregate Bond ETF	25,160	2,387,684
iShares TIPS Bond ETF	5,800	617,062
Vanguard Short-Term Bond ETF	6,510	485,385
Vanguard Total International Bond ETF (x)	6,920	331,745

Total Fixed Income		4,135,390

Total Exchange Traded Funds (99.5%) (Cost $8,420,034)		7,868,029

SHORT-TERM INVESTMENTS:
Investment Companies (1.6%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	100,000	100,000
JPMorgan Prime Money Market Fund, IM Shares	25,846	25,849

Total Investment Companies		125,849

	Principal Amount	Value (Note 1)
Repurchase Agreement (4.9%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $387,207, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $394,918. (xx)	$387,174	$387,174

Total Short-Term Investments (6.5%) (Cost $513,023)		513,023

Total Investments in Securities (106.0%) (Cost $8,933,057)		8,381,052
Other Assets Less Liabilities (-6.0%)		(475,997)

Net Assets (100%)		$7,905,055

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $472,716. This was collateralized by cash of $487,174 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$7,868,029	$—	$—	$7,868,029
Short-Term Investments
Investment Companies	125,849	—	—	125,849
Repurchase Agreement	—	387,174	—	387,174

Total Assets	$7,993,878	$387,174	$—	$8,381,052

Total Liabilities	$—	$—	$—	$—

Total	$7,993,878	$387,174	$—	$8,381,052

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,265,457
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,524,873

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$376,332
Aggregate gross unrealized depreciation	(987,891)

Net unrealized depreciation	$(611,559)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,992,611

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $8,545,883)	$7,993,878
Repurchase Agreements (Cost $387,174)	387,174
Cash	75,000
Receivable from investment adviser	6,386
Prepaid registration and filing fees	4,621
Receivable for securities sold	3,400
Securities lending income receivable	1,739
Receivable for Fund shares sold	1,706
Dividends, interest and other receivables	21
Other assets	62

Total assets	8,473,987

LIABILITIES
Payable for return of collateral on securities loaned	487,174
Payable for securities purchased	38,640
Transfer agent fees payable	1,435
Trustees’ fees payable	119
Accrued expenses	41,564

Total liabilities	568,932

NET ASSETS	$7,905,055

Net assets were comprised of:
Paid in capital	$7,796,271
Total distributable earnings (loss)	108,784

Net assets	$7,905,055

Class I
Net asset value, offering and redemption price per share, $7,905,055 / 765,570 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.33

(x)	Includes value of securities on loan of $472,716.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$257,378
Interest	339
Securities lending (net)	6,546

Total income	264,263

EXPENSES
Investment advisory fees	48,401
Professional fees	42,325
Administrative fees	30,005
Registration and filing fees	20,133
Printing and mailing expenses	17,893
Transfer agent fees	11,700
Custodian fees	4,900
Trustees’ fees	477
Miscellaneous	4,410

Gross expenses	180,244
Less: Waiver from investment adviser	(78,406)
Reimbursement from investment adviser	(48,361)

Net expenses	53,477

NET INVESTMENT INCOME (LOSS)	210,786

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	555,347
Net distributions of realized gain received from underlying funds	5,448

Net realized gain (loss)	560,795

Net change in unrealized appreciation (depreciation) on investments in securities	(2,153,728)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,592,933)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,382,147)

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$210,786	$177,051
Net realized gain (loss)	560,795	481,981
Net change in unrealized appreciation (depreciation)	(2,153,728)	1,250,109

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,382,147)	1,909,141

Distributions to shareholders:
Class I	(629,769)	(499,146)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 128,678 and 174,043 shares, respectively ]	1,497,807	2,115,871
Capital shares issued in reinvestment of dividends [ 39,292 and 33,214 shares, respectively ]	473,869	384,946
Capital shares repurchased [ (418,154) and (267,829) shares, respectively ]	(4,864,426)	(3,268,726)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,892,750)	(767,909)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,904,666)	642,086
NET ASSETS:
Beginning of year	12,809,721	12,167,635

End of year	$7,905,055	$12,809,721

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$12.61		$11.30		$11.57		$10.49		$10.66

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.25		0.17		0.22		0.23		0.20
Net realized and unrealized gain (loss)	(1.91)		1.60		(0.10)		1.05		(0.17)

Total from investment operations	(1.66)		1.77		0.12		1.28		0.03

Less distributions:
Dividends from net investment income	(0.15)		(0.20)		(0.24)		(0.15)		(0.18)
Distributions from net realized gains	(0.47)		(0.26)		(0.15)		(0.05)		(0.02)

Total dividends and distributions	(0.62)		(0.46)		(0.39)		(0.20)		(0.20)

Net asset value, end of year	$10.33		$12.61		$11.30		$11.57		$10.49

Total return	(13.85)%		15.99%		1.03%		12.37%		0.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,905		$12,810		$12,168		$10,791		$7,659
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.54	%(j)	0.53	%**(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (f)	1.86%		1.60%		1.93%		2.09%		3.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.18%		1.38%		1.95%		2.10%		1.88%
Before waivers and reimbursements (f)(x)	0.87%		0.31%		0.56%		0.55%		(1.52)%
Portfolio turnover rate^	13%		17%		32%		18%		8%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2025 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.20)%	3.13%	4.07%
S&P Target Date 2025 Index	(14.66)	3.65	4.58

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2025 Fund and the S&P Target Date 2025 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 1.29% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.20)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2025 Index, returned (14.66)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped to mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2025 Fund lost value, but outperformed its benchmark, the S&P Target Date 2020 Index. Comparative details follow.

What helped performance during the year?

•

The Fund’s intermediate-term U.S. bond position benefitted from diversification out of the broad bond market into sectors that provided some shelter from rising rates. The Fund was helped by a position in U.S. high-yield bonds. To a lesser extent, the Fund’s strategic diversification into inflation-indexed bonds helped to mitigate the broader market downturn.

What hurt performance during the year?

•	The Fund was hurt by holding fewer short-term bonds than the benchmark.

•	Also a negative factor was a position in international bonds, which were hurt by high interest-rate volatility and rising yields.

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

1290 RETIREMENT 2025 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2022
Equity	53.7%
Fixed Income	39.5
Repurchase Agreement	5.6
Investment Companies	1.2

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2022
iShares Core U.S. Aggregate Bond ETF	25.8%
iShares Core S&P Total US Stock Market ETF	18.8
iShares Core MSCI EAFE ETF	6.7
iShares MSCI USA Min Vol Factor ETF	6.2
Invesco S&P 500 Low Volatility ETF	6.0
iShares TIPS Bond ETF	5.9
Deutsche Bank Securities, Inc.	5.6
Invesco S&P MidCap Low Volatility ETF	3.5
Invesco S&P International Developed Low Volatility ETF	3.2
iShares MSCI EAFE Min Vol Factor ETF	3.1
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$933.60	$2.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.44	2.80

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (57.4%)
Invesco S&P 500 Low Volatility ETF	17,340	$1,070,572
Invesco S&P Emerging Markets Low Volatility ETF	6,180	132,314
Invesco S&P International Developed Low Volatility ETF	22,610	563,215
Invesco S&P MidCap Low Volatility ETF	11,750	617,932
Invesco S&P SmallCap Low Volatility ETF (x)	6,550	300,579
iShares Core MSCI EAFE ETF	21,430	1,194,080
iShares Core MSCI Emerging Markets ETF	5,810	246,053
iShares Core S&P Total US Stock Market ETF (x)	38,760	3,331,034
iShares MSCI EAFE Min Vol Factor ETF	9,440	552,429
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	2,610	130,996
iShares MSCI USA Min Vol Factor ETF	15,410	1,097,038
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	2,660	293,930

Total Equity		9,530,172

Fixed Income (42.2%)
iShares Broad USD High Yield Corporate Bond ETF (x)	11,880	409,741
iShares Core U.S. Aggregate Bond ETF	48,170	4,571,333
iShares TIPS Bond ETF	9,840	1,046,878
Vanguard Short-Term Bond ETF (x)	6,950	518,192
Vanguard Total International Bond ETF (x)	9,530	456,868

Total Fixed Income		7,003,012

Total Exchange Traded Funds (99.6%) (Cost $17,282,879)		16,533,184

SHORT-TERM INVESTMENTS:
Investment Companies (1.3%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	200,000	200,000
JPMorgan Prime Money Market Fund, IM Shares	13,709	13,710

Total Investment Companies		213,710

	Principal Amount	Value (Note 1)
Repurchase Agreement (6.0%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $999,598, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $1,019,505. (xx)	$999,515	999,515

Total Short-Term Investments (7.3%) (Cost $1,213,225)		1,213,225

Total Investments in Securities (106.9%) (Cost $18,496,104)		17,746,409
Other Assets Less Liabilities (-6.9%)		(1,149,181)

Net Assets (100%)		$16,597,228

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $1,166,241. This was collateralized by cash of $1,199,515 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$16,533,184	$—	$—	$16,533,184
Short-Term Investments
Investment Companies	213,710	—	—	213,710
Repurchase Agreement	—	999,515	—	999,515

Total Assets	$16,746,894	$999,515	$—	$17,746,409

Total Liabilities	$—	$—	$—	$—

Total	$16,746,894	$999,515	$—	$17,746,409

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,300,333
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,928,724

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$990,061
Aggregate gross unrealized depreciation	(1,881,121)

Net unrealized depreciation	$(891,060)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$18,637,469

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $17,496,589)	$16,746,894
Repurchase Agreements (Cost $999,515)	999,515
Cash	75,000
Receivable from investment adviser	6,132
Receivable for Fund shares sold	5,834
Prepaid registration and filing fees	4,972
Securities lending income receivable	1,921
Receivable for securities sold	1,367
Dividends, interest and other receivables	42
Other assets	148

Total assets	17,841,825

LIABILITIES
Payable for return of collateral on securities loaned	1,199,515
Payable for securities purchased	1,367
Transfer agent fees payable	1,275
Trustees’ fees payable	211
Accrued expenses	42,229

Total liabilities	1,244,597

NET ASSETS	$16,597,228

Net assets were comprised of:
Paid in capital	$16,475,536
Total distributable earnings (loss)	121,692

Net assets	$16,597,228

Class I
Net asset value, offering and redemption price per share, $16,597,228 / 1,554,462 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.68

(x)	Includes value of securities on loan of $1,166,241.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$488,092
Interest	444
Securities lending (net)	1,921

Total income	490,457

EXPENSES
Investment advisory fees	96,138
Professional fees	46,582
Administrative fees	30,011
Printing and mailing expenses	24,558
Registration and filing fees	22,039
Transfer agent fees	11,400
Custodian fees	5,200
Trustees’ fees	953
Miscellaneous	5,490

Gross expenses	242,371
Less: Waiver from investment adviser	(126,149)
Reimbursement from investment adviser	(10,950)

Net expenses	105,272

NET INVESTMENT INCOME (LOSS)	385,185

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	708,606
Net distributions of realized gain received from underlying funds	5,245

Net realized gain (loss)	713,851

Net change in unrealized appreciation (depreciation) on investments in securities	(4,000,791)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,286,940)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,901,755)

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$385,185	$308,805
Net realized gain (loss)	713,851	859,590
Net change in unrealized appreciation (depreciation)	(4,000,791)	2,740,032

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,901,755)	3,908,427

Distributions to shareholders:
Class I	(1,149,434)	(768,938)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 178,296 and 397,992 shares, respectively ]	2,067,080	4,950,241
Capital shares issued in reinvestment of dividends [ 91,808 and 64,780 shares, respectively ]	1,149,434	768,938
Capital shares repurchased [ (511,840) and (458,469) shares, respectively ]	(6,148,922)	(5,733,463)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,932,408)	(14,284)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,983,597)	3,125,205
NET ASSETS:
Beginning of year	23,580,825	20,455,620

End of year	$16,597,228	$23,580,825

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$13.13		$11.42		$11.81		$10.62		$10.75

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.17		0.21		0.22		0.21
Net realized and unrealized gain (loss)	(2.00)		1.96		(0.15)		1.14		(0.14)

Total from investment operations	(1.77)		2.13		0.06		1.36		0.07

Less distributions:
Dividends from net investment income	(0.17)		(0.20)		(0.23)		(0.14)		(0.18)
Distributions from net realized gains	(0.51)		(0.22)		(0.22)		(0.03)		(0.02)

Total dividends and distributions	(0.68)		(0.42)		(0.45)		(0.17)		(0.20)

Net asset value, end of year	$10.68		$13.13		$11.42		$11.81		$10.62

Total return	(14.20)%		19.05%		0.47%		12.99%		0.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,597		$23,581		$20,456		$19,202		$10,286
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.54	%(j)	0.54	%**(j)	0.54	%(j)	0.54	%(j)
Before waivers and reimbursements (f)	1.26%		1.18%		1.43%		1.58%		3.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.00%		1.33%		1.88%		1.99%		1.91%
Before waivers and reimbursements (f)(x)	1.29%		0.68%		0.99%		0.95%		(0.79)%
Portfolio turnover rate^	7%		17%		34%		23%		4%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2030 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.52)%	3.44%	4.43%
S&P Target Date 2030 Index	(15.49)	4.11	5.14

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2030 Fund and the S&P Target Date 2030 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 2.25% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.52)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2030 Index, returned (15.49)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2030 Fund lost value, but outperformed its benchmark, the S&P Target Date 2030 Index. Comparative details follow.

What helped performance during the year?

•

The Fund’s intermediate-term U.S. bond position benefitted from diversification out of the broad bond market into sectors that provided some shelter from rising rates. The Fund was helped by a position in U.S. high-yield bonds. To a lesser extent, the Fund’s strategic diversification into inflation-indexed bonds helped to mitigate the broader market downturn.

What hurt performance during the year?

•	The Fund was hurt by holding fewer short-term bonds than the benchmark.

1290 RETIREMENT 2030 FUND (Unaudited)

•	Also a negative factor was a position in international bonds, which were hurt by high interest-rate volatility and rising.

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2022
Equity	65.6%
Fixed Income	32.8
Repurchase Agreement	0.8
Investment Company	0.8

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2022
iShares Core U.S. Aggregate Bond ETF	25.6%
iShares Core S&P Total US Stock Market ETF	22.5
iShares Core MSCI EAFE ETF	8.3
iShares MSCI USA Min Vol Factor ETF	7.4
Invesco S&P 500 Low Volatility ETF	7.4
iShares TIPS Bond ETF	4.9
Invesco S&P MidCap Low Volatility ETF	4.2
iShares MSCI EAFE Min Vol Factor ETF	4.1
Invesco S&P International Developed Low Volatility ETF	4.1
SPDR SSGA US Small Cap Low Volatility Index ETF	2.0
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$931.40	$2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.78

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (66.4%)
Invesco S&P 500 Low Volatility ETF	10,280	$634,687
Invesco S&P Emerging Markets Low Volatility ETF	3,790	81,144
Invesco S&P International Developed Low Volatility ETF	14,180	353,224
Invesco S&P MidCap Low Volatility ETF	6,950	365,501
Invesco S&P SmallCap Low Volatility ETF	3,680	168,875
iShares Core MSCI EAFE ETF	12,800	713,216
iShares Core MSCI Emerging Markets ETF	3,790	160,507
iShares Core S&P Total US Stock Market ETF	22,630	1,944,822
iShares MSCI EAFE Min Vol Factor ETF	6,070	355,216
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	1,450	72,776
iShares MSCI USA Min Vol Factor ETF	8,960	637,862
SPDR SSGA US Small Cap Low Volatility Index ETF	1,560	172,380

Total Equity		5,660,210

Fixed Income (33.1%)
iShares Broad USD High Yield Corporate Bond ETF (x)	1,740	60,013
iShares Core U.S. Aggregate Bond ETF	23,290	2,210,221
iShares TIPS Bond ETF	3,980	423,432
Vanguard Short-Term Bond ETF	1,030	76,797
Vanguard Total International Bond ETF (x)	1,210	58,007

Total Fixed Income		2,828,470

Total Exchange Traded Funds (99.5%) (Cost $9,344,799)		8,488,680

SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	67,272	67,272

	Principal Amount	Value (Note 1)
Repurchase Agreement (0.8%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $70,952, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $72,365. (xx)	$70,946	70,946

Total Short-Term Investments (1.6%) (Cost $138,218)		138,218

Total Investments in Securities (101.1%) (Cost $9,483,017)		8,626,898
Other Assets Less Liabilities (-1.1%)		(98,889)

Net Assets (100%)		$8,528,009

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $133,891. This was collateralized by cash of $138,218 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,488,680	$—	$—	$8,488,680
Short-Term Investments
Investment Company	67,272	—	—	67,272
Repurchase Agreement	—	70,946	—	70,946

Total Assets	$8,555,952	$70,946	$—	$8,626,898

Total Liabilities	$—	$—	$—	$—

Total	$8,555,952	$70,946	$—	$8,626,898

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,880,787
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,368,599

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$104,720
Aggregate gross unrealized depreciation	(992,735)

Net unrealized depreciation	$(888,015)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$9,514,913

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $9,412,071)	$8,555,952
Repurchase Agreements (Cost $70,946)	70,946
Cash	68,676
Receivable from investment adviser	5,338
Prepaid registration and filing fees	4,618
Receivable for Fund shares sold	2,761
Securities lending income receivable	762
Dividends, interest and other receivables	113
Other assets	75

Total assets	8,709,241

LIABILITIES
Payable for return of collateral on securities loaned	138,218
Transfer agent fees payable	1,445
Trustees’ fees payable	52
Accrued expenses	41,517

Total liabilities	181,232

NET ASSETS	$8,528,009

Net assets were comprised of:
Paid in capital	$8,765,709
Total distributable earnings (loss)	(237,700)

Net assets	$8,528,009

Class I
Net asset value, offering and redemption price per share, $8,528,009 / 765,420 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.14

(x)	Includes value of securities on loan of $133,891.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$236,675
Interest	480
Securities lending (net)	4,508

Total income	241,663

EXPENSES
Investment advisory fees	48,003
Professional fees	42,474
Administrative fees	30,014
Registration and filing fees	19,912
Printing and mailing expenses	15,978
Transfer agent fees	11,500
Custodian fees	4,600
Trustees’ fees	382
Miscellaneous	5,100

Gross expenses	177,963
Less: Waiver from investment adviser	(78,017)
Reimbursement from investment adviser	(47,745)

Net expenses	52,201

NET INVESTMENT INCOME (LOSS)	189,462

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	513,416
Net distributions of realized gain received from underlying funds	355

Net realized gain (loss)	513,771

Net change in unrealized appreciation (depreciation) on investments in securities	(2,171,060)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,657,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,467,827)

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$189,462	$101,964
Net realized gain (loss)	513,771	128,738
Net change in unrealized appreciation (depreciation)	(2,171,060)	1,221,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,467,827)	1,452,105

Distributions to shareholders:
Class I	(251,074)	(404,614)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 232,188 and 380,305 shares, respectively ]	2,932,089	4,839,850
Capital shares issued in reinvestment of dividends [ 13,805 and 19,062 shares, respectively ]	181,124	225,890
Capital shares repurchased [ (284,398) and (86,543) shares, respectively ]	(3,563,883)	(1,097,669)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(450,670)	3,968,071

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,169,571)	5,015,562
NET ASSETS:
Beginning of year	10,697,580	5,682,018

End of year	$8,528,009	$10,697,580

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$13.31		$11.57		$11.89		$10.69		$10.80

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.16		0.22		0.22		0.20
Net realized and unrealized gain (loss)	(2.13)		2.30		(0.30)		1.20		(0.12)

Total from investment operations	(1.89)		2.46		(0.08)		1.42		0.08

Less distributions:
Dividends from net investment income	(0.14)		(0.20)		(0.21)		(0.18)		(0.18)
Distributions from net realized gains	(0.14)		(0.52)		(0.03)		(0.04)		(0.01)

Total dividends and distributions	(0.28)		(0.72)		(0.24)		(0.22)		(0.19)

Net asset value, end of year	$11.14		$13.31		$11.57		$11.89		$10.69

Total return	(14.52)%		21.98%		(0.68)%		13.56%		0.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,528		$10,698		$5,682		$6,724		$4,273
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.54	%(j)	0.54	%(j)	0.54	%**(j)	0.54	%(j)	0.54	%(j)
Before waivers and reimbursements (f)	1.85%		2.14%		2.88%		3.14%		4.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.97%		1.24%		1.95%		1.98%		1.78%
Before waivers and reimbursements (f)(x)	0.66%		(0.36)%		(0.40)%		(0.62)%		(2.41)%
Portfolio turnover rate^	30%		8%		38%		5%		3%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2035 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.46)%	3.75%	4.80%
S&P Target Date 2035 Index	(16.50)	4.58	5.70

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2035 Fund and the S&P Target Date 2035 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 1.74% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.46)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2035 Index, returned (16.50)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2035 Fund lost value, but outperformed its benchmark, the S&P Target Date 2035 Index. Comparative details follow.

What helped performance during the year?

•	Within equities, having low-volatility exposure to emerging markets and U.S. small-cap companies helped to mitigate the damage in these hard-hit sectors.

•

The Fund’s intermediate-term U.S. bond position benefitted from diversification out of the broad bond market into sectors that provided some shelter from rising rates. The Fund was helped by a position in U.S. high-yield bonds. To a lesser extent, the Fund’s strategic diversification into inflation-indexed bonds helped to mitigate the broader market downturn.

What hurt performance during the year?

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

1290 RETIREMENT 2035 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2022
Equity	70.3%
Fixed Income	25.1
Repurchase Agreement	4.0
Investment Company	0.6

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2022
iShares Core S&P Total US Stock Market ETF	24.5%
iShares Core U.S. Aggregate Bond ETF	21.2
iShares Core MSCI EAFE ETF	8.9
iShares MSCI USA Min Vol Factor ETF	8.0
Invesco S&P 500 Low Volatility ETF	7.8
Invesco S&P MidCap Low Volatility ETF	4.6
Invesco S&P International Developed Low Volatility ETF	4.4
iShares MSCI EAFE Min Vol Factor ETF	4.2
Deutsche Bank Securities, Inc.	4.0
iShares TIPS Bond ETF	3.9

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$930.90	$2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.48	2.76

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (73.5%)
Invesco S&P 500 Low Volatility ETF	13,810	$852,629
Invesco S&P Emerging Markets Low Volatility ETF	4,800	102,768
Invesco S&P International Developed Low Volatility ETF	19,360	482,258
Invesco S&P MidCap Low Volatility ETF	9,530	501,183
Invesco S&P SmallCap Low Volatility ETF (x)	5,190	238,169
iShares Core MSCI EAFE ETF	17,400	969,528
iShares Core MSCI Emerging Markets ETF	4,670	197,774
iShares Core S&P Total US Stock Market ETF	31,100	2,672,734
iShares MSCI EAFE Min Vol Factor ETF	7,860	459,967
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	1,950	97,871
iShares MSCI USA Min Vol Factor ETF	12,210	869,230
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	2,140	236,470

Total Equity		7,680,581

Fixed Income (26.2%)
iShares Core U.S. Aggregate Bond ETF	24,360	2,311,764
iShares TIPS Bond ETF	4,000	425,560

Total Fixed Income		2,737,324

Total Exchange Traded Funds (99.7%) (Cost $10,534,038)		10,417,905

SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	67,182	$67,182

	Principal Amount	Value (Note 1)
Repurchase Agreement (4.2%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $436,727, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $445,424. (xx)	$436,691	436,691

Total Short-Term Investments (4.8%) (Cost $503,873)		503,873

Total Investments in Securities (104.5%) (Cost $11,037,911)		10,921,778
Other Assets Less Liabilities (-4.5%)		(474,052)

Net Assets (100%)		$10,447,726

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $493,782. This was collateralized by cash of $503,873 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$10,417,905	$—	$—	$10,417,905
Short-Term Investments
Investment Company	67,182	—	—	67,182
Repurchase Agreement	—	436,691	—	436,691

Total Assets	$10,485,087	$436,691	$—	$10,921,778

Total Liabilities	$—	$—	$—	$—

Total	$10,485,087	$436,691	$—	$10,921,778

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,276,368
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,364,361

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$786,465
Aggregate gross unrealized depreciation	(961,239)

Net unrealized depreciation	$(174,774)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$11,096,552

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $10,601,220)	$10,485,087
Repurchase Agreements (Cost $436,691)	436,691
Cash	58,973
Receivable from investment adviser	6,089
Prepaid registration and filing fees	4,712
Receivable for Fund shares sold	2,324
Securities lending income receivable	682
Dividends, interest and other receivables	30
Other assets	97

Total assets	10,994,685

LIABILITIES
Payable for return of collateral on securities loaned	503,873
Transfer agent fees payable	1,149
Trustees’ fees payable	85
Accrued expenses	41,852

Total liabilities	546,959

NET ASSETS	$10,447,726

Net assets were comprised of:
Paid in capital	$9,908,650
Total distributable earnings (loss)	539,076

Net assets	$10,447,726

Class I
Net asset value, offering and redemption price per share, $10,447,726 / 901,438 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.59

(x)	Includes value of securities on loan of $493,782.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$294,114
Interest	389
Securities lending (net)	6,218

Total income	300,721

EXPENSES
Investment advisory fees	61,411
Professional fees	43,668
Administrative fees	30,009
Registration and filing fees	20,160
Printing and mailing expenses	18,715
Transfer agent fees	12,100
Custodian fees	4,800
Trustees’ fees	493
Miscellaneous	5,086

Gross expenses	196,442
Less: Waiver from investment adviser	(91,420)
Reimbursement from investment adviser	(38,779)

Net expenses	66,243

NET INVESTMENT INCOME (LOSS)	234,478

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	554,515
Net change in unrealized appreciation (depreciation) on investments in securities	(2,701,949)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,147,434)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,912,956)

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$234,478	$152,623
Net realized gain (loss)	554,515	(7,346)
Net change in unrealized appreciation (depreciation)	(2,701,949)	2,267,023

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,912,956)	2,412,300

Distributions to shareholders:
Class I	(166,168)	(490,540)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 139,063 and 259,452 shares, respectively ]	1,793,285	3,366,472
Capital shares issued in reinvestment of dividends [ 9,201 and 28,425 shares, respectively ]	125,693	343,940
Capital shares repurchased [ (282,034) and (72,337) shares, respectively ]	(3,586,965)	(958,672)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,667,987)	2,751,740

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,747,111)	4,673,500
NET ASSETS:
Beginning of year	14,194,837	9,521,337

End of year	$10,447,726	$14,194,837

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$13.71		$11.62		$12.03		$10.76		$10.85

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.16		0.22		0.22		0.19
Net realized and unrealized gain (loss)	(2.20)		2.52		(0.32)		1.23		(0.09)

Total from investment operations	(1.96)		2.68		(0.10)		1.45		0.10

Less distributions:
Dividends from net investment income	(0.16)		(0.21)		(0.22)		(0.16)		(0.18)
Distributions from net realized gains	—		(0.38)		(0.09)		(0.02)		(0.01)

Total dividends and distributions	(0.16)		(0.59)		(0.31)		(0.18)		(0.19)

Net asset value, end of year	$11.59		$13.71		$11.62		$12.03		$10.76

Total return	(14.46)%		23.70%		(0.87)%		13.61%		0.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,448		$14,195		$9,521		$8,369		$6,692
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.54	%(j)	0.54	%(j)	0.54	%**(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (f)	1.60%		1.63%		2.17%		2.50%		3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.91%		1.23%		1.92%		1.98%		1.73%
Before waivers and reimbursements (f)(x)	0.85%		0.14%		0.28%		0.01%		(1.68)%
Portfolio turnover rate^	10%		1%		40%		13%		2%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2040 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.46)%	4.36%	5.41%
S&P Target Date 2040 Index	(17.10)	4.93	6.11

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2040 Fund and the S&P Target Date 2040 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 3.17% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to ontractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.46)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2040 Index, returned (17.10)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2040 Fund lost value, but outperformed its benchmark, the S&P Target Date 2040 Index. Comparative details follow.

What helped performance during the year?

•

Within equities, low-volatility weightings across markets were beneficial, including particularly significant allocations to U.S. large-cap stocks, and developed-market international stocks. In addition, having only low-volatility exposure within smaller allocations to emerging markets and U.S. small-cap companies helped to mitigate the damage in these hard-hit sectors.

•

The Fund’s intermediate-term U.S. bond position benefitted from diversification out of the broad bond market into sectors that provided some shelter from rising rates. The Fund was helped by a position in U.S. high-yield bonds. To a lesser extent, the Fund’s strategic diversification into inflation-indexed bonds helped to mitigate the broader market downturn.

1290 RETIREMENT 2040 FUND (Unaudited)

What hurt performance during the year?

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2022
Equity	76.7%
Fixed Income	20.3
Repurchase Agreement	3.0

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2022
iShares Core S&P Total US Stock Market ETF	26.9%
iShares Core U.S. Aggregate Bond ETF	17.2
iShares Core MSCI EAFE ETF	9.6
Invesco S&P 500 Low Volatility ETF	8.8
iShares MSCI USA Min Vol Factor ETF	8.8
Invesco S&P MidCap Low Volatility ETF	4.9
Invesco S&P International Developed Low Volatility ETF	4.6
iShares MSCI EAFE Min Vol Factor ETF	4.6
Deutsche Bank Securities, Inc.	3.0
iShares TIPS Bond ETF	3.0
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$930.90	$2.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.74

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (78.7%)
Invesco S&P 500 Low Volatility ETF	8,790	$542,695
Invesco S&P Emerging Markets Low Volatility ETF	2,940	62,945
Invesco S&P International Developed Low Volatility ETF	11,390	283,725
Invesco S&P MidCap Low Volatility ETF	5,730	301,341
Invesco S&P SmallCap Low Volatility ETF	2,970	136,293
iShares Core MSCI EAFE ETF	10,610	591,189
iShares Core MSCI Emerging Markets ETF	2,980	126,203
iShares Core S&P Total US Stock Market ETF	19,300	1,658,642
iShares MSCI EAFE Min Vol Factor ETF	4,820	282,067
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	1,270	63,741
iShares MSCI USA Min Vol Factor ETF	7,590	540,332
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	1,260	139,230

Total Equity		4,728,403

Fixed Income (20.8%)
iShares Core U.S. Aggregate Bond ETF	11,180	1,060,982
iShares TIPS Bond ETF	1,750	186,182

Total Fixed Income		1,247,164

Total Exchange Traded Funds (99.5%) (Cost $5,873,074)		5,975,567

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (3.1%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $186,798, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $190,518. (xx)	$186,782	$186,782

Total Short-Term Investment (3.1%) (Cost $186,782)		186,782

Total Investments in Securities (102.6%) (Cost $6,059,856)		6,162,349
Other Assets Less Liabilities (-2.6%)		(159,246)

Net Assets (100%)		$6,003,103

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $182,674. This was collateralized by cash of $186,782 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,975,567	$—	$—	$5,975,567
Short-Term Investment
Repurchase Agreement	—	186,782	—	186,782

Total Assets	$5,975,567	$186,782	$—	$6,162,349

Total Liabilities	$—	$—	$—	$—

Total	$5,975,567	$186,782	$—	$6,162,349

The Fund held no derivatives contracts during the year ended October 31, 2022.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,457,768
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$103,978

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$532,274
Aggregate gross unrealized depreciation	(442,338)

Net unrealized appreciation	$89,936

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,072,413

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $5,873,074)	$5,975,567
Repurchase Agreements (Cost $186,782)	186,782
Cash	56,355
Receivable from investment adviser	6,219
Prepaid registration and filing fees	4,496
Receivable for Fund shares sold	2,511
Securities lending income receivable	671
Other assets	56

Total assets	6,232,657

LIABILITIES
Payable for return of collateral on securities loaned	186,782
Accrued professional fees	38,429
Transfer agent fees payable	1,585
Trustees’ fees payable	68
Accrued expenses	2,690

Total liabilities	229,554

NET ASSETS	$6,003,103

Net assets were comprised of:
Paid in capital	$5,799,699
Total distributable earnings (loss)	203,404

Net assets	$6,003,103

Class I
Net asset value, offering and redemption price per share, $6,003,103 / 500,560 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.99

(x)	Includes value of securities on loan of $182,674.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$142,644
Interest	347
Securities lending (net)	5,208

Total income	148,199

EXPENSES
Professional fees	40,944
Investment advisory fees	30,338
Administrative fees	30,006
Registration and filing fees	19,666
Printing and mailing expenses	14,644
Transfer agent fees	11,600
Custodian fees	4,300
Trustees’ fees	243
Miscellaneous	3,836

Gross expenses	155,577
Less: Waiver from investment adviser	(60,344)
Reimbursement from investment adviser	(62,679)

Net expenses	32,554

NET INVESTMENT INCOME (LOSS)	115,645

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	25,132
Net change in unrealized appreciation (depreciation) on investments in securities	(1,103,028)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,077,896)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(962,251)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$115,645	$62,347
Net realized gain (loss)	25,132	57,650
Net change in unrealized appreciation (depreciation)	(1,103,028)	979,181

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(962,251)	1,099,178

Distributions to shareholders:
Class I	(123,256)	(166,556)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 107,689 and 56,933 shares, respectively ]	1,451,149	763,834
Capital shares issued in reinvestment of dividends [ 3,304 and 3,936 shares, respectively ]	46,681	49,156
Capital shares repurchased [ (9,613) and (16,517) shares, respectively ]	(124,690)	(215,489)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,373,140	597,501

TOTAL INCREASE (DECREASE) IN NET ASSETS	287,633	1,530,123
NET ASSETS:
Beginning of year	5,715,470	4,185,347

End of year	$6,003,103	$5,715,470

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$14.32		$11.80		$12.05		$10.84		$10.89

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.25		0.17		0.23		0.22		0.20
Net realized and unrealized gain (loss)	(2.28)		2.82		(0.26)		1.24		(0.06)

Total from investment operations	(2.03)		2.99		(0.03)		1.46		0.14

Less distributions:
Dividends from net investment income	(0.16)		(0.22)		(0.21)		(0.20)		(0.18)
Distributions from net realized gains	(0.14)		(0.25)		(0.01)		(0.05)		(0.01)

Total dividends and distributions	(0.30)		(0.47)		(0.22)		(0.25)		(0.19)

Net asset value, end of year	$11.99		$14.32		$11.80		$12.05		$10.84

Total return	(14.46)%		25.92%		(0.24)%		13.79%		1.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,003		$5,715		$4,185		$4,005		$2,915
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.54	%(j)	0.53	%(j)	0.53	%**(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (f)	2.57%		3.05%		3.86%		4.57%		5.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.91%		1.22%		1.93%		1.96%		1.80%
Before waivers and reimbursements (f)(x)	(0.12)%		(1.29)%		(1.39)%		(2.08)%		(2.99)%
Portfolio turnover rate^	2%		4%		20%		3%		2%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2045 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.30)%	4.57%	5.66%
S&P Target Date 2045 Index	(17.36)	5.13	6.34

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2045 Fund and the S&P Target Date 2045 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 2.30% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.30)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2045 Index, returned (17.36)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2045 Fund lost value, but outperformed its benchmark, the S&P Target Date 2045 Index. Comparative details follow.

What helped performance during the year?

•

Within equities, low-volatility weightings across markets were beneficial, including particularly significant allocations to U.S. large-cap stocks, and developed-market international stocks. In addition, having only low-volatility exposure within smaller allocations to emerging markets and U.S. small-cap companies helped to mitigate the damage in these hard-hit sectors.

•

The Fund was helped by a position in U.S. high-yield bonds, which outperformed the broad bond market. To a lesser extent, the Fund’s strategic diversification into inflation-protected bonds helped to mitigate the broader market downturn.

1290 RETIREMENT 2045 FUND (Unaudited)

What hurt performance during the year?

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2022
Equity	80.0%
Fixed Income	15.2
Repurchase Agreement	3.6
Investment Company	1.2

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2022
iShares Core S&P Total US Stock Market ETF	28.1%
iShares Core U.S. Aggregate Bond ETF	12.9
iShares Core MSCI EAFE ETF	9.8
Invesco S&P 500 Low Volatility ETF	9.3
iShares MSCI USA Min Vol Factor ETF	9.3
Invesco S&P MidCap Low Volatility ETF	5.1
iShares MSCI EAFE Min Vol Factor ETF	4.8
Invesco S&P International Developed Low Volatility ETF	4.7
Deutsche Bank Securities, Inc.	3.6
Invesco S&P SmallCap Low Volatility ETF	2.4
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$932.10	$2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.52	2.72

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2045 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (83.5%)
Invesco S&P 500 Low Volatility ETF	11,920	$735,941
Invesco S&P Emerging Markets Low Volatility ETF	4,020	86,068
Invesco S&P International Developed Low Volatility ETF	14,940	372,155
Invesco S&P MidCap Low Volatility ETF	7,740	407,047
Invesco S&P SmallCap Low Volatility ETF (x)	4,180	191,820
iShares Core MSCI EAFE ETF	13,990	779,523
iShares Core MSCI Emerging Markets ETF	3,940	166,859
iShares Core S&P Total US Stock Market ETF	25,870	2,223,268
iShares MSCI EAFE Min Vol Factor ETF	6,480	379,210
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	1,580	79,300
iShares MSCI USA Min Vol Factor ETF	10,310	733,969
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	1,640	181,220

Total Equity		6,336,380

Fixed Income (15.9%)
iShares Core U.S. Aggregate Bond ETF	10,800	1,024,920
iShares TIPS Bond ETF	1,690	179,799

Total Fixed Income		1,204,719

Total Exchange Traded Funds (99.4%) (Cost $7,189,904)		7,541,099

SHORT-TERM INVESTMENTS:
Investment Company (1.2%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	94,133	94,133

	Principal Amount	Value (Note 1)

Repurchase Agreement (3.8%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $287,025, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $292,741. (xx)	$287,001	$287,001

Total Short-Term Investments (5.0%) (Cost $381,134)		381,134

Total Investments in Securities (104.4%) (Cost $7,571,038)		7,922,233
Other Assets Less Liabilities (-4.4%)		(338,588)

Net Assets (100%)		$7,583,645

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $373,452. This was collateralized by cash of $381,134 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security.

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$7,541,099	$—	$—	$7,541,099
Short-Term Investments
Investment Company	94,133	—	—	94,133
Repurchase Agreement	—	287,001	—	287,001

Total Assets	$7,635,232	$287,001	$—	$7,922,233

Total Liabilities	$—	$—	$—	$—

Total	$7,635,232	$287,001	$—	$7,922,233

The Fund held no derivatives contracts during the year ended October 31, 2022.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,041,034
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$371,886

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$811,425
Aggregate gross unrealized depreciation	(462,713)

Net unrealized appreciation	$348,712

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,573,521

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $7,284,037)	$7,635,232
Repurchase Agreements (Cost $287,001)	287,001
Cash	70,094
Receivable from investment adviser	6,176
Prepaid registration and filing fees	4,567
Receivable for Fund shares sold	3,880
Securities lending income receivable	934
Dividends, interest and other receivables	5
Other assets	64

Total assets	8,007,953

LIABILITIES
Payable for return of collateral on securities loaned	381,134
Accrued professional fees	38,514
Transfer agent fees payable	1,593
Trustees’ fees payable	81
Accrued expenses	2,986

Total liabilities	424,308

NET ASSETS	$7,583,645

Net assets were comprised of:
Paid in capital	$7,007,026
Total distributable earnings (loss)	576,619

Net assets	$7,583,645

Class I
Net asset value, offering and redemption price per share, $7,583,645 / 650,107 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.67

(x)	Includes value of securities on loan of $373,452.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$183,368
Interest	451
Securities lending (net)	5,232

Total income	189,051

EXPENSES
Professional fees	41,497
Investment advisory fees	38,878
Administrative fees	30,007
Registration and filing fees	19,817
Printing and mailing expenses	16,339
Transfer agent fees	12,300
Custodian fees	4,800
Trustees’ fees	310
Miscellaneous	3,980

Gross expenses	167,928
Less: Waiver from investment adviser	(68,885)
Reimbursement from investment adviser	(57,664)

Net expenses	41,379

NET INVESTMENT INCOME (LOSS)	147,672

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	120,337
Net change in unrealized appreciation (depreciation) on investments in securities	(1,468,800)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,348,463)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,200,791)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$147,672	$98,203
Net realized gain (loss)	120,337	377,152
Net change in unrealized appreciation (depreciation)	(1,468,800)	1,357,551

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,200,791)	1,832,906

Distributions to shareholders:
Class I	(477,748)	(300,773)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 89,244 and 137,150 shares, respectively ]	1,131,378	1,838,993
Capital shares issued in reinvestment of dividends [ 19,296 and 12,999 shares, respectively ]	265,123	162,623
Capital shares repurchased [ (21,318) and (147,416) shares, respectively ]	(272,190)	(2,021,175)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,124,311	(19,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(554,228)	1,512,574
NET ASSETS:
Beginning of year	8,137,873	6,625,299

End of year	$7,583,645	$8,137,873

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$14.46		$11.83		$12.18		$10.91		$10.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.16		0.23		0.23		0.20
Net realized and unrealized gain (loss)	(2.18)		3.03		(0.36)		1.25		(0.03)

Total from investment operations	(1.94)		3.19		(0.13)		1.48		0.17

Less distributions:
Dividends from net investment income	(0.18)		(0.23)		(0.22)		(0.18)		(0.18)
Distributions from net realized gains	(0.67)		(0.33)		—	#	(0.03)		(0.01)

Total dividends and distributions	(0.85)		(0.56)		(0.22)		(0.21)		(0.19)

Net asset value, end of year	$11.67		$14.46		$11.83		$12.18		$10.91

Total return	(14.30)%		27.63%		(1.08)%		13.85%		1.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,584		$8,138		$6,625		$5,635		$3,834
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53	%(j)	0.53	%(j)	0.53	%**(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (f)	2.16%		2.18%		2.78%		3.51%		4.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.90%		1.21%		1.92%		1.97%		1.76%
Before waivers and reimbursements (f)(x)	0.27%		(0.43)%		(0.33)%		(1.01)%		(2.62)%
Portfolio turnover rate^	5%		18%		18%		1%		2%
**	Includes tax expense of less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2050 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.31)%	4.73%	5.89%
S&P Target Date 2050 Index	(17.50)	5.24	6.49

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2050 Fund and the S&P Target Date 2050 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 2.87% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.31)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2050 Index, returned (17.50)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2050 Fund lost value, but outperformed its benchmark, the S&P Target Date 2050 Index. Comparative details follow.

What helped performance during the year?

•

Within equities, low-volatility weightings across markets were beneficial, including particularly significant allocations to U.S. large-cap stocks, and developed-market international stocks. In addition, having only low-volatility exposure within smaller allocations to emerging markets and U.S. small-cap companies helped to mitigate the damage in these hard-hit sectors.

What hurt performance during the year?

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

1290 RETIREMENT 2050 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2022
Equity	84.1%
Fixed Income	11.1
Investment Company	2.8
Repurchase Agreement	2.0

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2022
iShares Core S&P Total US Stock Market ETF	29.3%
iShares Core MSCI EAFE ETF	10.1
iShares MSCI USA Min Vol Factor ETF	10.0
Invesco S&P 500 Low Volatility ETF	9.9
iShares Core U.S. Aggregate Bond ETF	9.5
Invesco S&P MidCap Low Volatility ETF	5.2
Invesco S&P International Developed Low Volatility ETF	5.2
iShares MSCI EAFE Min Vol Factor ETF	5.2
Dreyfus Treasury Obligations Cash Management Fund	2.8
Invesco S&P SmallCap Low Volatility ETF	2.4
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$931.80	$2.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.70

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (87.9%)
Invesco S&P 500 Low Volatility ETF	11,350	$700,749
Invesco S&P Emerging Markets Low Volatility ETF	3,580	76,648
Invesco S&P International Developed Low Volatility ETF	14,630	364,433
Invesco S&P MidCap Low Volatility ETF	7,030	369,708
Invesco S&P SmallCap Low Volatility ETF (x)	3,620	166,122
iShares Core MSCI EAFE ETF	12,830	714,888
iShares Core MSCI Emerging Markets ETF	3,820	161,777
iShares Core S&P Total US Stock Market ETF	24,050	2,066,857
iShares MSCI EAFE Min Vol Factor ETF	6,210	363,409
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	1,470	73,779
iShares MSCI USA Min Vol Factor ETF	9,850	701,221
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	1,490	164,645

Total Equity		5,924,236

Fixed Income (11.6%)
iShares Core U.S. Aggregate Bond ETF	7,040	668,096
iShares TIPS Bond ETF	1,090	115,965

Total Fixed Income		784,061

Total Exchange Traded Funds (99.5%) (Cost $6,330,823)		6,708,297

SHORT-TERM INVESTMENTS:
Investment Company (3.0%)
Dreyfus Treasury Obligations Cash Management Fund (xx)	200,000	200,000

	Principal Amount	Value (Note 1)

Repurchase Agreement (2.1%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $141,137, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $143,947. (xx)	$141,125	$141,125

Total Short-Term Investments (5.1%) (Cost $341,125)		341,125

Total Investments in Securities (104.6%) (Cost $6,671,948)		7,049,422
Other Assets Less Liabilities (-4.6%)		(306,020)

Net Assets (100%)		$6,743,402

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $334,214. This was collateralized by cash of $341,125 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,708,297	$—	$—	$6,708,297
Short-Term Investments
Investment Company	200,000	—	—	200,000
Repurchase Agreement	—	141,125	—	141,125

Total Assets	$6,908,297	$141,125	$—	$7,049,422

Total Liabilities	$—	$—	$—	$—

Total	$6,908,297	$141,125	$—	$7,049,422

The Fund held no derivatives contracts during the year ended October 31, 2022.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,549,347
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$99,781

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$712,530
Aggregate gross unrealized depreciation	(376,934)

Net unrealized appreciation	$335,596

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,713,826

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $6,530,823)	$6,908,297
Repurchase Agreements (Cost $141,125)	141,125
Cash	58,995
Receivable from investment adviser	6,214
Receivable for Fund shares sold	5,699
Prepaid registration and filing fees	4,523
Securities lending income receivable	2,187
Dividends, interest and other receivables	21
Other assets	61

Total assets	7,127,122

LIABILITIES
Payable for return of collateral on securities loaned	341,125
Accrued professional fees	38,505
Transfer agent fees payable	1,264
Trustees’ fees payable	83
Accrued expenses	2,743

Total liabilities	383,720

NET ASSETS	$6,743,402

Net assets were comprised of:
Paid in capital	$6,281,781
Total distributable earnings (loss)	461,621

Net assets	$6,743,402

Class I
Net asset value, offering and redemption price per share, $6,743,402 / 542,309 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.43

(x)	Includes value of securities on loan of $334,214.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$153,847
Interest	405
Securities lending (net)	8,761

Total income	163,013

EXPENSES
Professional fees	41,242
Investment advisory fees	33,176
Administrative fees	30,011
Registration and filing fees	19,671
Printing and mailing expenses	15,051
Transfer agent fees	11,000
Custodian fees	4,300
Trustees’ fees	265
Miscellaneous	3,877

Gross expenses	158,593
Less: Waiver from investment adviser	(63,187)
Reimbursement from investment adviser	(60,299)

Net expenses	35,107

NET INVESTMENT INCOME (LOSS)	127,906

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	32,873
Net change in unrealized appreciation (depreciation) on investments in securities	(1,191,150)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,158,277)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,030,371)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$127,906	$67,958
Net realized gain (loss)	32,873	67,673
Net change in unrealized appreciation (depreciation)	(1,191,150)	1,269,846

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,030,371)	1,405,477

Distributions to shareholders:
Class I	(139,581)	(134,290)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 130,163 and 53,658 shares, respectively ]	1,777,782	740,914
Capital shares issued in reinvestment of dividends [ 4,122 and 3,904 shares, respectively ]	60,381	49,665
Capital shares repurchased [ (25,931) and (28,413) shares, respectively ]	(356,653)	(390,949)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,481,510	399,630

TOTAL INCREASE (DECREASE) IN NET ASSETS	311,558	1,670,817
NET ASSETS:
Beginning of year	6,431,844	4,761,027

End of year	$6,743,402	$6,431,844

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$14.82		$11.76		$12.24		$10.97		$10.98

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.16		0.22		0.22		0.20
Net realized and unrealized gain (loss)	(2.34)		3.24		(0.46)		1.30		(0.02)

Total from investment operations	(2.08)		3.40		(0.24)		1.52		0.18

Less distributions:
Dividends from net investment income	(0.16)		(0.21)		(0.22)		(0.20)		(0.18)
Distributions from net realized gains	(0.15)		(0.13)		(0.02)		(0.05)		(0.01)

Total dividends and distributions	(0.31)		(0.34)		(0.24)		(0.25)		(0.19)

Net asset value, end of year	$12.43		$14.82		$11.76		$12.24		$10.97

Total return	(14.31)%		29.37%		(2.05)%		14.18%		1.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,743		$6,432		$4,761		$3,747		$3,068
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53	%(j)	0.53	%(j)	0.53	%**(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (f)	2.39%		2.75%		3.80%		4.52%		5.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.93%		1.17%		1.90%		1.96%		1.77%
Before waivers and reimbursements (f)(x)	0.07%		(1.05)%		(1.37)%		(2.03)%		(2.90)%
Portfolio turnover rate^	2%		5%		21%		2%		2%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2055 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.34)%	4.91%	6.11%
S&P Target Date 2055 Index	(17.52)	5.28	6.55

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2055 Fund and the S&P Target Date 2055 Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 3.24% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.34)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2055 Index, returned (17.52)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2055 Fund lost value, but outperformed its benchmark, the S&P Target Date 2055 Index. Comparative details follow.

What helped performance during the year?

•

Within equities, low-volatility weightings across markets were beneficial, including particularly significant allocations to U.S. large-cap stocks, and developed-market international stocks. In addition, having only low-volatility exposure within smaller allocations to emerging markets and U.S. small-cap companies helped to mitigate the damage in these hard-hit sectors.

What hurt performance during the year?

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

1290 RETIREMENT 2055 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2022
Equity	89.9%
Fixed Income	6.5
Repurchase Agreement	3.6

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2022
iShares Core S&P Total US Stock Market ETF	31.8%
iShares Core MSCI EAFE ETF	10.8
iShares MSCI USA Min Vol Factor ETF	10.6
Invesco S&P 500 Low Volatility ETF	10.5
Invesco S&P MidCap Low Volatility ETF	5.6
iShares Core U.S. Aggregate Bond ETF	5.5
iShares MSCI EAFE Min Vol Factor ETF	5.4
Invesco S&P International Developed Low Volatility ETF	5.3
Deutsche Bank Securities, Inc.	3.6
Invesco S&P SmallCap Low Volatility ETF	2.7

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$931.50	$2.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.68

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (93.1%)
Invesco S&P 500 Low Volatility ETF	8,970	$553,808
Invesco S&P Emerging Markets Low Volatility ETF	2,950	63,159
Invesco S&P International Developed Low Volatility ETF	11,220	279,490
Invesco S&P MidCap Low Volatility ETF	5,610	295,030
Invesco S&P SmallCap Low Volatility ETF	3,160	145,012
iShares Core MSCI EAFE ETF	10,300	573,916
iShares Core MSCI Emerging Markets ETF	2,880	121,968
iShares Core S&P Total US Stock Market ETF	19,590	1,683,565
iShares MSCI EAFE Min Vol Factor ETF (x)	4,850	283,822
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	1,240	62,236
iShares MSCI USA Min Vol Factor ETF	7,870	560,265
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	1,310	144,755

Total Equity		4,767,026

Fixed Income (6.7%)
iShares Core U.S. Aggregate Bond ETF	3,090	293,241
iShares TIPS Bond ETF	460	48,939

Total Fixed Income		342,180

Total Exchange Traded Funds (99.8%) (Cost $4,534,326)		5,109,206

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (3.7%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $191,972, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $195,795. (xx)	$191,956	$191,956

Total Short-Term Investment (3.7%) (Cost $191,956)		191,956

Total Investments in Securities (103.5%) (Cost $4,726,282)		5,301,162
Other Assets Less Liabilities (-3.5%)		(181,499)

Net Assets (100%)		$5,119,663

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $187,755. This was collateralized by cash of $191,956 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,109,206	$—	$—	$5,109,206
Short-Term Investment
Repurchase Agreement	—	191,956	—	191,956

Total Assets	$5,109,206	$191,956	$—	$5,301,162

Total Liabilities	$—	$—	$—	$—

Total	$5,109,206	$191,956	$—	$5,301,162

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$768,724
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$286,323

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$807,260
Aggregate gross unrealized depreciation	(232,666)

Net unrealized appreciation	$574,594

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,726,568

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $4,534,326)	$5,109,206
Repurchase Agreements (Cost $191,956)	191,956
Cash	52,331
Receivable from investment adviser	6,459
Prepaid registration and filing fees	4,459
Receivable for Fund shares sold	1,511
Securities lending income receivable	515
Other assets	45

Total assets	5,366,482

LIABILITIES
Payable for return of collateral on securities loaned	191,956
Accrued professional fees	38,438
Payable for securities purchased	12,353
Transfer agent fees payable	1,574
Trustees’ fees payable	69
Accrued expenses	2,429

Total liabilities	246,819

NET ASSETS	$5,119,663

Net assets were comprised of:
Paid in capital	$4,388,349
Total distributable earnings (loss)	731,314

Net assets	$5,119,663

Class I
Net asset value, offering and redemption price per share, $5,119,663 / 404,706 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.65

(x)	Includes value of securities on loan of $187,755.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$121,392
Interest	334
Securities lending (net)	5,036

Total income	126,762

EXPENSES
Professional fees	40,611
Administrative fees	30,006
Investment advisory fees	26,384
Registration and filing fees	19,600
Printing and mailing expenses	14,376
Transfer agent fees	11,800
Custodian fees	4,300
Trustees’ fees	209
Miscellaneous	3,804

Gross expenses	151,090
Less: Waiver from investment adviser	(56,390)
Reimbursement from investment adviser	(67,010)

Net expenses	27,690

NET INVESTMENT INCOME (LOSS)	99,072

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	87,863
Net change in unrealized appreciation (depreciation) on investments in securities	(995,869)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(908,006)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(808,934)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$99,072	$57,685
Net realized gain (loss)	87,863	24,625
Net change in unrealized appreciation (depreciation)	(995,869)	1,164,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(808,934)	1,247,048

Distributions to shareholders:
Class I	(86,186)	(114,811)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 65,983 and 44,363 shares, respectively ]	901,418	615,203
Capital shares issued in reinvestment of dividends [ 1,847 and 2,369 shares, respectively ]	27,561	30,211
Capital shares repurchased [ (28,317) and (12,648) shares, respectively ]	(392,385)	(182,370)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	536,594	463,044

TOTAL INCREASE (DECREASE) IN NET ASSETS	(358,526)	1,595,281
NET ASSETS:
Beginning of year	5,478,189	3,882,908

End of year	$5,119,663	$5,478,189

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$15.00		$11.73		$12.32		$11.04		$11.02

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.16		0.23		0.22		0.20
Net realized and unrealized gain (loss)	(2.37)		3.45		(0.58)		1.32		0.01

Total from investment operations	(2.11)		3.61		(0.35)		1.54		0.21

Less distributions:
Dividends from net investment income	(0.17)		(0.21)		(0.23)		(0.21)		(0.18)
Distributions from net realized gains	(0.07)		(0.13)		(0.01)		(0.05)		(0.01)

Total dividends and distributions	(0.24)		(0.34)		(0.24)		(0.26)		(0.19)

Net asset value, end of year	$12.65		$15.00		$11.73		$12.32		$11.04

Total return	(14.34)%		31.27%		(2.97)%		14.29%		1.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,120		$5,478		$3,883		$3,545		$2,918
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(j)	0.52	%(j)	0.53	%**(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (f)	2.86%		3.11%		4.34%		4.74%		5.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.88%		1.16%		1.97%		1.95%		1.73%
Before waivers and reimbursements (f)(x)	(0.46)%		(1.43)%		(1.84)%		(2.27)%		(3.02)%
Portfolio turnover rate^	5%		2%		6%		2%		2%
**	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2022, 2021, 2019 and 2018.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2060 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	(14.17)%	5.28%	6.46%
S&P Target Date 2060+ Index	(17.56)	5.33	6.61

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2060 Fund and the S&P Target Date 2060+ Index from 2/27/17 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratio including acquired fund fees for Class I share was 3.37% The net expense ratio for Class I share was 0.65%. The net expense ratio reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (14.17)% for the year ended October 31, 2022. The Fund’s benchmark, the S&P Target Date 2060+ Index, returned (17.56)% over the same year.

Overview

The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for capital appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) designed to track the return of various equity and bond sectors. Because of this, the 1290 Retirement Fund’s absolute performance will be a function of the percentage allocated to each asset class, and the relative performance (compared to the unmanaged benchmark) will depend on the performance of sector or category within those asset classes.

In the past year, the 1290 Retirement Funds were hurt by their allocations to both equities and bonds, due to the market’s overall negative tone: cash was one of the few sectors with positive returns. Their allocations to low-volatility U.S. and international developed markets on the equity side, as well as Treasury Inflation Protected Securities on the bond side, helped mitigate losses by outperforming the broad markets. In this environment, the 1290 Retirement 2060 Fund lost value, but outperformed its benchmark, the S&P Target Date 2060 Index. Comparative details follow.

What helped performance during the year?

•

Within equities, low-volatility weightings across markets were beneficial, including particularly significant allocations to U.S. large-cap stocks, and developed-market international stocks. In addition, having only low-volatility exposure within smaller allocations to emerging markets and U.S. small-cap companies helped to mitigate the damage in these hard-hit sectors.

What hurt performance during the year?

•	In the equity market, despite the low-volatility tilt, net losses were substantial in the U.S. large-cap sector, as well as the international developed world.

1290 RETIREMENT 2060 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2022
Equity	94.9%
Repurchase Agreement	3.5
Fixed Income	1.6

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2022
iShares Core S&P Total US Stock Market ETF	33.2%
iShares Core MSCI EAFE ETF	11.7
Invesco S&P 500 Low Volatility ETF	11.2
iShares MSCI USA Min Vol Factor ETF	11.1
Invesco S&P MidCap Low Volatility ETF	6.0
iShares MSCI EAFE Min Vol Factor ETF	5.7
Invesco S&P International Developed Low Volatility ETF	5.7
Deutsche Bank Securities, Inc.	3.5
Invesco S&P SmallCap Low Volatility ETF	2.8
SPDR SSGA US Small Cap Low Volatility Index ETF	2.7

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class I
Actual	$1,000.00	$932.20	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.57	2.66

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (99.0%)
Invesco S&P 500 Low Volatility ETF	9,720	$600,113
Invesco S&P Emerging Markets Low Volatility ETF	3,310	70,867
Invesco S&P International Developed Low Volatility ETF	12,270	305,646
Invesco S&P MidCap Low Volatility ETF	6,110	321,325
Invesco S&P SmallCap Low Volatility ETF	3,230	148,225
iShares Core MSCI EAFE ETF	11,270	627,964
iShares Core MSCI Emerging Markets ETF	3,150	133,402
iShares Core S&P Total US Stock Market ETF	20,800	1,787,552
iShares MSCI EAFE Min Vol Factor ETF	5,280	308,985
iShares MSCI Emerging Markets Min Vol Factor ETF (x)	1,220	61,232
iShares MSCI USA Min Vol Factor ETF	8,400	597,996
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	1,330	146,965

Total Equity		5,110,272

Fixed Income (1.6%)
iShares Core U.S. Aggregate Bond ETF	770	73,073
iShares TIPS Bond ETF	110	11,703

Total Fixed Income		84,776

Total Exchange Traded Funds (100.6%) (Cost $4,706,189)		5,195,048

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Repurchase Agreement (3.6%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $187,845, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $191,586. (xx)	$187,830	$187,830

Total Short-Term Investment (3.6%) (Cost $187,830)		187,830

Total Investments in Securities (104.2%) (Cost $4,894,019)		5,382,878
Other Assets Less Liabilities (-4.2%)		(220,149)

Net Assets (100%)		$5,162,729

(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $183,731. This was collateralized by cash of $187,830 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,195,048	$—	$—	$5,195,048
Short-Term Investment
Repurchase Agreement	—	187,830	—	187,830

Total Assets	$5,195,048	$187,830	$—	$5,382,878

Total Liabilities	$—	$—	$—	$—

Total	$5,195,048	$187,830	$—	$5,382,878

The Fund held no derivatives contracts during the year ended October 31, 2022.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$944,086
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$450,497

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$700,581
Aggregate gross unrealized depreciation	(223,003)

Net unrealized appreciation	$477,578

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,905,300

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $4,706,189)	$5,195,048
Repurchase Agreements (Cost $187,830)	187,830
Receivable for securities sold	77,848
Receivable from investment adviser	6,204
Prepaid registration and filing fees	4,483
Receivable for Fund shares sold	1,377
Securities lending income receivable	663
Other assets	52

Total assets	5,473,505

LIABILITIES
Payable for return of collateral on securities loaned	187,830
Overdraft payable	68,099
Accrued professional fees	38,440
Payable for Fund shares redeemed	12,318
Transfer agent fees payable	1,410
Trustees’ fees payable	66
Accrued expenses	2,613

Total liabilities	310,776

NET ASSETS	$5,162,729

Net assets were comprised of:
Paid in capital	$4,515,320
Total distributable earnings (loss)	647,409

Net assets	$5,162,729

Class I
Net asset value, offering and redemption price per share, $5,162,729 / 403,629 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.79

(x)	Includes value of securities on loan of $183,731.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$127,614
Interest	289
Securities lending (net)	3,978

Total income	131,881

EXPENSES
Professional fees	40,735
Administrative fees	30,005
Investment advisory fees	27,954
Registration and filing fees	19,600
Printing and mailing expenses	14,391
Transfer agent fees	12,400
Custodian fees	4,400
Trustees’ fees	219
Miscellaneous	3,829

Gross expenses	153,533
Less: Waiver from investment adviser	(57,959)
Reimbursement from investment adviser	(66,443)

Net expenses	29,131

NET INVESTMENT INCOME (LOSS)	102,750

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	94,052
Net change in unrealized appreciation (depreciation) on investments in securities	(1,048,819)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(954,767)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(852,017)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$102,750	$54,101
Net realized gain (loss)	94,052	56,769
Net change in unrealized appreciation (depreciation)	(1,048,819)	1,161,954

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(852,017)	1,272,824

Distributions to shareholders:
Class I	(116,998)	(126,805)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 83,004 and 60,936 shares, respectively ]	1,152,423	883,287
Capital shares issued in reinvestment of dividends [ 2,586 and 2,338 shares, respectively ]	38,948	29,954
Capital shares repurchased [ (54,036) and (15,498) shares, respectively ]	(717,525)	(219,446)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	473,846	693,795

TOTAL INCREASE (DECREASE) IN NET ASSETS	(495,169)	1,839,814
NET ASSETS:
Beginning of year	5,657,898	3,818,084

End of year	$5,162,729	$5,657,898

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2022		2021		2020		2019		2018
Net asset value, beginning of year	$15.21		$11.77		$12.38		$11.07		$11.03

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.25		0.16		0.24		0.22		0.20
Net realized and unrealized gain (loss)	(2.36)		3.66		(0.61)		1.34		0.03

Total from investment operations	(2.11)		3.82		(0.37)		1.56		0.23

Less distributions:
Dividends from net investment income	(0.16)		(0.22)		(0.22)		(0.21)		(0.18)
Distributions from net realized gains	(0.15)		(0.16)		(0.02)		(0.04)		(0.01)

Total dividends and distributions	(0.31)		(0.38)		(0.24)		(0.25)		(0.19)

Net asset value, end of year	$12.79		$15.21		$11.77		$12.38		$11.07

Total return	(14.17)%		33.13%		(3.11)%		14.43%		2.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,163		$5,658		$3,818		$3,490		$2,867
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(j)	0.52	%(j)	0.53	%**(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (f)	2.75%		3.24%		4.31%		4.83%		5.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.84%		1.13%		2.01%		1.93%		1.73%
Before waivers and reimbursements (f)(x)	(0.39)%		(1.58)%		(1.78)%		(2.39)%		(3.02)%
Portfolio turnover rate^	8%		4%		9%		2%		2%
**	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2022, 2021, 2019 and 2018.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers US Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/22

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(13.73)%	6.71%	7.20%
	with Sales Charge (a)	(18.46)	5.51	6.45
Fund – Class I Shares*		(13.56)	6.97	7.46
Fund – Class R Shares*		(13.97)	6.44	6.93
Fund – Class T Shares*†	without Sales Charge	(13.51)	6.97	7.46
	with Sales Charge (b)	(15.66)	6.44	7.12
MSCI World (Net) Index		(18.48)	6.37	6.99

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

    Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 SmartBeta Equity Fund and the MSCI World (Net) Index from 11/12/14 to 10/31/22. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2022, the gross expense ratios for Class A, I, R and T shares were 1.48%, 1.23%, 1.73% and 1.48%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (13.56)% for the year ended October 31, 2022. The Fund’s benchmark, the MSCI World (Net) Index, returned (18.48)% over the same year.

Overview — AXA Investment Managers US Inc.

Global equity markets fell over the year as a combination of geopolitical and macroeconomic risks weighed heavily on investor sentiment. The combination of a commodity price shock triggered by Russia’s invasion of Ukraine in early 2022 and global supply chain issues, in part related to China’s pursuit of a zero-COVID policy, sent inflation soaring over the course of the year. Central bank responses were closely watched by investors, and rapid global rate increases further weakened sentiment.

Fund Highlights

The 1290 SmartBeta Equity Fund delivered positive returns in absolute terms but underperformed its benchmark index. The investment strategy has behaved in-line with the subadviser’s expectations: participating in rising markets while seeking to provide some mitigation during market declines.

What helped performance during the year?

•

The lower beta profile and tilt away from mega-cap growth stocks worked well over the year, as this market segment was hurt by rising interest rates, which caused investors to reevaluate the premium paid for certain companies. Underweighting both Meta and Tesla, for example, contributed well to returns over the past year.

1290 SMARTBETA EQUITY FUND (Unaudited)

What hurt performance during the year?

•

The high quality/low volatility profile of stocks selected for the Fund tends to result in an underweight exposure to energy companies, and this presented a headwind over the year as this group of stocks were the best performing. Underweighting companies such as ExxonMobil, Chevron, ConocoPhillips and Shell were among the largest detractors from relative returns over the year.

Sector Weightings as of October 31, 2022	% of Net Assets
Financials	19.1%
Information Technology	18.1
Industrials	17.3
Health Care	12.7
Consumer Staples	11.6
Consumer Discretionary	6.1
Communication Services	4.6
Utilities	3.1
Materials	3.0
Real Estate	2.5
Energy	0.9
Repurchase Agreement	0.2
Cash and Other	0.8

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 SMARTBETA EQUITY FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period* 5/1/22 - 10/31/22
Class A
Actual	$1,000.00	$942.10	$5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class I
Actual	1,000.00	942.90	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class R
Actual	1,000.00	940.60	6.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87
Class T
Actual	1,000.00	942.90	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Fund’s A, I, R and T shares annualized expense ratio of 1.10%, 0.85%, 1.35% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.6%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	28,500	$519,555
Deutsche Telekom AG (Registered)	30,359	574,964
Nippon Telegraph & Telephone Corp.	8,500	234,029
Singapore Telecommunications Ltd.	67,600	119,384
Spark New Zealand Ltd.	84,881	252,671
Swisscom AG (Registered)	922	455,130
Telenor ASA	17,872	162,455
Telia Co. AB (x)	51,510	136,459

		2,454,647

Entertainment (0.2%)
Nintendo Co. Ltd.	3,000	122,465
Universal Music Group NV	6,511	127,738

		250,203

Interactive Media & Services (1.8%)
Alphabet, Inc., Class A*	30,400	2,873,104

Media (0.7%)
Charter Communications, Inc., Class A*	933	342,989
Comcast Corp., Class A	18,100	574,494
Quebecor, Inc., Class B	8,300	156,453

		1,073,936

Wireless Telecommunication Services (0.3%)
KDDI Corp.	7,000	206,900
Rogers Communications, Inc., Class B	4,800	199,808
T-Mobile US, Inc.*	1,018	154,288

		560,996

Total Communication Services		7,212,886

Consumer Discretionary (6.1%)
Auto Components (0.2%)
Bridgestone Corp.	8,900	320,938

Automobiles (0.6%)
Bayerische Motoren Werke AG	1,632	128,252
Tesla, Inc.*	2,381	541,773
Toyota Motor Corp.	23,300	322,716

		992,741

Distributors (0.2%)
Genuine Parts Co.	1,000	177,860
LKQ Corp.	2,700	150,228

		328,088

Hotels, Restaurants & Leisure (0.1%)
Aristocrat Leisure Ltd.	8,814	208,996

Household Durables (0.3%)
Sekisui House Ltd.	17,200	286,291
Sony Group Corp.	2,300	154,493

		440,784

Internet & Direct Marketing Retail (1.2%)
Amazon.com, Inc.*	17,800	1,823,432

Multiline Retail (0.8%)
Dollar General Corp.	1,700	433,585
Target Corp.	2,700	443,475
Wesfarmers Ltd.	10,269	298,607

		1,175,667

Specialty Retail (2.4%)
AutoZone, Inc.*	200	506,576
Home Depot, Inc. (The)	4,800	1,421,424
Lowe’s Cos., Inc.	4,100	799,295
O’Reilly Automotive, Inc.*	523	437,840
TJX Cos., Inc. (The)	4,500	324,450
Tractor Supply Co.	1,400	307,678

		3,797,263

Textiles, Apparel & Luxury Goods (0.3%)
Kering SA	311	142,516
Lululemon Athletica, Inc.*	497	163,533
LVMH Moet Hennessy Louis Vuitton SE	258	162,925

		468,974

Total Consumer Discretionary		9,556,883

Consumer Staples (11.6%)
Beverages (3.2%)
Brown-Forman Corp., Class B	3,900	265,200
Carlsberg A/S, Class B	1,112	131,061
Coca-Cola Co. (The)	26,300	1,574,055
Diageo plc	7,117	293,661
Heineken NV	4,730	395,456
Keurig Dr Pepper, Inc.	10,132	393,527
Monster Beverage Corp.*	1,657	155,294
PepsiCo, Inc.	9,900	1,797,642

		5,005,896

Food & Staples Retailing (1.7%)
Coles Group Ltd.	17,307	180,780
Costco Wholesale Corp.	2,168	1,087,252
George Weston Ltd.	1,000	110,067
Koninklijke Ahold Delhaize NV	14,652	409,056
Walmart, Inc.	5,700	811,281
Woolworths Group Ltd.	6,609	139,590

		2,738,026

Food Products (3.7%)
Archer-Daniels-Midland Co.	12,700	1,231,646
Danone SA	5,704	283,765
General Mills, Inc.	11,700	954,486
Hershey Co. (The)	3,500	835,695
J M Smucker Co. (The)	1,000	150,660
Kellogg Co.	7,700	591,514
McCormick & Co., Inc. (Non-Voting)	3,200	251,648
Mondelez International, Inc., Class A	4,600	282,808
Nestle SA (Registered)	9,488	1,033,177
Tyson Foods, Inc., Class A	2,000	136,700

		5,752,099

Household Products (2.5%)
Church & Dwight Co., Inc.	3,300	244,629
Clorox Co. (The)	1,600	233,664
Colgate-Palmolive Co.	12,800	945,152
Essity AB, Class B	5,085	107,492
Henkel AG & Co. KGaA (Preference)(q)	3,969	250,169
Kimberly-Clark Corp.	4,800	597,408

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
Procter & Gamble Co. (The)	11,800	$1,589,106

		3,967,620

Personal Products (0.5%)
Beiersdorf AG	2,994	287,538
L’Oreal SA	776	243,945
Unilever plc (Cboe Europe)	4,078	186,250
Unilever plc (London Stock Exchange)	1,300	59,254

		776,987

Total Consumer Staples		18,240,628

Energy (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Chevron Corp.	1,900	343,710
Enbridge, Inc.	15,300	596,120
Equinor ASA	9,445	345,552
OMV AG	2,887	133,067

Total Energy		1,418,449

Financials (19.1%)
Banks (6.0%)
Bank Hapoalim BM	42,421	409,378
Bank Leumi Le-Israel BM	10,549	100,757
Bank of America Corp.	22,500	810,900
Bank of Montreal	6,400	589,523
Bank of Nova Scotia (The)	12,400	599,361
Canadian Imperial Bank of Commerce	9,000	408,728
Commonwealth Bank of Australia	2,502	167,530
DBS Group Holdings Ltd.	11,000	265,753
Israel Discount Bank Ltd., Class A	31,153	177,385
JPMorgan Chase & Co.	11,100	1,397,268
Mitsubishi UFJ Financial Group, Inc.	48,200	226,745
National Bank of Canada	2,900	197,456
Nordea Bank Abp	13,972	133,529
Oversea-Chinese Banking Corp. Ltd.	22,500	192,798
PNC Financial Services Group, Inc. (The)	2,700	436,941
Regions Financial Corp.	5,900	129,505
Royal Bank of Canada(x)	11,400	1,054,773
Sumitomo Mitsui Financial Group, Inc.	10,000	280,642
Sumitomo Mitsui Trust Holdings, Inc.	10,700	307,770
Svenska Handelsbanken AB, Class A	12,505	116,259
Toronto-Dominion Bank (The)	12,400	793,596
United Overseas Bank Ltd.	27,600	541,238
US Bancorp	2,900	123,105

		9,460,940

Capital Markets (3.0%)
Ameriprise Financial, Inc.	400	123,648
ASX Ltd.	7,512	325,302
Bank of New York Mellon Corp. (The)	4,300	181,073
CME Group, Inc.	1,900	329,270
Deutsche Boerse AG	2,051	333,729
FactSet Research Systems, Inc.	300	127,647
Goldman Sachs Group, Inc. (The)	1,000	344,510
Moody’s Corp.	1,700	450,279
Morgan Stanley	5,500	451,935
MSCI, Inc.	700	328,202
Nasdaq, Inc.	1,800	112,032
Northern Trust Corp.	4,200	354,270
Raymond James Financial, Inc.	3,200	378,048
S&P Global, Inc.	2,100	674,625
TMX Group Ltd.	1,900	182,671

		4,697,241

Consumer Finance (0.5%)
American Express Co.	3,900	578,955
Discover Financial Services	1,400	146,244

		725,199

Diversified Financial Services (1.0%)
Berkshire Hathaway, Inc., Class B*	5,500	1,622,995

Insurance (8.6%)
Admiral Group plc	5,511	127,475
Aflac, Inc.	13,200	859,452
Allianz SE (Registered)	3,356	604,278
American Financial Group, Inc.	1,000	145,110
American International Group, Inc.	5,400	307,800
Aon plc, Class A	3,400	957,066
Arthur J Gallagher & Co.	3,100	579,948
Assicurazioni Generali SpA	20,746	311,429
Chubb Ltd.	4,500	967,005
Dai-ichi Life Holdings, Inc.	9,200	145,862
Hannover Rueck SE	1,052	171,332
Hartford Financial Services Group, Inc. (The)	2,600	188,266
Intact Financial Corp.	3,000	455,852
Loews Corp.	5,300	302,206
Manulife Financial Corp.	23,400	387,839
Marsh & McLennan Cos., Inc.	7,000	1,130,430
MetLife, Inc.	7,600	556,396
MS&AD Insurance Group Holdings, Inc.	8,500	225,283
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,959	517,682
NN Group NV	6,875	291,132
Prudential Financial, Inc.	1,400	147,266
Sampo OYJ, Class A	10,515	480,916
Sompo Holdings, Inc.	9,600	399,831
Sun Life Financial, Inc.	8,100	344,013
Swiss Re AG	1,961	145,702
Tokio Marine Holdings, Inc.	8,400	152,019
Travelers Cos., Inc. (The)	5,900	1,088,314
W R Berkley Corp.	6,500	483,470
Willis Towers Watson plc	2,100	458,241
Zurich Insurance Group AG	1,542	658,008

		13,589,623

Total Financials		30,095,998

Health Care (12.7%)
Biotechnology (0.9%)
Amgen, Inc.	1,206	326,042
CSL Ltd.	795	142,630
Gilead Sciences, Inc.	1,700	133,382
Regeneron Pharmaceuticals, Inc.*	551	412,561
Vertex Pharmaceuticals, Inc.*	1,267	395,304

		1,409,919

Health Care Equipment & Supplies (1.8%)
Abbott Laboratories	11,700	1,157,598
Becton Dickinson and Co.	1,300	306,761
Boston Scientific Corp.*	6,000	258,660

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
Coloplast A/S, Class B	1,154	$128,660
Edwards Lifesciences Corp.*	5,100	369,393
Hologic, Inc.*	2,500	169,500
IDEXX Laboratories, Inc.*	562	202,140
ResMed, Inc.	1,200	268,428

		2,861,140

Health Care Providers & Services (3.1%)
AmerisourceBergen Corp.	1,200	188,664
Cigna Corp.	1,800	581,508
CVS Health Corp.	6,200	587,140
Elevance Health, Inc.	1,100	601,447
HCA Healthcare, Inc.	1,900	413,193
Humana, Inc.	300	167,424
Laboratory Corp. of America Holdings	700	155,302
McKesson Corp.	1,300	506,181
UnitedHealth Group, Inc.	2,900	1,609,935

		4,810,794

Life Sciences Tools & Services (1.9%)
Agilent Technologies, Inc.	3,500	484,225
Danaher Corp.	3,200	805,344
Mettler-Toledo International, Inc.*	200	252,986
Thermo Fisher Scientific, Inc.	2,000	1,027,940
Waters Corp.*	900	269,253
West Pharmaceutical Services, Inc.	900	207,090

		3,046,838

Pharmaceuticals (5.0%)
Astellas Pharma, Inc.	20,500	282,143
Bristol-Myers Squibb Co.	3,400	263,398
Eli Lilly and Co.	2,500	905,225
Johnson & Johnson	11,200	1,948,464
Merck & Co., Inc.	11,100	1,123,320
Merck KGaA	2,813	458,691
Novartis AG (Registered)	8,181	660,951
Novo Nordisk A/S, Class B	4,065	441,931
Pfizer, Inc.	5,400	251,370
Roche Holding AG	2,282	757,856
Zoetis, Inc.	4,600	693,588

		7,786,937

Total Health Care		19,915,628

Industrials (17.3%)
Aerospace & Defense (1.9%)
Airbus SE	2,956	320,112
General Dynamics Corp.	2,900	724,420
L3Harris Technologies, Inc.	700	172,529
Lockheed Martin Corp.	1,800	876,024
Northrop Grumman Corp.	1,400	768,614
Raytheon Technologies Corp.	1,400	132,748

		2,994,447

Air Freight & Logistics (0.8%)
Deutsche Post AG (Registered)	4,680	166,084
Expeditors International of Washington, Inc.	4,800	469,680
United Parcel Service, Inc., Class B	3,500	587,195

		1,222,959

Building Products (1.3%)
Allegion plc	5,500	576,235
Assa Abloy AB, Class B	13,662	275,932
Daikin Industries Ltd.	1,000	150,543
Geberit AG (Registered)	619	275,269
Johnson Controls International plc	5,800	335,472
Trane Technologies plc	2,600	415,038

		2,028,489

Commercial Services & Supplies (1.1%)
Brambles Ltd.	40,979	306,159
Cintas Corp.	844	360,852
Copart, Inc.*	1,507	173,335
Republic Services, Inc.	1,100	145,882
Secom Co. Ltd.	2,500	142,759
Waste Management, Inc.	4,300	680,991

		1,809,978

Construction & Engineering (0.1%)
WSP Global, Inc.	900	110,615

Electrical Equipment (1.7%)
ABB Ltd. (Registered)	10,619	295,234
Eaton Corp. plc	4,900	735,343
Emerson Electric Co.	12,000	1,039,200
Rockwell Automation, Inc.	1,300	331,890
Schneider Electric SE	2,328	295,081

		2,696,748

Industrial Conglomerates (1.7%)
3M Co.	9,200	1,157,268
Honeywell International, Inc.	7,100	1,448,542

		2,605,810

Machinery (3.3%)
Atlas Copco AB, Class A	35,680	381,450
Caterpillar, Inc.	1,000	216,460
CNH Industrial NV	12,477	161,590
Cummins, Inc.	1,000	244,510
Deere & Co.	1,300	514,566
Dover Corp.	2,600	339,794
Epiroc AB, Class A	10,331	158,176
Fortive Corp.	2,400	153,360
GEA Group AG	3,889	136,053
IDEX Corp.	1,700	377,927
Illinois Tool Works, Inc.	4,800	1,024,944
PACCAR, Inc.	7,181	695,336
Pentair plc	5,900	253,405
Snap-on, Inc.	1,600	355,280
Volvo AB, Class B	12,291	201,266

		5,214,117

Marine (0.1%)
AP Moller - Maersk A/S, Class A	56	112,085

Professional Services (0.8%)
Jacobs Solutions, Inc.	1,400	161,308
Thomson Reuters Corp.	1,700	180,800
Verisk Analytics, Inc.	1,600	292,528
Wolters Kluwer NV	6,349	674,812

		1,309,448

Road & Rail (2.9%)
Canadian National Railway Co.	5,900	698,983
Canadian Pacific Railway Ltd.	4,400	328,010
CSX Corp.	26,701	775,931

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
JB Hunt Transport Services, Inc.	800	$136,856
Norfolk Southern Corp.	4,600	1,049,122
Old Dominion Freight Line, Inc.	1,400	384,440
Union Pacific Corp.	6,100	1,202,554

		4,575,896

Trading Companies & Distributors (1.6%)
Brenntag SE	4,227	256,656
Fastenal Co.	12,442	601,322
ITOCHU Corp.	16,000	414,163
Mitsubishi Corp.	8,400	227,717
Mitsui & Co. Ltd.	15,500	343,263
Sumitomo Corp.	16,800	214,159
WW Grainger, Inc.	800	467,480

		2,524,760

Total Industrials		27,205,352

Information Technology (18.1%)
Communications Equipment (0.8%)
Cisco Systems, Inc.	21,694	985,558
Motorola Solutions, Inc.	1,400	349,594

		1,335,152

Electronic Equipment, Instruments & Components (1.6%)
Amphenol Corp., Class A	8,700	659,721
CDW Corp.	4,400	760,364
Hexagon AB, Class B	20,718	204,906
Keysight Technologies, Inc.*	1,900	330,885
Kyocera Corp.	2,400	120,101
Murata Manufacturing Co. Ltd.	2,800	137,462
TE Connectivity Ltd.	1,300	158,899
Trimble, Inc.*	2,300	138,368

		2,510,706

IT Services (3.8%)
Accenture plc, Class A	3,000	851,700
Automatic Data Processing, Inc.	4,011	969,459
CGI, Inc.*	1,600	128,883
Cognizant Technology Solutions Corp., Class A	2,209	137,510
Fiserv, Inc.*	2,300	236,302
Gartner, Inc.*	900	271,728
International Business Machines Corp.	2,300	318,067
Mastercard, Inc., Class A	2,800	918,904
Paychex, Inc.	4,091	484,006
VeriSign, Inc.*	1,395	279,642
Visa, Inc., Class A	5,200	1,077,232
Western Union Co. (The)	18,100	244,531

		5,917,964

Semiconductors & Semiconductor Equipment (1.8%)
Applied Materials, Inc.	5,084	448,866
ASML Holding NV	1,376	650,000
KLA Corp.	500	158,225
NXP Semiconductors NV	2,814	411,069
Texas Instruments, Inc.	7,800	1,252,914

		2,921,074

Software (5.1%)
Adobe, Inc.*	1,526	486,031
Autodesk, Inc.*	780	167,154
Cadence Design Systems, Inc.*	2,296	347,592
Microsoft Corp.	22,210	5,155,607
Oracle Corp.	11,900	929,033
Roper Technologies, Inc.	1,200	497,448
Synopsys, Inc.*	1,445	422,735

		8,005,600

Technology Hardware, Storage & Peripherals (5.0%)
Apple, Inc.	47,200	7,237,648
Canon, Inc. (x)	10,500	222,718
FUJIFILM Holdings Corp.	3,700	169,678
HP, Inc.	7,000	193,340

		7,823,384

Total Information Technology		28,513,880

Materials (3.0%)
Chemicals (2.3%)
Air Products and Chemicals, Inc.	1,700	425,680
BASF SE	6,433	288,849
Corteva, Inc.	10,800	705,672
Evonik Industries AG	5,880	108,402
Givaudan SA (Registered)	154	459,839
Koninklijke DSM NV	1,950	229,902
Novozymes A/S, Class B	2,091	109,819
Nutrien Ltd.	3,600	304,177
Sherwin-Williams Co. (The)	2,900	652,587
Symrise AG	2,778	283,733
Yara International ASA	2,537	113,231

		3,681,891

Containers & Packaging (0.1%)
Avery Dennison Corp.	800	135,640

Metals & Mining (0.6%)
BHP Group Ltd.	7,744	185,061
Franco-Nevada Corp.	1,200	148,270
Rio Tinto Ltd.	2,153	121,466
Rio Tinto plc	3,125	162,595
Wheaton Precious Metals Corp.	9,200	300,983

		918,375

Total Materials		4,735,906

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (2.2%)
American Tower Corp. (REIT)	3,200	663,008
AvalonBay Communities, Inc. (REIT)	2,200	385,264
Crown Castle, Inc. (REIT)	3,400	453,084
Digital Realty Trust, Inc. (REIT)	1,600	160,400
Equity Residential (REIT)	3,400	214,268
Japan Real Estate Investment Corp. (REIT)	37	155,022
Mid-America Apartment Communities, Inc. (REIT)	900	141,705
Nippon Building Fund, Inc. (REIT)	41	182,259
Nomura Real Estate Master Fund, Inc. (REIT)	138	157,309
Prologis, Inc. (REIT)	4,500	498,375
Public Storage (REIT)	1,000	309,750
Weyerhaeuser Co. (REIT)	4,500	139,185

		3,459,629

Real Estate Management & Development (0.3%)
CBRE Group, Inc., Class A*	2,300	163,162

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

	Number of Shares	Value (Note 1)
Mitsubishi Estate Co. Ltd.	9,200	$115,885
Swiss Prime Site AG (Registered)	1,335	107,723

		386,770

Total Real Estate		3,846,399

Utilities (3.1%)
Electric Utilities (1.0%)
Eversource Energy	8,600	656,008
Hydro One Ltd. (m)	6,600	165,491
Iberdrola SA	32,488	329,892
Terna - Rete Elettrica Nazionale	58,178	385,672

		1,537,063

Gas Utilities (0.5%)
Atmos Energy Corp.	4,100	436,855
Snam SpA	93,581	416,351

		853,206

Independent Power and Renewable Electricity Producers (0.1%)
Northland Power, Inc.	4,500	130,936

Multi-Utilities (1.2%)
CenterPoint Energy, Inc.	4,700	134,467
CMS Energy Corp.	2,600	148,330
Consolidated Edison, Inc.	7,600	668,496
DTE Energy Co.	1,200	134,532
National Grid plc	11,977	130,265
Sempra Energy	3,600	543,384
WEC Energy Group, Inc.	1,700	155,261

		1,914,735

Water Utilities (0.3%)
American Water Works Co., Inc.	2,100	305,214
Essential Utilities, Inc.	3,000	132,660

		437,874

Total Utilities		4,873,814

Total Common Stocks (99.0%) (Cost $158,663,318)		155,615,823

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Repurchase Agreement (0.2%)
Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $338,514, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22-8/15/52; total market value $345,255. (xx)	$338,485	338,485

Total Short-Term Investment (0.2%) (Cost $338,485)		338,485

Total Investments in Securities (99.2%) (Cost $159,001,803)		155,954,308
Other Assets Less Liabilities (0.8%)		1,250,444

Net Assets (100%)		$157,204,752

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2022, the market value or fair value, as applicable, of these securities amounted to $165,491 or 0.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at October 31, 2022.
(xx)

At October 31, 2022, the Fund had loaned securities with a total value of $1,270,288. This was collateralized by $1,002,370 of various U.S. Government Treasury Securities, ranging from 1.375% – 3.875%, maturing 11/30/25 – 8/15/50 and by cash of $338,485 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Country Diversification As a Percentage of Total Net Assets
Australia	1.3%
Austria	0.1
Brazil	0.3
Canada	5.3
China	0.3
Denmark	0.6
Finland	0.4
France	0.7
Germany	2.9
Israel	0.4
Italy	0.7
Japan	4.1
Netherlands	1.8
New Zealand	0.2
Norway	0.3
Singapore	0.7
Spain	0.2
Sweden	1.0
Switzerland	1.9
United Kingdom	0.6
United States	75.4
Cash and Other	0.8

100.0%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2022

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2022:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,820,691	$2,392,195	$—	$7,212,886
Consumer Discretionary	7,531,149	2,025,734	—	9,556,883
Consumer Staples	14,239,434	4,001,194	—	18,240,628
Energy	939,830	478,619	—	1,418,449
Financials	22,286,234	7,809,764	—	30,095,998
Health Care	17,042,766	2,872,862	—	19,915,628
Industrials	21,696,789	5,508,563	—	27,205,352
Information Technology	27,009,015	1,504,865	—	28,513,880
Materials	2,673,009	2,062,897	—	4,735,906
Real Estate	3,128,201	718,198	—	3,846,399
Utilities	3,611,634	1,262,180	—	4,873,814
Short-Term Investment
Repurchase Agreement	—	338,485	—	338,485

Total Assets	$124,978,752	$30,975,556	$—	$155,954,308

Total Liabilities	$—	$—	$—	$—

Total	$124,978,752	$30,975,556	$—	$155,954,308

The Fund held no derivatives contracts during the year ended October 31, 2022.

Investment security transactions for the year ended October 31, 2022 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$106,385,856
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$54,597,475

As of October 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,968,447
Aggregate gross unrealized depreciation	(12,181,873)

Net unrealized depreciation	$(3,213,426)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$159,167,734

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $158,663,318)	$155,615,823
Repurchase Agreements (Cost $338,485)	338,485
Foreign cash (Cost $375,086)	373,094
Receivable for securities sold	2,710,795
Receivable for Fund shares sold	516,762
Dividends, interest and other receivables	272,569
Prepaid registration and filing fees	28,460
Securities lending income receivable	1,369
Other assets	1,446

Total assets	159,858,803

LIABILITIES
Overdraft payable	1,568,148
Payable for securities purchased	441,344
Payable for return of collateral on securities loaned	338,485
Payable for Fund shares redeemed	167,537
Transfer agent fees payable	29,321
Administrative fees payable	19,185
Investment advisory fees payable	10,083
Trustees’ fees payable	1,702
Distribution fees payable – Class A	977
Distribution fees payable – Class R	555
Accrued expenses	76,714

Total liabilities	2,654,051

NET ASSETS	$157,204,752

Net assets were comprised of:
Paid in capital	$162,565,755
Total distributable earnings (loss)	(5,361,003)

Net assets	$157,204,752

Class A
Net asset value and redemption price per share, $4,887,806 / 345,524 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.15
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share	$14.97

Class I
Net asset value, offering and redemption price per share, $150,788,970 / 10,624,530 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.19

Class R
Net asset value, offering and redemption price per share, $1,381,392 / 97,958 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.10

Class T**
Net asset value and redemption price per share, $146,584 / 10,332 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.19
Maximum sales charge (2.50% of offering price)	0.36

Maximum offering price per share	$14.55

(x)	Includes value of securities on loan of $1,270,288.
**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends (net of $169,743 foreign withholding tax)	$3,028,328
Interest	1,013
Securities lending (net)	10,935

Total income	3,040,276

EXPENSES
Investment advisory fees	1,025,259
Administrative fees	219,699
Transfer agent fees	186,900
Professional fees	120,877
Registration and filing fees	48,877
Printing and mailing expenses	41,057
Custodian fees	32,900
Distribution fees – Class A	12,268
Distribution fees – Class R	6,072
Trustees’ fees	6,054
Distribution fees – Class T**	398
Miscellaneous	37,844

Gross expenses	1,738,205
Less: Waiver from investment adviser	(475,250)
Waiver from distributor	(398)

Net expenses	1,262,557

NET INVESTMENT INCOME (LOSS)	1,777,719

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(3,508,641)
Foreign currency transactions	(130,693)

Net realized gain (loss)	(3,639,334)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(20,485,328)
Foreign currency translations	(14,269)

Net change in unrealized appreciation (depreciation)	(20,499,597)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,138,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,361,212)

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,777,719	$1,062,547
Net realized gain (loss)	(3,639,334)	8,608,441
Net change in unrealized appreciation (depreciation)	(20,499,597)	13,571,896

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,361,212)	23,242,884

Distributions to shareholders:
Class A	(351,608)	(40,097)
Class I	(9,465,365)	(773,942)
Class R	(71,605)	(2,846)
Class T**	(13,147)	(2,027)

Total distributions to shareholders	(9,901,725)	(818,912)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 76,397 and 72,644 shares, respectively ]	1,157,736	1,161,775
Capital shares issued in reinvestment of dividends [ 20,966 and 2,635 shares, respectively ]	351,607	38,322
Capital shares repurchased [ (34,561) and (38,308) shares, respectively ]	(524,512)	(619,414)

Total Class A transactions	984,831	580,683

Class I
Capital shares sold [ 6,210,077 and 5,685,167 shares, respectively ]	95,868,042	91,584,341
Capital shares issued in reinvestment of dividends [ 563,723 and 40,091 shares, respectively ]	9,464,904	583,327
Capital shares repurchased [ (3,189,544) and (2,182,924) shares, respectively ]	(47,975,390)	(35,774,883)

Total Class I transactions	57,357,556	56,392,785

Class R
Capital shares sold [ 49,639 and 50,673 shares, respectively ]	777,333	835,353
Capital shares issued in reinvestment of dividends [ 4,275 and 100 shares, respectively ]	71,605	1,448
Capital shares repurchased [ (9,270) and (15,174) shares, respectively ]	(140,469)	(246,722)

Total Class R transactions	708,469	590,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	59,050,856	57,563,547

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,787,919	79,987,519
NET ASSETS:
Beginning of year	130,416,833	50,429,314

End of year	$157,204,752	$130,416,833

** Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.61	$13.34	$13.34	$12.09	$12.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.14	0.15	0.15
Net realized and unrealized gain (loss)	(2.37)	4.29	0.14	1.67	0.06

Total from investment operations	(2.22)	4.43	0.28	1.82	0.21

Less distributions:
Dividends from net investment income	(0.13)	(0.08)	(0.13)	(0.14)	(0.15)
Distributions from net realized gains	(1.11)	(0.08)	(0.15)	(0.43)	(0.20)

Total dividends and distributions	(1.24)	(0.16)	(0.28)	(0.57)	(0.35)

Net asset value, end of year	$14.15	$17.61	$13.34	$13.34	$12.09

Total return	(13.73)%	33.49%	2.07%	15.81%	1.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,888	$4,978	$3,278	$2,014	$1,123
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.14%	1.15%	1.15%
Before waivers and reimbursements (f)	1.42%	1.48%	1.83%	2.26%	2.42%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.96%	0.89%	1.04%	1.19%	1.21%
Before waivers and reimbursements (f)	0.64%	0.51%	0.35%	0.08%	(0.06)%
Portfolio turnover rate ^	38%	59%	42%	31%	49%

Class I	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.66	$13.37	$13.37	$12.11	$12.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.19	0.17	0.19	0.18
Net realized and unrealized gain (loss)	(2.38)	4.29	0.14	1.67	0.06

Total from investment operations	(2.19)	4.48	0.31	1.86	0.24

Less distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.16)	(0.17)	(0.18)
Distributions from net realized gains	(1.11)	(0.08)	(0.15)	(0.43)	(0.20)

Total dividends and distributions	(1.28)	(0.19)	(0.31)	(0.60)	(0.38)

Net asset value, end of year	$14.19	$17.66	$13.37	$13.37	$12.11

Total return	(13.56)%	33.87%	2.30%	16.16%	1.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$150,789	$124,320	$46,777	$23,959	$16,340
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.89%	0.90%	0.90%
Before waivers and reimbursements (f)	1.17%	1.23%	1.58%	2.02%	2.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.23%	1.16%	1.27%	1.49%	1.47%
Before waivers and reimbursements (f)	0.90%	0.78%	0.58%	0.37%	0.21%
Portfolio turnover rate ^	38%	59%	42%	31%	49%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.56	$13.30	$13.31	$12.06	$12.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.10	0.12	0.12
Net realized and unrealized gain (loss)	(2.37)	4.29	0.14	1.67	0.06

Total from investment operations	(2.26)	4.39	0.24	1.79	0.18

Less distributions:
Dividends from net investment income	(0.09)	(0.05)	(0.10)	(0.11)	(0.12)
Distributions from net realized gains	(1.11)	(0.08)	(0.15)	(0.43)	(0.20)

Total dividends and distributions	(1.20)	(0.13)	(0.25)	(0.54)	(0.32)

Net asset value, end of year	$14.10	$17.56	$13.30	$13.31	$12.06

Total return	(13.97)%	33.21%	1.75%	15.55%	1.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,381	$936	$236	$151	$136
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.35%	1.35%	1.39%	1.40%	1.40%
Before waivers and reimbursements (f)	1.68%	1.73%	2.09%	2.52%	2.66%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.72%	0.64%	0.77%	1.00%	0.98%
Before waivers and reimbursements (f)	0.40%	0.26%	0.07%	(0.12)%	(0.29)%
Portfolio turnover rate ^	38%	59%	42%	31%	49%

Class T**	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.65	$13.37	$13.37	$12.11	$12.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.18	0.17	0.19	0.18
Net realized and unrealized gain (loss)	(2.36)	4.29	0.14	1.67	0.06

Total from investment operations	(2.18)	4.47	0.31	1.86	0.24

Less distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.16)	(0.17)	(0.18)
Distributions from net realized gains	(1.11)	(0.08)	(0.15)	(0.43)	(0.20)

Total dividends and distributions	(1.28)	(0.19)	(0.31)	(0.60)	(0.38)

Net asset value, end of year	$14.19	$17.65	$13.37	$13.37	$12.11

Total return	(13.51)%	33.79%	2.30%	16.16%	1.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$147	$182	$138	$138	$125
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.90%	0.90%	0.90%
Before waivers and reimbursements (f)	1.42%	1.48%	1.84%	2.27%	2.41%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.20%	1.14%	1.28%	1.50%	1.47%
Before waivers and reimbursements (f)	0.63%	0.50%	0.33%	0.13%	(0.04)%
Portfolio turnover rate ^	38%	59%	42%	31%	49%
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C Shares.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open- end management investment company with sixteen diversified funds in operation (each, a “Fund” and collectively, the “Funds”). The investment adviser to each Fund is Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”).

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and the 1290 Retirement 2060 Fund (each, a “1290 Retirement Fund” and together, the “1290 Retirement Funds”) as well as 1290 Multi- Alternative Strategies Fund are types of mutual funds often described as “fund-of-funds.” These Funds pursue their investment objectives by investing exclusively in other unaffiliated investment companies or exchange-traded funds (“ETFs”). The underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and are publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/ companysearch.html).

The Trust has authorized four classes of shares, Class A, Class I, Class R and Class T on behalf of each of the sixteen Funds. Class T shares are currently not offered for sale. Additionally, 1290 Retirement Funds currently only offer Class I shares for sale.

The Class A, Class R and Class T shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Diversified Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund (formerly 1290 DoubleLine Dynamic Allocation Fund) and 1290 High Yield Bond Fund, and up to 5.50% for 1290 GAMCO Small/Mid Cap Value Fund, 1290 Essex Small Cap Growth Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and each 1290 Retirement Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of the original net asset value (“NAV”) of the redeemed shares at the time of purchase or the aggregate NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class T shares are subject to a maximum front-end sales charge of up to 2.50%.

On March 2, 2022, EIM redeemed capital out of the 1290 High Yield Bond Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2030 Fund, and 1290 Retirement 2035 Fund in the amount of $5,000,000, $1,500,000, $1,600,000, and $1,700,000, respectively, for Class I shares.

On June 1, 2022, EIM redeemed capital out of the 1290 High Yield Bond Fund in the amount of $5,000,000 for Class I shares.

On July 11, 2022, EIM contributed seed capital to the 1290 Essex Small Cap Growth Fund in the amount of $100,000, for Class A.

On August 19, 2022, EIM redeemed capital out of the 1290 High Yield Bond Fund in the amount of $5,000,000 for Class I shares.

The investment objectives of each Fund are as follows:

1290 Diversified Bond Fund (sub-advised by Brandywine Global Investment Management, LLC) — Seeks to maximize total return consisting of income and capital appreciation.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

1290 Essex Small Cap Growth Fund (sub-advised by Essex Investment Management Company, LLC) — Seeks long-term growth of capital.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management Inc.) — Seeks to maximize capital appreciation.

1290 High Yield Bond Fund (sub-advised by AXA Investment Managers US Inc.) — Seeks to maximize current income. Effective January 1, 2022, AXA Investment Managers, Inc., the Sub-Adviser, was renamed AXA Investment Managers US Inc.

1290 Loomis Sayles Multi-Asset Income Fund (formerly, 1290 DoubleLine Dynamic Allocation Fund) (sub-advised by Loomis, Sayles & Company, L.P. (“Loomis Sayles”)) — Seeks to provide income and total return through principally investing in income generating securities and investments. Effective August 19, 2022, Loomis Sayles replaced DoubleLine Capital LP and DoubleLine Equity LP as the sub-adviser to the 1290 Loomis Sayles Multi-Asset Income Fund.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 Retirement 2020 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2025 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2030 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2035 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2040 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2045 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2050 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2055 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2060 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 SmartBeta Equity Fund (sub-advised by AXA Investment Managers US Inc.) — Seeks to achieve long-term capital appreciation. Prior to January 1, 2022, AXA Rosenberg Investment Management LLC, an affiliated investment adviser of AXA Investment Managers, Inc., was the sub-adviser to the 1290 SmartBeta Equity Fund. Effective January 1, 2022, AXA Rosenberg Investment Management LLC was merged into AXA Investment Managers US Inc.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally fair valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, fair valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or fair valued at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker- dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Fund are generally valued at the NAV of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a clearing counterparty, registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the fair value of the swap will be determined in good faith by the Trust’s Valuation Committee (as discussed below).

Securities for which market quotations are readily available are valued at their market value. All other securities are valued at their fair value, as determined in good faith by the Board of Trustees (the “Board”) of the Trust. In accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board has designated EIM, the investment adviser to the Trust, as its valuation designee (the “Valuation Designee”). As Valuation Designee, EIM, subject to the oversight of the Board, is responsible for making fair valuation determinations in accordance with procedures (the “Pricing Procedures”) approved by the Board. EIM’s day-to-day responsibilities as Valuation Designee are performed by a valuation committee established by EIM (the “Committee”).

EIM has appointed Equitable Investment Management, LLC (the “Administrator”) to oversee the calculation of the net asset value (“NAV”) of the Funds and their respective share classes. The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain duties, including the calculation of the Funds’ NAVs.

Due to the inherent uncertainty of the valuation of securities for which market quotations are not readily available, the fair value of such securities may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of each Fund’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of October 31, 2022, is included in the Portfolio of Investments for each Fund. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Fund, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to fair value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to fair value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee may receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

To substantiate unobservable inputs used in a fair valuation, the Committee may perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Fund when the Committee deems that the particular event or circumstance would materially affect such Fund’s NAV.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the market value or fair value, as applicable, of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Offering costs incurred in connection with the offering of shares of a Fund will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Fund’s commencement of public offering of shares. Amortized offering costs are disclosed in the Statement of Operations.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

Offering costs incurred during the year ended October 31, 2022 by the Fund is shown below:

Fund:	Amount
1290 Essex Small Cap Growth	$206,856

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value or fair value, as applicable, of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal, State and local income tax provisions are required.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. Each of the tax years in the four year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Funds (1290 Diversified Bond Fund, 1290 High Yield Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund declare and distribute at least monthly). Dividends to shareholders of a Fund to which such gains are attributable from net realized short-term and long-term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. The tax character of distributions for the years ended October 31, 2022 and October 31, 2021 and the tax composition of undistributed ordinary income and undistributed long term gains at October 31, 2022 are presented in the following table. For the Funds, the cumulative significant differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to 1256 mark to market contracts (1290 Diversified

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

Bond), capital loss carryforwards (1290 Diversified Bond, 1290 High Yield Bond, 1290 Multi-Alternative Strategies and 1290 SmartBeta Equity), partnership basis adjustments (1290 Multi-Alternative Strategies) and wash sale loss deferrals (1290 GAMCO Small/Mid Cap Value, 1290 Multi-Alternative Strategies, 1290 Retirement 2020, 1290 Retirement 2025, 1290 Retirement 2035 and 1290 Retirement 2050).

	Year Ended October 31, 2022		As of October 31, 2022		Year Ended October 31, 2021
Funds:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
1290 Diversified Bond	$15,789,422	$—	$3,161,916	$—	$22,199,718	$1,259,904
1290 Essex Small Cap Growth	—	—	73,124	—	—	—
1290 GAMCO Small/Mid Cap Value	3,318,337	6,937,069	—	2,546,998	547,954	—
1290 High Yield Bond	3,240,660	—	—	—	2,721,245	—
1290 Loomis Sayles Multi-Asset Income	6,031,882	1,904,182	5,035	1,026,233	3,435,284	1,965,664
1290 Multi-Alternative Strategies	360,960	1,243,789	284,712	—	116,723	—
1290 Retirement 2020	166,329	463,440	150,137	570,225	218,431	280,715
1290 Retirement 2025	288,656	860,778	278,123	734,681	361,068	407,870
1290 Retirement 2030	122,307	128,767	131,781	518,561	112,968	291,646
1290 Retirement 2035	166,168	—	164,004	549,891	175,930	314,610
1290 Retirement 2040	65,632	57,624	86,586	26,907	78,809	87,747
1290 Retirement 2045	101,057	376,691	105,639	122,296	123,390	177,383
1290 Retirement 2050	71,905	67,676	93,877	32,172	83,748	50,542
1290 Retirement 2055	61,562	24,624	69,372	87,348	71,655	43,156
1290 Retirement 2060	60,223	56,775	71,474	98,368	72,993	53,812
1290 SmartBeta Equity	3,843,892	6,057,833	1,405,738	674	466,820	352,092

The following Funds had a Return of Capital during the year ended October 31, 2022:

Fund:	Return of Capital
1290 High Yield Bond	$121,909

The following Funds had a Return of Capital during the year ended October 31, 2021:

Funds:	Return of Capital
1290 Diversified Bond	$846,864
1290 High Yield Bond	20,164

Permanent book and tax differences relating to shareholder distributions resulted into undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2022 as follows:

Funds:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
1290 Diversified Bond	$(7,001,969)	$7,001,969	$—
1290 Essex Small Cap Growth	11,760	(1,837)	(9,923)
1290 GAMCO Small/Mid Cap Value	766,500	(766,500)	—
1290 High Yield Bond	140,740	(140,740)	—
1290 Loomis Sayles Multi-Asset Income	9,489	(9,489)	—
1290 Multi-Alternative Strategies	(24,443)	27,213	(2,770)
1290 Retirement 2020	(3,357)	3,357	—
1290 Retirement 2025	(2,918)	2,918	—
1290 Retirement 2030	(199)	199	—

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

Funds:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
1290 Retirement 2035	$—	$—	$—
1290 Retirement 2040	182	(182)	—
1290 Retirement 2045	—	—	—
1290 Retirement 2050	—	—	—
1290 Retirement 2055	—	—	—
1290 Retirement 2060	—	—	—
1290 SmartBeta Equity	(120,659)	120,659	—

To the extent book and tax differences in shareholder distributions are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment. Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2022 as follows: partnership basis adjustments (1290 Multi-Alternative Strategies) and reclassification of gain and losses from foreign currency transactions (1290 Diversified Bond) and reclassification of taxable income received from corporate reorganizations (1290 GAMCO Small/Mid Cap Value).

Net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The following Funds utilized net capital loss carry forwards during the year and/or have capital losses incurred that will be carried forward:

	Utilized		Losses carried forward
Funds:	Short Term	Long Term	Short Term	Long Term
1290 Diversified Bond	$—	$—	$56,947,012	$39,596,951
1290 High Yield Bond	—	—	1,086,724	3,330,347
1290 Multi-Alternative Strategies	—	—	—	339,746
1290 Retirement 2035	7,561	—	—	—
1290 SmartBeta Equity	—	—	3,540,104	—

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments because the Funds account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statements of Operations. All open derivative positions at period end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Fund’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian as collateral for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Funds may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value or fair value, as applicable. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts and Foreign Currency Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

The Funds may be exposed to foreign currency risks associated with Fund investments. Certain Funds may purchase foreign currency on a spot (or cash) basis. In addition, certain Funds enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to-market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Funds. The Funds may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency contracts to gain exposure to currencies.

Swap Agreements:

Changes in market value or fair value, as applicable, if any, are reflected as a component of net changes in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

A Fund may use inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk. Swaptions are marked-to-market daily based upon values from third party vendors.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market- based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Forward Settling Transactions:

Certain Funds make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value or fair value, as applicable, in the financial statements. Forward settling transactions may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in the value of the Funds’ other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Funds may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry accepted “good delivery” standards. Funds may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, a Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, a Fund maintains an entitlement to the security to be sold.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisers on behalf of the Funds with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline

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in credit quality below a predefined level. These amounts, if any, may be segregated with a third- party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale buybacks by and between the Sub-Advisers on behalf of the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Fund is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Fund; securities pledged by a Fund are so noted in the accompanying Portfolio of Investments; both remain in the Fund’s assets. Securities received as collateral by counterparties are not included in the Fund’s assets because the Fund does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Fund may be held in a segregated account at the respective counterparty or Fund’s custodian.

In connection with the adoption of Rule 18f-4 under the 1940 Act (the “Derivatives Rule” or “Rule 18f-4”), the SEC and its staff rescinded and withdrew applicable guidance and relief regarding the segregation of assets to cover derivatives transactions, effective as of August 19, 2022. On August 19, 2022, the Trust adopted and implemented a Derivatives Risk Management Program pursuant to Rule 18f-4 and Policies and Procedures for Limited Derivatives Users, in compliance with the Derivatives Rule.

Securities Lending:

During the year ended October 31, 2022, certain Funds entered into securities lending transactions. To generate additional income, a Fund may lend its fund securities, up to 30% of the market value of the Fund’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the fund securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the fund securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements or government money market funds and shown in the Portfolio of Investments and included

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in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safekeeping by JPMorgan and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Funds receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Funds may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Such liabilities, if any, are reflected in the Statements of Assets and Liabilities under “Payable for return of collateral on securities loaned”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by EIM. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Funds receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Funds within a calendar year and 92% thereafter.

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Fund and JPMorgan.

At October 31, 2022, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

Joint Repurchase Agreements:

During the year ended October 31, 2022, certain Funds have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating Funds, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Fund has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Supranational/Non-U.S. Agency or U.S. Equity Securities and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Funds against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of

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the collateral by the Funds. The details of the proportionate share of the Joint Repurchase Agreements open at October 31, 2022 for the Funds are reflected in each Fund’s Portfolio of Investments. At October 31, 2022, the Joint Repurchase Agreements (on a gross basis, including other customers of JPMorgan) in which the Funds participated were as follows:

Deutsche Bank Securities, Inc., 3.01%, dated 10/31/22, due 11/1/22, repurchase price $750,062,708, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 11/15/22 — 8/15/52; total market value $765,000,000.

Market, Credit and Other Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, market, interest rate, foreign currency, foreign securities, forward settling transactions, equity, and credit risks.

The market values of a Fund’s investments may decline due to factors that are specifically related to a particular company or issuer, as well as general market conditions, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation rates and/or investor expectations concerning such rates, changes in interest rates or currency rates, or adverse investor sentiment generally. The market values of a Fund’s investments may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as the COVID-19 pandemic, which has caused significant global market disruptions), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geopolitical and other events, including terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Impacts from climate change may include significant risks to global financial assets and economic growth.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Fund generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Fund generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements.

Interest rates had been unusually low in recent years in the United States and abroad, but the interest rate environment changed dramatically in 2022 as interest rates moved significantly higher. Aggressive stimulus measures in 2020 and 2021, rising demand for goods and services, and supply chain disruptions contributed to a surge of inflation, and higher inflation often means higher interest rates. Due to concerns regarding high inflation in many sectors of the U.S. and global economy, the U.S. and many foreign governments and monetary authorities have raised interest rates and implemented other policy initiatives that are intended to rein in inflation, and they are currently

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expected to continue to raise rates. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Fund’s investments may not keep pace with inflation, and the value of an investment in a Fund may be eroded over time by inflation. Rising interest rates may present a particularly greater risk than has historically been the case due to the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives. As such, fixed-income and related markets may continue to experience heightened levels of interest rate volatility.

Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. The publication of most LIBOR settings was discontinued at the end of 2021, except for the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar-denominated LIBOR settings, which will continue through June 30, 2023. The Secured Overnight Financing Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference or benchmark rate in the United States. Other countries have undertaken similar initiatives to identify replacement reference or benchmark rates in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new reference or benchmark rate, as well as risks associated with using a new reference or benchmark rate with respect to new investments and transactions. The transition process, or a failure to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Fund’s performance or net asset value. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Fund.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad- ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further

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decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subjected to sanctions) are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security. The use of forward settling transaction may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss.

Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, which may cause the Fund’s holding to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Certain Funds may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Because certain Funds invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Funds indirectly bear a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a Fund that exclusively invests directly in individual securities and financial instruments. The Funds are also subject to certain

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risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage- related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Fund to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Fund’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Agreements

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Adviser is responsible for (i) providing a continuous investment program for the Funds; (ii) monitoring the implementation of the investment program for each Fund; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Fund; (iv) effecting transactions for each Fund and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Funds; (vi) making recommendations to the Board regarding the investment programs of the Funds, including any changes to the investment objectives and policies of a Fund; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

Funds:	Investment Advisory Fees
1290 Retirement 2020	0.500% of average daily net assets
1290 Retirement 2025	0.500% of average daily net assets
1290 Retirement 2030	0.500% of average daily net assets
1290 Retirement 2035	0.500% of average daily net assets
1290 Retirement 2040	0.500% of average daily net assets
1290 Retirement 2045	0.500% of average daily net assets
1290 Retirement 2050	0.500% of average daily net assets
1290 Retirement 2055	0.500% of average daily net assets
1290 Retirement 2060	0.500% of average daily net assets

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 Essex Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750	0.700	0.675	0.650	0.625
1290 Loomis Sayles Multi-Asset Income	0.650	0.600	0.575	0.550	0.525
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

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October 31, 2022

	(as a percentage of average daily net assets)
Fund:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Diversified Bond	0.600%	0.580%	0.560%
1290 High Yield Bond	0.600	0.580	0.560

Prior to August 19, 2022 the following Fund’s advisory fees were as follows:

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 Loomis Sayles Multi-Asset Income	0.750%	0.700%	0.675%	0.650%	0.625%

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

For administrative services, each Fund pays the Administrator an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable. The Administrator has contracted with the Sub-Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class I, Class R and Class T shares. The Board has approved Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class R and Class T shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class:	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class R	0.50
Class T*	0.25

*

The Distribution Fees for Class T shares are currently being waived. This waiver is voluntary and could be eliminated at any time at the discretion of the Distributor. The amounts waived for the year ended October 31, 2022 are included in Waiver from distributor on the Statement of Operations for each Fund and are not eligible for recoupment.

The Trust, on behalf of the Funds, has entered into a transfer agency and service agreement (the “Transfer Agency Agreement”) with DST Asset Manager Solutions, Inc. (“DST”). Pursuant to the Transfer Agency Agreement, DST is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of

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certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, DST receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust, on behalf of the Funds, has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities. At period end, certain of the Funds maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Fund’s Statement of Assets and Liabilities.

The Adviser has contractually agreed to limit the expenses of certain Funds (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which a Fund invests (except as noted in the table below), 12b-1 fees and extraordinary expenses not incurred in the ordinary course of such Fund’s business) through April 30, 2024 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to make payments or waive or limit its fees so that the total annual operating expenses do not exceed the following annual rates:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Diversified Bond	0.50%
1290 Essex Small Cap Growth	0.88
1290 GAMCO Small/Mid Cap Value*	0.95
1290 High Yield Bond	0.75
1290 Loomis Sayles Multi-Asset Income	0.80
1290 Multi-Alternative Strategies	0.85
1290 Retirement 2020*	0.65
1290 Retirement 2025*	0.65
1290 Retirement 2030*	0.65
1290 Retirement 2035*	0.65
1290 Retirement 2040*	0.65
1290 Retirement 2045*	0.65
1290 Retirement 2050*	0.65
1290 Retirement 2055*	0.65
1290 Retirement 2060*	0.65
1290 SmartBeta Equity	0.85

*	Includes fees and expenses of other investment companies in which the Fund invests.

Prior to March 1, 2022 the expense limitation was as follows:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 GAMCO Small/Mid Cap Value*	1.00%

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Prior to August 19, 2022 the expense limitation was as follows:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Loomis Sayles Multi-Asset Income*	0.95%

*	Includes fees and expenses of other investment companies in which the Fund invests.

The Adviser first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to the Adviser the amount of any such payments or waivers provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. Consequently, no reimbursement by a Fund will be made unless the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by the Adviser. During the year ended October 31, 2022, the Funds did not incur recoupment fees. At October 31, 2022, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2023	2024	2025
1290 Diversified Bond	$809,448	$2,190,751	$3,005,779	$6,005,978
1290 Essex Small Cap Growth	—	—	202,116	202,116
1290 GAMCO Small/Mid Cap Value	294,675	251,731	393,763	940,169
1290 High Yield Bond	264,144	248,164	280,965	793,273
1290 Loomis Sayles Multi-Asset Income	262,989	200,745	302,294	766,028
1290 Multi-Alternative Strategies	147,303	101,405	110,420	359,128
1290 Retirement 2020	154,847	137,253	126,767	418,867
1290 Retirement 2025	172,097	150,364	137,099	459,560
1290 Retirement 2030	143,990	131,389	125,762	401,141
1290 Retirement 2035	150,885	135,296	130,199	416,380
1290 Retirement 2040	140,231	128,227	123,023	391,481
1290 Retirement 2045	145,551	133,137	126,549	405,237
1290 Retirement 2050	139,420	129,144	123,486	392,050
1290 Retirement 2055	138,525	128,662	123,400	390,587
1290 Retirement 2060	139,205	129,838	124,402	393,445
1290 SmartBeta Equity	243,147	350,864	475,250	1,069,261

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. A Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Trust and management expect the risk of loss to be remote.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2022

Note 3	Sales Charges

The Distributor receives sales charges on the Funds’ Class A and Class T shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Funds’ Class A shares. The Distributor has advised the Funds that for the year ended October 31, 2022, the proceeds retained from sales and redemptions are as follows:

	Class A		Class T
Funds:	Front End Sales Charge	Contingent Deferred Sales Charge	Front End Sales Charge
1290 Diversified Bond	$47,739	$—	$—
1290 Essex Small Cap Growth	125	—	—
1290 GAMCO Small/Mid Cap Value	20,257	—	—
1290 High Yield Bond	8,572	—	—
1290 Loomis Sayles Multi-Asset Income	16,297	—	—
1290 Multi-Alternative Strategies	678	—	—
1290 SmartBeta Equity	46,014	—	—

Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 4	Compensation of Officers

Each officer of the Trust is an employee of Equitable Financial, EIM and/or Equitable Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by the Trust. During the year ended October 31, 2022, the three trusts in the fund complex reimbursed EIM for $290,000 of the Chief Compliance Officer’s compensation, including $2,037 reimbursed by the Trust.

Note 5	Percentage of Ownership by Affiliates

At October 31, 2022, the Adviser and Equitable Financial held investments in each of the Funds as follows:

Funds:	Percentage of Ownership
1290 Essex Small Cap Growth	100%
1290 GAMCO Small/ Mid Cap Value	18
1290 High Yield Bond	18
1290 Loomis Sayles Multi-Asset Income	83
1290 Multi-Alternative Strategies	69
1290 Retirement 2020	99
1290 Retirement 2025	97
1290 Retirement 2030	99
1290 Retirement 2035	98
1290 Retirement 2040	99
1290 Retirement 2045	99
1290 Retirement 2050	100
1290 Retirement 2055	100
1290 Retirement 2060	99

Shares of 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds may be held as an underlying investment by certain series of the EQ Advisors Trust (EQ/All Asset Growth Allocation Portfolio, Equitable Growth MF/ETF, Equitable

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Concluded)

October 31, 2022

Moderate Growth MF/ETF, Equitable Conservative Growth MF/ETF (together, the “Managed Portfolio Strategies Portfolios”) and EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio and EQ/Aggressive Growth Strategy Portfolio (each, a “Strategic Allocation Series Portfolio” and together, the “Strategic Allocation Series Portfolios”)) and certain series of the EQ/Premier VIP Trust (EQ/Conservative Allocation Portfolio,

EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio and EQ/Aggressive Allocation Portfolio (each, an “EQ Allocation Portfolio” and together, the “EQ Allocation Portfolios”) and the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio (each, a “Target Allocation Portfolio” and together, the “Target Allocation Portfolios”)). The following table represents the percentage of ownership that each of the EQ/All Asset Growth Allocation, Managed Portfolio Strategies Portfolios, Strategic Allocation Series Portfolios, EQ Allocation Portfolios and Target Allocation Portfolios has in each Fund’s net assets as of October 31, 2022.

Portfolios:	1290 Diversified Bond	1290 GAMCO Small/Mid Cap Value	1290 High Yield Bond	1290 SmartBeta Equity
EQ/All Asset Growth Allocation	0.85%	—%	—%	—%
Equitable Conservative Growth MF/ETF	3.75	3.03	10.65	5.14
Equitable Moderate Growth MF/ETF	0.38	0.72	0.87	1.36
Equitable Growth MF/ETF	0.26	1.00	0.21	2.24
EQ/Conservative Allocation	4.15	—	—	—
EQ/Conservative-Plus Allocation	3.49	—	—	—
EQ/Moderate Allocation	17.66	—	—	—
EQ/Moderate-Plus Allocation	12.74	—	—	—
EQ/Aggressive Allocation	1.66	—	—	—
Target 2015 Allocation	0.55	—	—	—
Target 2025 Allocation	1.25	—	—	—
Target 2035 Allocation	0.79	—	—	—
Target 2045 Allocation	0.37	—	—	—
Target 2055 Allocation	0.04	—	—	—

Note 6	- Subsequent Events

The Adviser evaluated subsequent events from October 31, 2022, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

On December 1, 2022, EIM redeemed capital out of the 1290 High Yield Bond Fund in the amount of $5,000,000 for Class I shares.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of 1290 Funds and Shareholders of each of the sixteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting 1290 Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

1290 Diversified Bond Fund (1)	1290 Retirement 2030 Fund (1)
1290 Essex Small Cap Growth Fund (2)	1290 Retirement 2035 Fund (1)
1290 GAMCO Small/Mid Cap Value Fund (1)	1290 Retirement 2040 Fund (1)
1290 High Yield Bond Fund (1)	1290 Retirement 2045 Fund (1)
1290 Loomis Sayles Multi-Asset Income Fund (1)	1290 Retirement 2050 Fund (1)
1290 Multi-Alternative Strategies Fund (1)	1290 Retirement 2055 Fund (1)
1290 Retirement 2020 Fund (1)	1290 Retirement 2060 Fund (1)
1290 Retirement 2025 Fund (1)	1290 SmartBeta Equity Fund (1)

(1)	Statement of operations for the year ended October 31, 2022 and statement of changes in net assets for each of the two years in the period ended October 31, 2022
(2)	Statements of operations and changes in net assets for the period July 11, 2022 (commencement of operations) through October 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 15, 2022

We have served as the auditor of one or more investment companies in the EIM LLC – advised mutual fund complex since 1997.

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2022 (UNAUDITED)

At an in-person meeting held on June 15-16, 2022, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and Essex Investment Management Company, LLC (“Essex” or the “Sub-Adviser”) with respect to the 1290 Essex Small Cap Growth Fund (the “Fund”).1 The Fund is a newly created fund of the Trust that commenced operations on July 11, 2022. The Board noted that Essex would use its Small Cap Growth strategy in managing the Fund.

The Board noted that the Fund would be added, by amendment, to the existing investment advisory agreement between the Adviser and the Trust with respect to other funds of the Trust. In connection with its approval of the Fund’s Advisory Agreement, the Board considered its conclusions in connection with its prior approval of the Trust’s existing funds’ investment advisory agreement between the Adviser and the Trust, including its satisfaction with the nature and quality of services being provided to the Trust’s existing funds by the Adviser. The Board noted that it had most recently approved the investment advisory agreement between the Adviser and the Trust with respect to other funds of the Trust at a meeting held on July 20-22, 2021, in connection with the annual review of the investment advisory agreement.

In reaching its decision to approve each Agreement with respect to the Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund and each Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser and its affiliates and the proposed Sub-Adviser; (2) comparative performance information; (3) the level of the proposed advisory fee and sub-advisory fee, and the Fund’s expense ratios, in each case relative to those of comparable funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential capacity constraints on future growth due to the nature of the small cap strategy, any potential economies of scale and whether any such economies of scale would be equitably shared with shareholders; and (6) “fall out” benefits that may accrue to the Adviser, the Sub-Adviser and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Fund). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information requested by the Independent Trustees and prepared by the Adviser and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The Board also took into account information provided to the Trustees at prior Board meetings, including a detailed presentation at the

[1]

During the review process that led to its approval of the Agreements, the Board also was aware that, at a meeting to be held on July 12-13, 2022 (“July 2022 Meeting”), it would be asked to consider the appointment of Equitable Investment Management II, LLC (“EIM II”), a newly-created affiliated investment advisory entity, as the investment adviser for the Fund and the other funds of the Trust. The Board noted that the Fund would commence operations with EIM as the investment adviser, but that, subject to Board approval at the July 2022 Meeting, the Agreements for the Fund would transfer to EIM II together with the investment advisory and investment sub-advisory arrangements for the other funds of the Trust. The discussion of the process followed by the Board in its approval of the appointment of EIM II as the investment adviser for the Fund and the other funds of the Trust, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

April 20-21, 2022 Board meeting. The information provided to the Trustees described, among other things, the Fund’s investment strategy and risks; the services to be provided by the Adviser and the proposed Sub-Adviser, as well as the Adviser’s and the proposed Sub-Adviser’s investment personnel and proposed investment advisory and sub-advisory fees; expense ratios and expense limitation arrangements; performance information; and other matters. The Board considered that the Adviser had conducted extensive due diligence on the proposed Sub-Adviser from an investment management, operational and compliance perspective, and the Board had received materials including the Adviser’s due diligence questionnaire indicating the Sub-Adviser’s responses to the Adviser’s due diligence questions. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreements and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Agreements and the information provided. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Agreements.

In approving the Agreements, each Trustee, including the Independent Trustees, after considering all factors they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the proposed advisory fee and sub-advisory fee were fair and reasonable and that the approval of the Agreements was in the best interests of the Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to the Fund and its shareholders by the Adviser, the proposed Sub-Adviser, and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and the proposed Sub-Adviser’s responsibilities with respect to the Fund. The Board also considered the Adviser’s experience in serving as the investment adviser for other funds of the Trust, and the proposed Sub-Adviser’s experience in serving as an investment sub-adviser for other accounts with a similar investment strategy as the Fund.

With respect to the Adviser, the Board considered that the Adviser would be responsible for, among other things, developing the investment strategy for the Fund; researching, selecting and hiring the proposed Sub-Adviser, and conducting on-going due diligence on and monitoring the proposed Sub-Adviser; overseeing the selection of investments for the Fund; monitoring and evaluating the performance of the Fund; monitoring the investment operations and composition of the Fund and, in connection therewith, monitoring compliance with the Fund’s investment objective, policies and restrictions, as well as the Fund’s compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Fund among the proposed Sub-Adviser and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Fund. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed Sub-Adviser and the other service providers to the Fund, as well as its process for evaluating, monitoring and overseeing the proposed Sub-Adviser’s investment strategy. In addition, the Board considered information regarding the qualifications and experience of, and resources available to, the personnel who would perform those functions with respect to the Fund. The Board noted that the services proposed to be provided to the Fund by the Adviser were substantially similar to the services provided to the other funds of the Trust that are sub-advised. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser has assumed significant entrepreneurial risk in sponsoring the Fund and that the Adviser would bear and assume significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Fund. The Board considered that the Adviser’s responsibilities with respect to the Fund also would include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Fund. The Board also considered information regarding the Adviser’s ongoing risk management activities. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on the

Board’s experience and familiarity with the Adviser serving as the investment adviser for other funds of the Trust and on periodic reports provided to the Board regarding the services provided by the Adviser to those other funds.

With respect to the proposed Sub-Adviser, the Board considered that, subject to the oversight of the Adviser, the proposed Sub-Adviser would be responsible for making investment decisions for the Fund; placing with brokers or dealers orders for the purchase and sale of investments for the Fund; and performing certain related administrative functions. The Board also considered information regarding the proposed Sub-Adviser’s process for selecting investments for the Fund, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio manager who would provide services to the Fund. The Board also considered information regarding the proposed Sub-Adviser’s procedures for executing portfolio transactions for the Fund and the proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from brokers and dealers. In addition, the Board considered information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Fund. The Board also considered information about the impact of the coronavirus pandemic on the proposed Sub-Adviser’s operations and its ability to provide services to the Fund.

The Board also factored into its review its familiarity with the Adviser’s compliance program, policies, and procedures. The Board also considered that the Trust’s compliance team as well as Equitable Financial Life Insurance Company’s cybersecurity team had performed due diligence on the proposed Sub-Adviser, and that the proposed Sub-Adviser was cooperative and forthcoming in providing relevant information about its operations, compliance and cybersecurity procedures and in considering certain recommendations for enhancements to those procedures. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the proposed Sub-Adviser’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser or the proposed Sub-Adviser and reviewed information regarding the Adviser’s and the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Fund.

The Board also considered the benefits that would be provided to shareholders from participation in a Fund sponsored by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution support services that the Adviser’s affiliates would provide to the Fund and its shareholders.

The Board noted that the Fund did not have any performance history as it was newly created and had not commenced operations as of the date of the meeting. For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Fund, the Board received and reviewed information regarding the Fund’s investment objective, policies and anticipated investments. The Board also considered the Adviser’s expertise, resources, proposed methodology, and personnel for managing the Fund and its experience managing other funds of the Trust. The Board also considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Fund. The Board also received and reviewed performance data for a Small Cap Growth composite consisting of all accounts that the proposed Sub-Adviser advises or sub-advises with investment objectives, policies and strategies similar to those proposed for the Fund, as compared to the performance benchmark proposed for the Fund. The Board generally considered longer-term performance to be more important than short-term performance. The Board also noted the proposed Sub-Adviser’s statement that it does not currently advise or sub-advise other registered mutual funds with investment objectives, policies and strategies similar to those proposed for the Fund.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the Agreements.

Expenses

The Board considered the Fund’s proposed advisory fee and sub-advisory fee in light of the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Adviser. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the proposed Sub-Adviser and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the proposed Sub-Adviser. The Board also considered that all fees and expenses of the Fund would be explicitly disclosed in the Fund’s offering documents.

With respect to the Advisory Agreement, the Board also considered the proposed advisory fee rate schedule for the Fund relative to the advisory fee rate schedules of other funds managed by the Adviser. The Board also considered information provided by the Adviser comparing the proposed advisory fee rate and expense ratios for the Fund to the advisory fee rates and expense ratios for comparable mutual funds, including information compiled with data from Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data. The Board further considered that the proposed advisory fee rate schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. The Board noted that any such reduction in the Fund’s advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its and its affiliates’ advisory, administrative and other fees so that the Fund’s net expense ratios will not exceed certain levels as set forth in its prospectus. The Board also noted that, to the extent that the Adviser waives fees pursuant to the expense limitation arrangement, the Fund’s actual advisory fee may be lower than its contractual advisory fee. Based on its review, the Board determined that the Adviser’s proposed fee for the Fund is fair and reasonable.

With respect to the Sub-Advisory Agreement, the Board also considered the proposed sub-advisory fee for the Fund in light of the fees that the proposed Sub-Adviser charges under sub-advisory agreements with other clients. The Board further noted that the Adviser, and not the Fund, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients, and that the Adviser believes that the fee agreed upon with the proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

Profitability and Costs

The Board also considered the anticipated level of profits to be realized by the Adviser in connection with the operation of the Fund. The Adviser represented that, as a new fund with no prior operations, the Fund was not expected to be profitable to the Adviser initially because of its anticipated small initial asset base. As a result, the Board did not consider the Adviser’s estimated profitability to be excessive at this time, but noted that it periodically would evaluate profitability as the assets of the Fund increase over time. With respect to the Sub-Advisory Agreement, the Board noted that the Adviser generally is aware of the fees charged by the proposed Sub-Adviser to other clients and that the Adviser believes that the fee agreed upon with the Sub-Adviser is reasonable in light of the quality of the investment sub-advisory services to be provided. The Board acknowledged that, because the proposed Sub-Adviser’s fee would be paid by the Adviser, the Adviser is incentivized to negotiate a favorable fee. The Adviser also advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee to be paid to the proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances for each of them. The Board noted again that the proposed Sub-Adviser’s fee would be paid by the Adviser and not the Fund and that many responsibilities related to the advisory function are retained by the Adviser.

Economies of Scale

The Board also considered whether economies of scale or efficiencies would be realized by the Adviser as the Fund grows larger and the extent to which this is reflected in the proposed advisory and sub-advisory fee schedules for the Fund. The Board noted that the growth of the Fund may be capacity-constrained due to the nature of the small cap strategy. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a fund and its shareholders. The Board noted that the proposed advisory fee rate schedule for the Fund includes breakpoints that would reduce the advisory fee rate as Fund assets increase above certain levels. In addition, the Board noted that the Adviser had agreed to assume certain expenses of the Fund by making payments or waiving all or a portion of its and its affiliates’ advisory, administrative and other fees so that the Fund’s net expense ratios do not exceed certain contractual levels as set forth in the Fund’s prospectus, in light of the fact that the Fund is a new fund and initially would not have sufficient assets to maintain its expense ratios at competitive levels. The Board also considered that the Adviser could potentially share economies of scale or efficiencies with the Fund through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Fund and its shareholders over time, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Fund, and the ongoing development of the Adviser’s infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

In connection with its deliberations regarding the Sub-Advisory Agreement, the Board noted that the proposed sub-advisory fee rate schedule applicable to the Fund includes a breakpoint that would reduce the sub-advisory fee rate as Fund assets under the proposed Sub-Adviser’s management increase above a certain level. In this regard, the Board acknowledged that, at some levels, breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to shareholders.

The Board considered these factors, and the relationship they bear to the fee structure charged to the Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with the Fund once it commences operations and at reasonably anticipated asset levels. The Board noted, however, that it would monitor future growth in Fund assets to determine whether economies of scale or efficiencies continued to be reflected in the Fund’s fee arrangements.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that Equitable Investment Management, LLC, an affiliate of the Adviser, would serve as the administrator for the Fund and would receive compensation for acting in this capacity. The Board also noted that Equitable Distributors, LLC, also an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. Equitable Distributors, LLC may receive from the Fund compensation (which may include payments pursuant to Rule 12b-1 plans with respect to its Class A, Class T, and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Fund. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser, including the following. The Board considered that the proposed Sub-Adviser, through its position as the investment sub-adviser to the Fund, may engage in “soft dollar” transactions. The Board also noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to its investment process and from expanding its level of assets under management, and that the proposed Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2022 (UNAUDITED)

At an in-person meeting held on July 12-13, 2022 (the “July 2022 Meeting”), the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the series of the Trust (each, a “Fund” and together, the “Funds”) listed below, for an additional one-year term.

Funds	Agreement(s) Renewed by the Trust’s Board with respect to the Funds

1290 DoubleLine Dynamic Allocation Fund^

1290 Multi-Alternative Strategies Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(collectively, the “1290 Retirement Funds”)

Advisory Agreement with EIM

1290 Diversified Bond Fund	Advisory Agreement with EIM Sub-Advisory Agreement with Brandywine Global Investment Management LLC

1290 GAMCO Small/Mid Cap Value Fund	Advisory Agreement with EIM Sub-Advisory Agreement with GAMCO Asset Management, Inc.

1290 High Yield Bond Fund 1290 SmartBeta Equity Fund	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Investment Managers US Inc.

^	Effective on or about August 19, 2022, in connection with a restructuring (described below), the Fund’s name changed to “1290 Loomis Sayles Multi-Asset Income Fund.”

In reaching its decision to renew the Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and whether any such economies of scale are equitably shared with shareholders; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser, and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Fund). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account a broad range of information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Funds have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may take into account conclusions reached during their consideration of these same arrangements in prior years. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Fund, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Funds by the Adviser, the relevant Sub-Adviser and their respective affiliates, as well as third-party providers; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually with, and engaged in extensive discussions along with management representatives and outside legal counsel with, Sub-Advisers during presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Fund. The Independent Trustees, in consultation with their independent legal counsel, annually review and assess and, as they deem appropriate, request revisions to, the materials provided by Broadridge to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that facilitates and enhances their review of the Funds’ investment advisory arrangements. The additional material prepared by management generally included Fund-by-Fund information showing each Fund’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Fund-by-Fund basis. In addition, for each Fund, the Adviser and, where applicable, the relevant Sub-Adviser provided separate materials describing the Fund’s investment performance over various time periods and the services provided and the fees charged with respect to the Fund, and discussing whether the Fund had performed as expected over time and other matters. In 2022, at the Board’s request, management, in collaboration with fund counsel and Independent Trustees’ counsel, engaged in a review of materials provided to the Board by Sub-Advisers in response to past years’ requests, as part of an ongoing effort to streamline and enhance the quality of the materials and other information provided by the Sub-Advisers in connection with the Board’s annual consideration of the renewal of the Funds’ investment sub-advisory arrangements, to facilitate and enhance the Board’s review.

The annual renewal process extends over at least two regular meetings of the Board in June and July, although the Independent Trustees believe that, in fact, the process extends year-round, to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees requested and reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Advisors Trust and EQ Premier VIP Trust, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust. The Board also noted that each Sub-Adviser currently serves as an investment sub-adviser for one or more series, or allocated portion(s) of series, of EQ Advisors Trust and EQ Premier VIP Trust. The Trustees took into account information relating to the Adviser and the Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust and EQ Premier VIP Trust, at prior meetings of the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust, and the Trustees noted their experience and familiarity with the Adviser, the Sub-Advisers, and the series of EQ Advisors Trust and EQ Premier VIP Trust gained from their service on the Boards of Trustees of EQ Advisors Trust, EQ Premier VIP Trust, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Funds at the same Board meeting, the Board considered each Fund separately. In approving the renewal of the relevant Agreement(s) with respect to each Fund, each Trustee, including the Independent Trustees, after considering all factors they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Fund and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Fund(s) and for funds and accounts similar to the Fund(s) each advises, including, as applicable, series (or allocated portion(s) of series) of EQ Advisors Trust and EQ Premier VIP Trust.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Funds (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing due diligence on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Fund assets among Sub-Advisers; overseeing the selection of investments for the Funds (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Funds (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Funds (or the portions thereof); monitoring the investment operations and composition of the Funds (or the portions thereof) and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Funds among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Funds. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Funds and its process for making investment decisions for the Funds (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Funds. In addition, the Board considered the quality of the Adviser’s communications with the Board and the Adviser’s responsiveness to Board inquiries and requests made from time to time with respect to the Funds. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new or restructured Funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Funds. The Board also noted that some funds have been liquidated without ever having been profitable to the Adviser. The Board considered that the Adviser’s responsibilities with respect to all Funds include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Funds. The Board also considered periodic reports provided to the Board regarding the Adviser’s ongoing risk management activities. The Board also noted increased regulatory risk.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Fund (or the portion thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Fund (or the portion thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Fund (or the portion thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Fund that it sub-advises, as well as information on succession planning. The Board also considered information regarding each Sub-Adviser’s policies for executing portfolio transactions for the Fund (or the portion thereof) that it sub-advises and, where applicable, information regarding a Sub-Adviser’s policies for obtaining research from brokers and dealers.

In addition, the Board considered the allocation of Fund brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Fund (or portion thereof), including a report by an independent portfolio trading analytical firm and reports from the Trust’s Chief Compliance Officer regarding the monitoring of execution quality.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity and business continuity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Funds. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships, both in terms of aggregate net assets sub-advised and, for smaller Sub-Advisers, net assets sub-advised as a percentage of the Sub-Adviser’s total assets under management. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including Equitable Financial Life Insurance Company, have with the Sub-Advisers and/or their affiliates in addition to the relationships involving the Funds. In this regard, the Board also received materials regarding the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. The Board also considered actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context, including the Adviser’s and the Sub-Advisers’ response to the market dislocation caused by Russia’s invasion of Ukraine, as well as the recently increasing inflationary environment. The Board also considered information about the continuing impact of the COVID-19 pandemic and the Adviser’s and each Sub-Adviser’s plans with respect to its continued operation in an in-person, remote or hybrid work environment and the Adviser’s and each Sub-Adviser’s ability to continue to provide the same scope and quality of services to its respective Fund(s). The Board noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with regular updates on market volatility, the operation of the Trust and the Funds, developments related to the Adviser’s business, and the Adviser’s ongoing oversight of the Funds’ Sub-Advisers, including enhanced supervisory measures taken, in light of the market and business disruptions resulting from a variety of recent market factors. The Board also noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with periodically updated EIM assets under management and Fund average net assets information, as well as updated investment performance information.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to legal and regulatory developments, including new U.S. Securities and Exchange Commission rulemaking, affecting the mutual fund industry. The Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting mutual funds generally, including the COVID-19 pandemic; pricing and valuation of portfolio securities; liquidity and derivatives risk management; cybersecurity; trustee independence; mutual fund board governance “best practices”; new reporting requirements for mutual funds; and environmental, social and governance (“ESG”) investing. The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered the benefits to shareholders from participation in a Fund sponsored by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that shareholders have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution support services that the Adviser and its affiliates provide to the Funds and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken strategic and other actions and initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and shareholders’ experience with the mutual funds sponsored by the Adviser. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up. The Board recognized that certain of these strategic and other actions and initiatives may also have a positive impact on the profitability and financial position of the Adviser and its affiliates.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Fund, the Board also took into account discussions with the Adviser and, where applicable, the relevant Sub-Adviser about Fund investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Fund reviews and other detailed reports to the Board on Fund performance, the Board periodically considered information regarding each Fund’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Fund (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also reviewed information about performance attribution and reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Advisers, and the Adviser’s responses to performance issues when identified. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods and since inception periods ended March 31, 2022. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Fund’s performance over various time periods relative to a benchmark and/or a blended benchmark and Broadridge’s “performance universe” consisting of a peer group of funds. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses and performance. The Board also noted that, at the Independent Trustees’ request, the Adviser had provided the Board with updated performance information for all of the Funds for periods ended June 30, 2022, and would continue to provide updated performance and market commentary, in light of the significant market volatility resulting from the tightening of the Federal Reserve’s monetary policy and other developments.

The Board received a description of, and factored into its evaluation of each Fund’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Funds’ performance, the Board generally considered longer-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); expectations for interest rate and inflation levels and credit conditions; the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted

how selecting different time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can produce significantly different results in terms of a Fund’s returns and peer ranking on a relative basis. The Board further acknowledged that longer-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Funds

With respect to the performance of the 1290 DoubleLine Dynamic Allocation Fund, the Board considered that the Fund currently allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser. The Board also noted that, in connection with a restructuring of the Fund anticipated to occur on or about August 19, 2022, the Fund would replace its current Sub-Adviser with a new Sub-Adviser, and change its investment objective, policies and strategy, fee and expense structure, and name, and it was anticipated that the Fund also would change its performance benchmark.

With respect to the performance of each of the 1290 Retirement Funds, the Board considered that each Fund operates as a fund-of-funds and invests in exchange traded securities of other investment companies or investment vehicles (“ETFs”) and recognized, therefore, that each Fund’s performance is based, in part, on the total returns of the ETFs in which it invests. The Board also considered that each of the 1290 Retirement Funds allocates its assets between equity and fixed income investments through its investments in ETFs.

The Board also factored into its evaluation of each Fund’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Funds, which may invest in equity and fixed income investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Funds and among other asset classes. The Board also factored into its evaluation of each 1290 Retirement Fund’s performance that, although the Fund’s benchmark may correspond to a particular target retirement date, it may have levels of exposure to equity and fixed income investments that vary from the Fund’s asset allocation over time.

Active Funds

With respect to the performance of the 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds, the Board considered that each Fund is actively managed and advised by a single Sub-Adviser. In evaluating the performance of the 1290 Diversified Bond Fund, the Board also noted that, in connection with a restructuring of the Fund in June 2018, the Fund had replaced its two former sub-advisers with a new Sub-Adviser, and changed its investment objective, policies and strategy, performance benchmark, and fee and expense structure and, therefore, the Board focused on the Fund’s performance since that time. The Board also noted that, prior to January 2018, the 1290 SmartBeta Equity Fund did not integrate ESG filters into its portfolio construction process.

With respect to the performance of the 1290 Multi-Alternative Strategies Fund, the Board considered that the Fund operates as a fund-of-funds and invests in ETFs and recognized, therefore, that the Fund’s performance is based, in part, on the total returns of the ETFs in which it invests.

All Funds

The Board and the Adviser discussed the performance of each Fund, including whether each Fund had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Fund’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark, as applicable, and efforts to improve the Fund’s performance. Where applicable, the Board also considered steps that the Adviser and, where applicable, the relevant Sub-Adviser had taken to address a Fund’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Fund and any changes to the investment strategies of a Fund. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Fund’s relative underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Fund, the Board determined, with respect to each Fund, that

(i) the Fund and its shareholders would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Fund, and (ii) the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates were appropriate for the Fund in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Fund’s advisory fee and, where applicable, sub-advisory fee in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser. The Board also reviewed comparative fee and expense information for each Fund provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Fund’s contractual advisory fee, actual advisory fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Fund (typically, both a smaller expense “group” of funds selected for similarity in terms of asset size as well as other factors, and a broader expense “universe” consisting of a larger group of funds more broadly comparable to the Fund) (a Fund’s “Broadridge category”). For each Fund, Broadridge provided information on the Fund’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Fund, as well as information on the Fund’s actual advisory fee and total expense ratio in comparison with those of other funds within a Broadridge category. The advisory fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Fund paid to Equitable Investment Management, LLC, an affiliate of the Adviser, in its capacity as administrator1 for the Fund. The contractual advisory fee analysis does not take into account any fee reimbursements or waivers, whereas the actual advisory fee analysis does take into account any advisory (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon information taken from each Fund’s audited annual report for the period ended October 31, 2021, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. Broadridge provided expense data for Class I shares of each Fund. The Board reviewed the expense data for Class I shares as a proxy for all of a Fund’s share classes. In this regard, the Board noted that the expenses for a Fund’s Class I shares are generally lower than the expenses for a Fund’s other share classes and that the expense comparisons may differ for different classes. Fund-specific contractual advisory fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds and certain other Funds as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses.

The Board received a description of, and factored into its evaluation of each Fund’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Fund and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Fund may exhibit notable differences (for example, in its objective(s), management techniques, and relative size) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective advisory/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board noted that it generally considered the more-narrow expense “group” comparisons to be more important in the first instance than the broader expense “universe” comparisons, but took into account the broader expense universe comparisons as well, including, among other circumstances, when the number of funds in the more-narrow expense group was small or other aspects of the Fund differed appreciably

[1]	The Adviser served as the administrator for the Trust and its Funds prior to August 1, 2021.

from those of the funds in the more-narrow expense group. For uniformity, the Fund-specific contractual advisory fee and total expense ratio comparisons provided below are relative to the broader expense universe. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s advisory fee and total expense ratio.

In addition, with respect to each sub-advised Fund, the Board further considered the relative levels of the sub-advisory fee paid to the relevant Sub-Adviser and the advisory fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser, and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Fund. The Board also considered the sub-advisory fee paid to a Sub-Adviser in light of fees charged by the Sub-Adviser to similar funds advised or sub-advised by the Sub-Adviser, including explanations of differences among funds where relevant.

Allocation Funds

The Board considered that the contractual advisory fee for the 1290 DoubleLine Dynamic Allocation Fund and each of the 1290 Retirement Funds was above the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of these Funds was above the median for the Fund’s respective Broadridge category. For each Fund, the total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board also considered that, for the 1290 DoubleLine Dynamic Allocation Fund, the Broadridge expense data was based upon the Fund’s current fee and expense structure, but that, as noted above, in connection with a restructuring of the Fund anticipated to occur on or about August 19, 2022, the Fund would change its fee and expense structure, among other things, as noted above.

The Board also considered each 1290 Retirement Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Funds, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Fund and other funds-of-funds managed by the Adviser.

Active Funds

The Board considered that the contractual advisory fee for the 1290 Multi-Alternative Strategies Fund was below the median for the Fund’s Broadridge category. The Board also considered that the total expense ratio for the Class I shares of the Fund was above the median for the Fund’s Broadridge category.

The Board considered that the contractual advisory fee for each of the 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds was above the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of the 1290 Diversified Bond Fund was below the median for the Fund’s Broadridge category, and the total expense ratio for the Class I shares of each of the 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds was above (but, in the case of the 1290 SmartBeta Equity Fund, within five basis points of) the median for the Fund’s respective Broadridge category.

The Board also considered the 1290 Multi-Alternative Strategies Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Fund, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between the Fund and other funds-of-funds managed by the Adviser.

All Funds

The Board further considered that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as a Fund’s assets increase above certain levels. The Board noted that any such reduction in a Fund’s effective advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its and its affiliates’ advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in the Fund’s prospectus. In this regard, the

Board also noted that the current expense limitation arrangements for each of the 1290 DoubleLine Dynamic Allocation and 1290 GAMCO Small/Mid Cap Value Funds and each of the 1290 Retirement Funds include the fees and expenses of any underlying funds in which a Fund invests and, thus, such fees and expenses would not cause a Fund’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, each Fund’s actual advisory fee was lower than its contractual advisory fee and (except for the 1290 DoubleLine Dynamic Allocation Fund) was either at or below the median for the Fund’s respective Broadridge category. The Board also considered that the full effects of a change in the expense limitation arrangement for the 1290 Multi-Alternative Strategies Fund that the Adviser had agreed to implement during 2021, and the effects of a change in the expense limitation arrangement for the 1290 GAMCO Small/Mid Cap Value Fund that the Adviser had agreed to implement during 2022, were not reflected in the Broadridge expense data, but that all current fees and expenses of each Fund are explicitly disclosed in Fund offering documents.

Based on its review, the Board determined, with respect to each Fund, that the Adviser’s advisory fee is fair and reasonable, and the Board determined, with respect to each sub-advised Fund, that the Sub-Adviser’s sub-advisory fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2021, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2021, 2020, and 2019. The Board noted that the Adviser was heavily subsidizing the Funds’ expenses and that the Funds were not profitable.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Fund. The Board recognized that there is no uniform methodology within the asset management industry regarding the allocation of firm-wide or complex-wide expenses for determining profitability for this purpose; cost allocation methodologies are inherently subjective; and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the Adviser’s cost allocation methodology was consistent with the cost allocation methodology followed in the profitability report presentations for the Funds beginning with the July 2018 annual renewal process. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee has engaged an outside consultant to conduct periodic assessments of the cost allocation methodology, including adjustments to the methodology, as part of the Board’s review of the Adviser’s profitability analysis in connection with the annual renewal process. In addition to the annual profitability report presentation and extensive discussions with management, the Board took into account the series of assessments and noted that, following each such assessment, the consultant found that the Adviser’s overall cost allocation methodology was reasonable in all material respects and generally consistent with observed industry practices. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Funds, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Board acknowledged that, because each Sub-Adviser’s fee is paid by the Adviser, the Adviser is incentivized to negotiate a favorable fee. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the

Sub-Advisers based on the particular circumstances for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Fund and that many responsibilities related to the advisory function are retained by the Adviser.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of the services provided and the risks assumed.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Funds grow larger, the extent to which this is reflected in the level of advisory and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a fund and its shareholders. The Board noted that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as Fund assets increase above certain levels, and also considered whether such breakpoints are set at appropriate asset levels. The Board also noted that, although the advisory fees for the 1290 Retirement Funds do not include breakpoints, the Adviser was subsidizing all of the Funds’ expenses by making payments or waiving all or a portion of its and its affiliates’ advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain contractual levels as set forth in the Fund’s prospectus. The Board recognized that expense limitation arrangements can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline. In addition, the Board considered that the Adviser shares any realized economies of scale with the Funds in other ways, which may include setting a Fund’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Fund’s operation (and bear the risk that the Fund will never become profitable), while shareholders of the Fund receive the benefit of economies of scale that the Adviser expects the Fund will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Funds through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Funds and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Funds, and the ongoing development of the Adviser’s infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board also noted that the Adviser can share economies of scale with Funds by maintaining existing expense structures in the face of a rising cost environment.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Fund and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Fund assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to shareholders. The Board also noted that the aggregation of assets may result in the affected Fund(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser. With respect to the sub-advisory fee that does not include breakpoints, the Board considered the Sub-Adviser’s explanation that the sub-advisory fee is priced at a competitive level.

Based on its consideration of the factors above and recognizing that the Funds have relatively low asset levels to date, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the advisory, administrative and, as applicable, sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that Equitable Investment Management, LLC, an affiliate of the Adviser, currently serves as the administrator for the Funds and receives compensation for acting in this capacity. The Board also noted that Equitable Distributors, LLC, also an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. Equitable Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class T, and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Funds. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund, may engage in “soft dollar” transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Fund’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that each Sub-Adviser currently serves as investment sub-adviser for other funds advised by the Adviser and receives sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Additional Approvals

In connection with its consideration and approval of the renewal of the current Agreements at the July 2022 Meeting, the Board, including the Independent Trustees, also considered and unanimously approved the appointment of Equitable Investment Management II, LLC (“EIM II”), a newly-created affiliated investment advisory entity, as the investment adviser for the Funds. In connection with its approval of the appointment of EIM II as the investment adviser for the Funds, the Board also approved a new Investment Advisory Agreement between the Trust and EIM II (the “New Advisory Agreement”) with respect to all of the Funds to implement the transfer of investment advisory services for the Funds from EIM to EIM II and, as applicable, new Investment Sub-Advisory Agreements between EIM II and each Sub-Adviser (each, a “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) to implement the transfer of the current Investment Sub-Advisory Agreements from EIM to EIM II (these actions collectively, the “Proposed Advisory Transfer”), as shown in the table below with respect to the Funds listed below. EIM requested that the Board consider and approve the renewal of the current Agreements for an additional one-year term in the event that the Proposed Advisory Transfer was delayed past the current Agreements’ termination date of August 31, 2022, in which case it would be necessary for EIM to continue providing investment advisory services through the eventual transfer date.

As of the date of this shareholder report, the Proposed Advisory Transfer had not yet occurred.

Funds	New Agreement(s) Approved by the Trust’s Board with respect to the Funds

1290 Multi-Alternative Strategies Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

New Advisory Agreement between the Trust and EIM II
1290 Diversified Bond Fund	New Advisory Agreement between the Trust and EIM II New Sub-Advisory Agreement between EIM II and Brandywine Global Investment Management LLC
1290 DoubleLine Dynamic Allocation Fund*,***	New Advisory Agreement between the Trust and EIM II New Sub-Advisory Agreement between EIM II and Loomis, Sayles & Company, L.P. (“Loomis”)
1290 Essex Small Cap Growth Fund**,***	New Advisory Agreement between the Trust and EIM II New Sub-Advisory Agreement between EIM II and Essex Investment Management Company, LLC (“Essex”)
1290 GAMCO Small/Mid Cap Value Fund	New Advisory Agreement between the Trust and EIM II New Sub-Advisory Agreement between EIM II and GAMCO Asset Management, Inc.
1290 High Yield Bond Fund 1290 SmartBeta Equity Fund	New Advisory Agreement between the Trust and EIM II New Sub-Advisory Agreement between EIM II and AXA Investment Managers US Inc.

*

Effective on or about August 19, 2022, in connection with a restructuring, Loomis replaced the former sub-adviser to the Fund, and the Fund’s name changed to “1290 Loomis Sayles Multi-Asset Income Fund.” The Board approved the current Sub-Advisory Agreement between EIM and Loomis with respect to the Fund at a meeting held on April 20-21, 2022 (“April 2022 Meeting”).

**

The Fund commenced operations on July 11, 2022. The Board was not asked to approve the renewal of the current Advisory Agreement between the Trust and EIM with respect to the Fund or the current Sub-Advisory Agreement between EIM and Essex with respect to the Fund because the agreements were approved by the Board at a meeting held on June 15-16, 2022 (“June 2022 Meeting”) and have an initial two-year term. At the June 2022 Meeting, the Board noted that the Fund would commence operations with EIM as the investment adviser, but that, subject to Board approval, the investment advisory and investment sub-advisory arrangements for the Fund would transfer to EIM II together with the investment advisory and investment sub-advisory arrangements for the other Funds of the Trust.

***

In connection with its July 12-13, 2022 approvals of the New Agreements for 1290 DoubleLine Dynamic Allocation Fund and 1290 Essex Small Cap Growth Fund, the Board considered a representation by EIM that there were no developments not already disclosed to the Board since the April 2022 Meeting or the June 2022 Meeting, respectively, that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In reaching its decision to approve the New Agreement(s) with respect to each Fund, the Board considered its conclusions in connection with its decision to approve the renewal of the current Agreements, as well as that:

•

The Proposed Advisory Transfer would not result in any actual change in the management of any of the Funds or in the control of any investment adviser to any of the Funds, and therefore would not constitute an “assignment” of the Advisory Agreement or the Sub-Advisory Agreements under the 1940 Act, and thus the Proposed Advisory Transfer could be implemented with Board approval and would not require shareholder approval.

•

The Proposed Advisory Transfer would not result in any change in the nature, quality or extent of investment advisory or other services being provided to the Funds or in the investment operations, Sub-Advisers, portfolio managers, or other investment management personnel providing services to the Funds.

•

The terms of the proposed New Advisory Agreement are substantially identical to the terms of the current Advisory Agreement, except for the date of the agreements and a change in the name of the advisory entity from EIM to EIM II. The Proposed Advisory Transfer would not result in any change in the advisory fees paid by the Funds under the current Advisory Agreement.

•

The terms of the proposed New Sub-Advisory Agreements are substantially identical to the terms of the current Sub-Advisory Agreements, except for the date of the agreements, a change in the name of the advisory entity from EIM to EIM II, and non-material conforming changes relating to those differences. The Proposed Advisory Transfer would not result in any change in the sub-advisory fees paid under the current Sub-Advisory Agreements.

In approving the relevant New Agreement(s) with respect to each Fund, each Trustee, including the Independent Trustees, after considering all factors they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the approval of the New Agreement(s) was in the best interests of the applicable Fund and its shareholders.

Appendix A

The Board noted that the following information regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods and since inception periods ended March 31, 2022, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this shareholder report.

1290 Funds Investment Performance

For periods ended March 31, 2022

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 GAMCO Small/Mid Cap Value Fund Class A	11/12/2014	2.66	(3.02)	11.20	9.12	8.65	7.42	9.11	8.28
1290 GAMCO Small/Mid Cap Value Fund Class T	11/12/2014	2.89	0.32	11.51	10.57	8.93	8.37	9.39	9.01
1290 GAMCO Small/Mid Cap Value Fund Class I	11/12/2014	2.95	n/a	11.51	n/a	8.93	n/a	9.39	n/a
1290 GAMCO Small/Mid Cap Value Fund Class R	11/12/2014	2.43	n/a	10.96	n/a	8.40	n/a	8.85	n/a
Lipper Small-Cap Core Funds		2.16	n/a	12.24	n/a	9.07	n/a	8.79	n/a
Russell 2500 Value Index		7.73	n/a	12.98	n/a	9.19	n/a	8.92	n/a
1290 Multi-Alternative Strategies Fund Class A	7/6/2015	0.17	(5.31)	3.18	1.26	2.41	1.27	2.02	1.17
1290 Multi-Alternative Strategies Fund Class I	7/6/2015	0.31	n/a	3.43	n/a	2.66	n/a	2.27	n/a
1290 Multi-Alternative Strategies Fund Class R	7/6/2015	(0.08)	n/a	2.91	n/a	2.16	n/a	1.77	n/a
Lipper Alternative Multi-Strategy Funds		1.69	n/a	3.83	n/a	2.55	n/a	1.87	n/a
ICE BofA US 3-Month Treasury Bill Index		0.06	n/a	0.81	n/a	1.13	n/a	0.91	n/a
1290 SmartBeta Equity Fund Class A	11/12/2014	10.81	4.69	13.12	11.00	11.68	10.43	9.67	8.83
1290 SmartBeta Equity Fund Class T	11/12/2014	11.10	8.32	13.42	12.45	11.95	11.40	9.95	9.56
1290 SmartBeta Equity Fund Class I	11/12/2014	11.10	n/a	13.41	n/a	11.95	n/a	9.95	n/a
1290 SmartBeta Equity Fund Class R	11/12/2014	10.59	n/a	12.86	n/a	11.40	n/a	9.40	n/a
Lipper Global Large-Cap Core Funds		4.87	n/a	12.75	n/a	11.51	n/a	8.89	n/a
MSCI World (Net) Index		10.12	n/a	14.98	n/a	12.42	n/a	10.09	n/a
1290 High Yield Bond Fund Class A	11/12/2014	(0.78)	(5.27)	3.99	2.40	4.12	3.16	3.93	3.28
1290 High Yield Bond Fund Class T	11/12/2014	(0.42)	(2.93)	4.29	3.43	4.40	3.87	4.20	3.84
1290 High Yield Bond Fund Class I	11/12/2014	(0.53)	n/a	4.29	n/a	4.38	n/a	4.20	n/a
1290 High Yield Bond Fund Class R	11/12/2014	(0.92)	n/a	3.74	n/a	3.87	n/a	3.68	n/a
Lipper High Yield Funds		(0.28)	n/a	4.14	n/a	4.05	n/a	4.06	n/a
ICE BofA US High Yield Index		(0.29)	n/a	4.40	n/a	4.56	n/a	4.75	n/a

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 Diversified Bond Fund Class A	7/6/2015	(3.44)	(7.80)	6.10	4.48	5.19	4.22	4.33	3.62
1290 Diversified Bond Fund Class I	7/6/2015	(3.25)	n/a	6.25	n/a	5.39	n/a	4.56	n/a
1290 Diversified Bond Fund Class R	7/6/2015	(3.73)	n/a	5.78	n/a	4.88	n/a	4.05	n/a
Lipper General Bond Funds		(3.24)	n/a	2.63	n/a	3.13	n/a	3.53	n/a
Bloomberg U.S. Aggregate Bond Index		(4.15)	n/a	1.69	n/a	2.14	n/a	2.16	n/a
1290 DoubleLine Dynamic Allocation Fund Class A	3/7/2016	3.09	(2.58)	8.98	6.94	7.34	6.13	7.83	6.83
1290 DoubleLine Dynamic Allocation Fund Class I	3/7/2016	3.41	n/a	9.30	n/a	7.61	n/a	8.11	n/a
1290 DoubleLine Dynamic Allocation Fund Class R	3/7/2016	2.86	n/a	8.74	n/a	7.06	n/a	7.56	n/a
Lipper Mixed-Asset Target Allocation Moderate Funds		2.80	n/a	8.19	n/a	7.06	n/a	7.48	n/a
60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index		7.50	n/a	12.14	n/a	10.59	n/a	10.83	n/a
1290 Retirement 2020 Fund Class I	2/27/2017	2.35	n/a	6.30	n/a	6.30	n/a	6.23	n/a
Lipper Mixed-Asset Target 2020 Funds		1.46	n/a	7.25	n/a	6.58	n/a	6.57	n/a
S&P Target Date 2020 Index		2.14	n/a	7.40	n/a	6.78	n/a	6.71	n/a
1290 Retirement 2025 Fund Class I	2/27/2017	3.42	n/a	7.20	n/a	7.12	n/a	7.06	n/a
Lipper Mixed-Asset Target 2025 Funds		1.70	n/a	7.95	n/a	7.19	n/a	7.18	n/a
S&P Target Date 2025 Index		2.88	n/a	8.56	n/a	7.71	n/a	7.63	n/a
1290 Retirement 2030 Fund Class I	2/27/2017	4.28	n/a	7.81	n/a	7.67	n/a	7.59	n/a
Lipper Mixed-Asset Target 2030 Funds		2.45	n/a	9.14	n/a	8.20	n/a	8.20	n/a
S&P Target Date 2030 Index		3.70	n/a	9.65	n/a	8.56	n/a	8.49	n/a
1290 Retirement 2035 Fund Class I	2/27/2017	5.01	n/a	8.39	n/a	8.12	n/a	8.06	n/a
Lipper Mixed-Asset Target 2035 Funds		3.28	n/a	10.50	n/a	9.25	n/a	9.25	n/a
S&P Target Date 2035 Index		4.73	n/a	10.90	n/a	9.50	n/a	9.41	n/a
1290 Retirement 2040 Fund Class I	2/27/2017	5.65	n/a	9.33	n/a	8.86	n/a	8.79	n/a
Lipper Mixed-Asset Target 2040 Funds		3.85	n/a	11.36	n/a	9.91	n/a	9.92	n/a
S&P Target Date 2040 Index		5.48	n/a	11.78	n/a	10.15	n/a	10.06	n/a
1290 Retirement 2045 Fund Class I	2/27/2017	6.27	n/a	9.63	n/a	9.17	n/a	9.09	n/a
Lipper Mixed-Asset Target 2045 Funds		4.32	n/a	11.96	n/a	10.35	n/a	10.36	n/a
S&P Target Date 2045 Index		5.96	n/a	12.30	n/a	10.51	n/a	10.42	n/a

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 Retirement 2050 Fund Class I	2/27/2017	6.91	n/a	9.90	n/a	9.46	n/a	9.40	n/a
Lipper Mixed-Asset Target 2050 Funds		4.45	n/a	12.14	n/a	10.49	n/a	10.49	n/a
S&P Target Date 2050 Index		6.16	n/a	12.56	n/a	10.72	n/a	10.63	n/a
1290 Retirement 2055 Fund Class I	2/27/2017	7.44	n/a	10.17	n/a	9.76	n/a	9.69	n/a
Lipper Mixed-Asset Target 2055 Funds		4.51	n/a	12.25	n/a	10.57	n/a	10.58	n/a
S&P Target Date 2055 Index		6.24	n/a	12.65	n/a	10.80	n/a	10.72	n/a
1290 Retirement 2060 Fund Class I	2/27/2017	8.06	n/a	10.73	n/a	10.16	n/a	10.09	n/a
Lipper Mixed-Asset Target 2060 Funds		4.57	n/a	12.30	n/a	10.65	n/a	10.66	n/a
S&P Target Date 2060+ Index		6.16	n/a	12.68	n/a	10.87	n/a	10.79	n/a

Federal Income Tax Information (Unaudited)

Funds:	70% Dividend Received Reduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
1290 Diversified Bond	0.00%	$—	$—	$—
1290 Essex Small Cap Growth	0.00	—	—	—
1290 GAMCO Small/Mid Cap Value	100.00	—	—	6,937,069
1290 High Yield Bond	0.00	—	—	—
1290 Loomis Sayles Multi-Asset Income	3.68	—	—	1,904,182
1290 Multi-Alternative Strategies	10.29	263	45,595	1,243,789
1290 Retirement 2020	21.47	885	28,581	463,440
1290 Retirement 2025	26.83	1,873	55,622	860,778
1290 Retirement 2030	29.21	1,193	33,691	128,767
1290 Retirement 2035	33.17	1,525	42,455	—
1290 Retirement 2040	34.11	636	17,759	57,624
1290 Retirement 2045	12.68	964	26,650	376,691
1290 Retirement 2050	38.49	804	22,499	67,676
1290 Retirement 2055	14.50	718	19,903	24,625
1290 Retirement 2060	41.56	782	21,828	56,775
1290 SmartBeta Equity	25.78	—	—	6,057,832

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below. The Statements of Additional Information for each series of 1290 Funds includes additional information about the Trust’s Board and is available at the Funds’ website www.1290funds.com and available without charge upon request by calling 1-888-310-0416 or by sending an e-mail request to 1290funds@dfinsolutions.com.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee and Chief Executive Officer	From October 1, 2017 to present, Trustee and Chief Executive Officer; from June 2014 through February 2020, President, and from June 9, 2014 through September 30, 2017, Trustee, Chairman, President and Chief Executive Officer	Chairman of the Board and Chief Executive Officer of EIM (May 2011 to present); President of EIM (May 2011 to November 2021); Chairman of the Board, Chief Executive Officer and President of Equitable Investment Management, LLC (July 2021 to present); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.	125	None
Independent Trustees
Mark A. Barnard c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From February 27, 2017 to present	Retired. Previously, Managing Director – Private Investments, Howard Hughes Medical Institute, 2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	125	None.
Thomas W. Brock c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From January 1, 2016 to present	Retired. Previously, Director, President and Chief Executive Officer of Silver Bay Realty Trust Corp., June 2016 to May 2017 (and, prior thereto, Director and interim President and Chief Executive Officer from January 2016 to June 2016).	125	Liberty All-Star Funds (2)

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Michael B. Clement c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019 to present	Professor of Accounting, University of Texas, 2011 to present; Department of Accounting Chair, September 2018 to present.	125	New York Mortgage Trust
Donald E. Foley c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From June 9, 2014 to present	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	125	BioSig Technologies, Inc.; Wilmington Funds (12)
Patricia M. Haverland c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1956)	Trustee	April 2022 to present	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, SIEMENS, 2009 to 2018.	125	None.
H. Thomas McMeekin c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From June 9, 2014 to present	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC., 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	125	None.
Jeffery S. Perry c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1965)	Trustee	April 2022 to present	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm). Retired, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	125	Fortune Brands Home & Security, Inc.
Gary S. Schpero c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From June 9, 2014 to present, Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from June 9, 2014 through September 2017, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	125	Blackstone Funds (4)

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Kathleen Stephansen c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019 to present	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019 and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management from 2010 to 2016.	125	None.

*	Affilliated with the Adviser.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

†

The registered investment companies in the fund complex include the Trust, EQ Advisors Trust, and EQ Premier VIP Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, except for the Trust, for which he serves as Trustee and Chief Executive Officer. Mr. Schpero serves as Chairman of the Board for each such registered investment company.

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable Financial, EIM and/or Equitable Distributors, LLC. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee and Chief Executive Officer	Trustee and Chief Executive Officer from June 2014 to present; President from June 2014 through February 2020 and Chairman of the Board from June 2014 through September 2017	Chairman of the Board and Chief Executive Officer of EIM (May 2011 to present); President of EIM (May 2011 to November 2021); Chairman of the Board, Chief Executive Officer and President of Equitable Investment Management, LLC (July 2021 to present); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	President	President from February 2020 to present, Vice President from June 2016 to February 2020	Director (December 2014 to present), President (December 2021 to present), and Chief Operating Officer (March 2017 to present) of EIM; previously, Senior Vice President (March 2017 to November 2021) and Vice President (June 2014 to March 2017) of EIM; Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC (July 2021 to present); and Signatory Officer (November 2021 to present) and employee (October 2011 to present) of Equitable Financial.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	Director (February 2011 to present) and Senior Vice President (May 2011 to present) of EIM; Senior Vice President of Equitable Investment Management, LLC (July 2021 to present); and Signatory Officer (November 2021 to present) and employee (February 2003 to present) of Equitable Financial.
Joseph J. Paolo*** 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer and Vice President	From June 2014 to present	Chief Compliance Officer (June 2007 to present) and Senior Vice President (May 2011 to present) of EIM; Vice President and Chief Compliance Officer of Equitable Investment Management, LLC (July 2021 to present); and Signatory Officer (November 2021 to present) and employee (June 2007 to present) of Equitable Financial.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	Executive Vice President and Chief Investment Officer (June 2012 to present) and Director (May 2017 to present) of EIM; previously, Senior Vice President of EIM (May 2011 to June 2012); Executive Vice President of Equitable Investment Management, LLC (July 2021 to present); and Signatory Officer (November 2021 to present) and employee (February 2001 to present) of Equitable Financial.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	Senior Vice President and Deputy Chief Investment Officer of EIM (June 2012 to present), previously, Vice President of EIM (May 2011 to June 2012); and employee of Equitable Financial (1999 to present).
James Chen 1290 Avenue of the Americas, New York, New York 10104 (1968)	Vice President and Director of Risk	From July 2022 to Present	Vice President of EIM and Equitable Investment Management, LLC (July 2022 to present); employee of Equitable Financial (2015 to present);

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Aysha Pride 1290 Avenue of the Americas, New York, New York 10104 (1988)	Vice President	From July 2022 to Present	Vice President of EIM and Equitable Investment Management, LLC (July 2022 to present); employee of Equitable Financial (2014 to present).
Andrew Houston 1290 Avenue of the Americas, New York, New York 10104 (1990)	Vice President	From September 2022 to Present	Vice President of EIM and Equitable Investment Management, LLC (July 2022 to present); and employee of Equitable Financial (2017 to present).
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2014 to present	Vice President of EIM (May 2011 to present) and Equitable Investment Management, LLC (July 2021 to present); and employee of Equitable Financial (September 2008 to present).
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	Assistant Portfolio Manager (May 2016 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (November 2013 to present).
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	Assistant Portfolio Manager of EIM (December 2018 to present); and employee of Equitable Financial (August 2015 to present).
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	Assistant Portfolio Manager (May 2011 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (August 2002 to present).
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Chief Legal Officer, Senior Vice President and Secretary	From November 2022 to present	Executive Vice President, Secretary and General Counsel of EIM and Equitable Investment Management, LLC (October 2022 to present); employee of Equitable Financial (February 2019 to present); and Managing Director and Managing Counsel of The Bank of New York Mellon (July 2014 to February 2019).
Nadia Persaud, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President and Assistant Secretary	From December 2021 to present	Vice President, Assistant Secretary and Associate General Counsel of EIM (December 2021 to present); employee of Equitable Financial (December 2021 to present); Director and Senior Counsel of ICE Data Services (August 2020 to October 2021); Vice President of BlackRock (July 2019 to July 2020); and Vice President and Associate General Counsel of OppenheimerFunds (January 2017 to May 2019).
Kristina Magolis, Esq. 1290 Avenue of Americas, New York, New York 10104 (1985)	Vice President and Assistant Secretary	From November 2022 to present	Vice President, Assistant Secretary and Associate General Counsel of EIM and Equitable Investment Management, LLC (October 2022 to present); employee of Equitable Financial (October 2022 to present); and Vice President, Legal and Compliance, Morgan Stanley Investment Management (August 2017 to September 2022).
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	Vice President of EIM (August 2019 to present) and Equitable Investment Management, LLC (July 2021 to present); employee of Equitable Financial (August 2019 to present); and Director of Prudential Financial (January 2016 to July 2019).
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	Employee of Equitable Financial (March 2013 to present).
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From June 2014 to present	Employee of Equitable Financial (February 2009 to present).

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From June 2014 to present	Employee of Equitable Financial (November 2012 to present).
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From June 2014 to present	Vice President of EIM (April 2015 to present) and Equitable Investment Management, LLC (July 2021 to present); and employee of Equitable Financial (February 2009 to present).
Patricia Cox 1290 Avenue of the Americas, New York, New York 10104 (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 2014 to present	Vice President of EIM (June 2014 to present); and employee of Equitable Financial (April 2014 to present).
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From June 2014 to present	Assistant Vice President and Assistant Secretary of EIM (March 2015 to present) and Equitable Investment Management, LLC (July 2021 to present); and employee of Equitable Financial (July 2004 to present).
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	Employee of Equitable Financial (July 2013 to present).
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	Employee of Equitable Financial (April 2019 to present); and Compliance Associate at Manifold Fund Advisors (November 2016 to March 2018).
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	Employee of Equitable Financial (June 2019 to present); and Senior Paralegal at Gemini Fund Services (August 2015 to May 2019).

*	The officers in the table above (except Patricia Cox) hold similar positions with EQ Advisors Trust and EQ Premier VIP Trust, the other registered investment companies in the fund complex.
**	Each officer is elected on an annual basis.
***

During the fiscal year ended October 31, 2022, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he served in that capacity, compensation in the amount of $290,000, of which the Trust paid $2,037.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (UNAUDITED)

Equitable Investment Management Group, LLC may be deemed to be a control person with respect to the 1290 Funds by virtue of its ownership of a substantial majority of the 1290 Funds’ shares. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	1290AR103122 DFIN#367356

© 2022 Equitable Holdings, Inc. All rights reserved.

1290 Avenue of the Americas, New York, NY 10104.

Equitable Financial Life Insurance Company

Item 1(b):

Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Michael Clement and Donald E. Foley serve on its audit committee as “audit committee financial experts” as defined in Item 3. Mr. Clement and Mr. Foley are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees for fiscal year 2022: $494,799 and for fiscal year 2021: $473,596.

(b)     Audit-Related Fees fiscal year 2022: $0 and for fiscal year 2021: $0.

(c)     Tax Fees for fiscal year 2022: $145,799 and for fiscal year 2021: $162,162.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)     All Other Fees for fiscal year 2022:$0 and for fiscal year 2021: $0.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)     The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services performed by the registrant’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the registrant require pre-approval by the audit committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the audit committee or its delegate prior to payment.

(e)(2)    None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)     For fiscal year 2022: $0 and for fiscal year 2021: $0.

(h)    The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)    The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)    Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
December 29, 2022

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer and Treasurer
December 29, 2022